[Junction City, AR]




                                    L E A S E

                                     between

                     HEALTH CARE PROPERTY INVESTORS, INC.,


                                    as Lessor


                                       AND


            CENTENNIAL HEALTHCARE INVESTMENT CORPORATION,


                                    as Lessee



                            Dated as of June 15, 1998














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TABLE OF CONTENTS
                                                                 Page



      ARTICLE I.................................................  1
           1.   Leased Property; Term...........................  1

      ARTICLE II................................................  2
           2.   Definitions.....................................  2

      ARTICLE III............................................... 18
           3.1  Rent............................................ 18
           3.2  Determination of Additional Rent................ 20
           3.3  Confirmation of Gross Revenues.................. 21
           3.4  Additional Charges.............................. 21
           3.5  Late Payment of Rent............................ 22
           3.6  Net Lease....................................... 23

      ARTICLE IV................................................ 23
           4.1  Impositions..................................... 23
           4.2  Utilities....................................... 24
           4.3  Insurance....................................... 24
           4.4  Impound Account................................. 25
           4.5  Tax Service..................................... 25

      ARTICLE V................................................. 25
           5.   No Termination, Abatement, etc.................. 25

      ARTICLE VI................................................ 26
           6.1  Ownership of the Leased Property................ 26
           6.2  Personal Property............................... 26
           6.3  Transfer  of  Personal  Property  and  Capital
           Additions to Lessor.................................. 26

      ARTICLE VII............................................... 26
           7.1  Condition of the Leased Property................ 26
           7.2  Use of the Leased Property...................... 27
           7.3  [Reserved]...................................... 28
           7.4  Preservation  of Gross  Revenues  and Facility
           Value 28

      ARTICLE VIII.............................................. 28
           8.   Compliance    with    Legal   and    Insurance
                Requirements, Instruments, etc.................. 28

      ARTICLE IX................................................ 29
           9.1  Maintenance and Repair.......................... 29
           9.2  Encroachments, Restrictions, etc................ 31

      ARTICLE X................................................. 32
           10.1 Construction  of Capital  Additions  and Other
                Alterations to the Leased Property.............. 32
           10.2 Requirements  for  Any  Alterations  Which  Do
                Not Require Lessor's Consent.................... 32

      ARTICLE XI................................................ 41
           11.  Liens........................................... 41

      ARTICLE XII............................................... 41
           12.  Permitted Contests.............................. 41

      ARTICLE XIII.............................................. 42
           13.1 General Insurance Requirements.................. 42
           13.2 Replacement Cost................................ 43
           13.3 Additional Insurance............................ 43
           13.4 Waiver of Subrogation........................... 43
           13.5 Policy Requirements............................. 44
           13.6 Increase in Limits.............................. 44
           13.7 Blanket   Policies   and   Policies   Covering
           Multiple Locations................................... 44
           13.8 No Separate Insurance........................... 44

      ARTICLE XIV............................................... 45
           14.1 Insurance Proceeds.............................. 45
           14.2 Insured Casualty................................ 45
           14.3 Uninsured Casualty.............................. 46
           14.4 No Abatement of Rent............................ 47
           14.5 Waiver.......................................... 47

      ARTICLE XV................................................ 47
           15.  Condemnation.................................... 47
                15.1 Total Taking............................... 47
                15.2 Partial Taking............................. 47
                15.3 Restoration................................ 47
                15.4 Award-Distribution......................... 47
                15.5 Temporary Taking........................... 48
                15.6 Sale Under Threat of Condemnation.......... 48

      ARTICLE XVI............................................... 48
           16.1 Events of Default............................... 48
           16.2 Certain Remedies................................ 51
           16.3 Damages......................................... 51
           16.4 Receiver........................................ 52
           16.5 Lessee's Obligation to Purchase................. 52

           16.6 Waiver.......................................... 52
           16.7 Application of Funds............................ 53
           16.8 Facility Operating Deficiencies................. 53
           16.9 [Reserved]...................................... 53
           16.10Lessor's Security Interest...................... 53

      ARTICLE XVII.............................................. 54
           17.  Lessor's Right to Cure Lessee's Default......... 54

      ARTICLE XVIII............................................. 55
           18.  Purchase of the Leased Property................. 55

      ARTICLE XIX............................................... 55
           19.  Renewal Terms................................... 55

      ARTICLE XX................................................ 56
           20.  Holding Over.................................... 56

      ARTICLE XXI............................................... 56
           21.1 Letter(s) of Credit............................. 56
           21.2 Uses of Letter(s) of Credit..................... 56
           21.3 Treatment  of Funds Drawn Under  Letter(s)  of
           Credit............................................... 57

      ARTICLE XXII.............................................. 57
           22.  Risk of Loss.................................... 57

      ARTICLE XXIII............................................. 57
           23.  General Indemnification......................... 57

      ARTICLE XXIV.............................................. 58
           24.  Transfers....................................... 58
                24.1 Prohibition................................ 58
                24.2 Consent and Transfer Consideration......... 59
                24.3 Attornment and Related Matters............. 60
                24.4 Assignment  of  Lessee's  Rights  Against
                     Occupant Under a Master Sublease........... 61
                24.5 Costs...................................... 61
                24.6 No Release of Lessee's Obligations......... 61
                24.7 REIT Protection............................ 62
                24.8 Transfers In Bankruptcy.................... 62
                24.9 Public Offering/Public Trading............. 63

                24.10Special    Transactions   Not   Requiring
                Lessor's Consent................................ 63

      ARTICLE XXV............................................... 65
           25.  Officer's     Certificates    and    Financial
           Statements........................................... 65
                25.1 Officer's Certificate...................... 65
                25.2 Statements................................. 65
                25.3 Charges.................................... 66

      ARTICLE XXVI.............................................. 67
           26.  Lessor's   Right  to  Inspect   and  Show  the
                Leased Property and Capital Additions........... 67

      ARTICLE XXVII............................................. 67
           27.  No Waiver....................................... 67

      ARTICLE XXVIII............................................ 67
           28.  Remedies Cumulative............................. 67

      ARTICLE XXIX.............................................. 68
           29.  Acceptance of Surrender......................... 68

      ARTICLE XXX............................................... 68
           30.  No Merger....................................... 68

      ARTICLE XXXI.............................................. 68
           31.  Conveyance by Lessor............................ 68

      ARTICLE XXXII............................................. 68
           32.  Quiet Enjoyment................................. 68

      ARTICLE XXXIII............................................ 68
           33.  Notices......................................... 68

      ARTICLE XXXIV............................................. 69
           34.  Appraiser....................................... 69

      ARTICLE XXXV.............................................. 71
           35.  Right of First Offer............................ 71

      ARTICLE XXXVI............................................. 72
           36.1 Lessor May Grant Liens.......................... 72
           36.2 Attornment...................................... 72

      ARTICLE XXXVII............................................ 72
           37.1 Hazardous Substances............................ 72
           37.2 Notices......................................... 73

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           37.3 Remediation..................................... 73
           37.4 Indemnity....................................... 74
           37.5 Environmental Inspection........................ 75
           37.6 Review and  Approval of Current  Environmental
           Report............................................... 76

      ARTICLE XXXVIII........................................... 78
           38.  Memorandum of Lease............................. 78

      ARTICLE XXXIX............................................. 78
           39.  Sale of Assets.................................. 78

      ARTICLE XL.    [INTENTIONALLY DELETED].................... 79

      ARTICLE XLI............................................... 79
           41.  Authority....................................... 79

      ARTICLE XLII.............................................. 79
           42.  Attorneys' Fees................................. 79

      ARTICLE XLIII............................................. 79
           43.  Brokers......................................... 79

      ARTICLE XLIV.............................................. 79
           44.  Submission to Arbitration....................... 79

      ARTICLE XLV............................................... 81
           45.  Miscellaneous................................... 81
                45.1 Survival................................... 81
                45.2 Severability............................... 81
                45.3 Non-Recourse............................... 81
                45.4 Licenses................................... 81
                45.5 Successors and Assigns..................... 82
                45.6 Termination Date........................... 82
                45.7 Governing Law.............................. 83
                45.8 Waiver of Trial by Jury.................... 83
                45.9 Lessee's Equitable Remedies................ 84
                45.10Entire Agreement........................... 84
                45.11Headings................................... 84
                45.12Counterparts............................... 84
                45.13Joint and Several.......................... 84
                45.14Interpretation............................. 85
                45.15Time of Essence............................ 85
                45.16Force Majeure.............................. 85
                45.17Further Assurances......................... 85

      ARTICLE XLVI.............................................. 85
           46.  Delays in Delivery of Possession................ 85

      ARTICLE XLVII............................................. 86
           47.  Additional     Conditions     to     Continued
           Effectiveness of Lease............................... 86

      ARTICLE XLVIII............................................ 87
           48.  Representations by the Parties.................. 87

      ARTICLE XLIX.............................................. 88
           49.  Renegotiation/Early Termination................. 88

      ARTICLE L................................................. 89
           50.  Minimum  Rent  and  Special   Additional  Rent
           Reallocation......................................... 89

      ARTICLE LI................................................ 90
           51.  Pre-Commencement Provisions..................... 90


Exhibit A  Legal Description of the Land

Exhibit B  List of Lessor's Personal Property

Exhibit C  Form of Amendment

Exhibit D  Existing Leases

Exhibit E  Facilities Group Leases

Exhibit F  Fixed  Term  Monthly  Minimum  Rent  Schedule;   Initial
           Minimum  Purchase  Price  and  Special  Additional  Rent
           Schedule

Exhibit G  Permitted Exceptions

Exhibit H  Minimum Rent Reallocation Example(s)

                                      LEASE


           THIS LEASE ("Lease") is dated as of the 15th day of June, 1998, and is between [HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Lessor"), and CENTENNIAL HEALTHCARE INVESTMENT CORPORATION, a Georgia corporation ("Lessee").


                                   ARTICLE I.

           1.   Leased Property; Term

           Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee leases from Lessor all of Lessor's rights and interests in and to the following (collectively the "Leased Property"):

                (a) the real property described in Exhibit A attached hereto (collectively, the "Land");

                (b) all buildings, structures, Fixtures and other improvements of every kind now or hereafter located on the Land, including alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site to the extent Lessor has obtained any interest in the same), parking areas and roadways appurtenant to such buildings and structures and Capital Additions funded by Lessor (collectively, the "Leased Improvements");

                (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements (collectively, the "Related Rights");

                (d) all equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with and permanently affixed to or incorporated into the Leased Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems, apparatus, sprinkler systems, fire and theft protection equipment, and built-in oxygen and vacuum systems, all of which, to the greatest extent permitted by law, are hereby deemed to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures"); and

                (e) the machinery, equipment, furniture and other personal property described on Exhibit B attached hereto together with any other item of personal property funded by Lessor as part of a Capital Project pursuant to
Section  10.3  below  (as  defined  below)  and  any and  all  replacements  and
substitutes  for  any  of  the  foregoing   (collectively,   "Lessor's  Personal
Property").

           SUBJECT, HOWEVER, to the Permitted Exceptions, as defined below, to have and to hold for (1) a fixed term (the "Fixed Term") commencing on the Commencement Date, as defined below, and ending at 11:59 p.m. Los Angeles, California, time on September 30, 2012, and (2) the Extended Terms provided for in Article XIX unless this Lease is earlier terminated as hereinafter provided. Following the Commencement Date, the parties shall execute an amendment to this Lease in substantially the form attached hereto as Exhibit C to confirm certain matters, including the Commencement Date. In addition, following each Capital Project Rent Commencement Date (as defined below), if any, the parties shall similarly execute an amendment to this Lease to confirm the total Project Costs (as defined below) funded by Lessor on account of a Capital Project (as defined below) and the applicable increase in the Minimum Rent (as defined below) on account thereof pursuant to Section 3.1 below. Upon any other change in the Minimum Rent pursuant to Section 3.1 below or elsewhere in this Lease, the parties shall again execute an amendment to this Lease confirming such matters. Notwithstanding the foregoing, the failure of Lessee to so execute and deliver any such amendment shall not affect Lessor's determination of the matters to be confirmed thereby.

                                   ARTICLE II.

           2. Definitions. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as at the time applicable; (iii) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease; (iv) the word "including" shall have the same meaning as the phrase "including, without limitation," and other similar phrases; and (v) the words "herein," "hereof" and "hereunder" and other similar words refer to this Lease as a whole and not to any particular Article, Section or other subdivision:

                AAA:  As defined in Article XLIV.

                Additional Charges:  As defined in Article III.

                Additional Rent:  As defined in Article III.

                Adios Date:  As defined in Article XLVII.

                Adjustment Amount:  As defined in Article L.

                Affiliate: Any Person which, directly or indirectly (including through one or more intermediaries), controls or is controlled by or is under common control with any other Person, including any Subsidiary of a Person. For purposes of this definition, the definition of "Controlling Person" below, and
Article XXIV below, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly (including through one or more intermediaries), of the power to direct or cause the direction of the management and policies of such Person, through the ownership or control of voting securities, partnership interests or other equity interests or otherwise. Without limiting the generality of the foregoing, when used with respect to any corporation, the term "Affiliate" shall also include (i) any Person which owns, directly or indirectly (including through one or more intermediaries), Fifty Percent (50%) or more of any class of voting security or equity interests of such corporation, (ii) any Subsidiary of such corporation and (iii) any Subsidiary of a Person described in clause (i).

                Allocated Value: As defined in the definition of Transfer Consideration in this Article II and as further determined in accordance with the appraisal procedures set forth in Article XXXIV.

                Appraiser:  As defined in Article XXXIV.

                Architect: An architect and/or engineer licensed in the State and selected by Lessee and reasonably approved by Lessor; provided, however, that with respect to any approved Capital Project, if the scope and nature thereof does not require the services of an architect and/or engineer as reasonably determined by Lessee and Lessor, then for purposes of any such Capital Project, the term "Architect" may instead mean a space planner or other construction consultant engaged by Lessee and reasonably approved by Lessor.

                Award:  All  compensation,   sums  or  anything  of
value   awarded,   paid  or   received   on  a  total  or   partial
Condemnation.

                Bankruptcy  Code:  The  United  Stated   Bankruptcy
Code (11 U.S.C. ss. 101 et seq.), and any successor statute or legislation thereto.

                Base Gross Revenues: (i) For the Fixed Term, the Gross Revenues for the Gross Revenue Year commencing January 1, 2001 and ending December 31, 2001, (ii) for the first Extended Term (i.e., October 1, 2012 through and including September 30, 2022), if applicable, the Gross Revenues for the Gross Revenue Year commencing January 1, 2012 and ending December 31, 2012, and (iii) for the second Extended Term (i.e., October 1, 2022 through and including September 30, 2032), if applicable, the Gross Revenues for the Gross Revenue Year commencing January 1, 2022 and ending December 31, 2022.

                Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.

                Capital Additions: One or more new buildings, or one or more additional structures annexed to any portion of any of the Leased Improvements, or the material expansion of existing improvements, which are constructed on any parcel or portion of the Land, during the Term, including construction of a new wing or new story, or the renovation of existing improvements on the Leased Property in order to provide a functionally new facility needed to provide services not previously offered.

                Capital Addition Costs: The costs of any Capital Addition made to the Leased Property whether paid for by Lessee or Lessor, including (i) all permit fees and other costs imposed by any Governmental Authority, the cost of site preparation, the cost of construction including materials and labor, the cost of supervision and related design, engineering and architectural services, the cost of any fixtures, and if and to the extent approved by Lessor, the cost of construction financing; (ii) fees paid to obtain necessary licenses and certificates; (iii) if and to the extent approved by Lessor in writing and in advance, the cost of any land contiguous to the Leased Property which is to become a part of the Leased Property purchased for the purpose of placing thereon the Capital Addition or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same; (iv) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Addition during construction; (v) the cost of title insurance; (vi) reasonable fees and expenses of legal counsel; (vii) filing, registration and recording taxes and fees;
(viii) documentary stamp and similar taxes; and (ix) all reasonable costs and expenses of Lessor and any Person which has committed to finance the Capital Addition, including (a) the reasonable fees and expenses of their respective legal counsel; (b) printing expenses; (c) filing, registration and recording taxes and fees; (d) documentary stamp and similar taxes; (e) title insurance charges and appraisal fees; and (f) commitment fees charged by any Person advancing or offering to advance any portion of the financing for such Capital Addition. All Project Costs advanced or funded by Lessor hereunder on account of a Capital Project shall be treated as a Capital Addition Cost paid for by Lessor under this Lease.

                Capital Project Rent Commencement Date: With respect to any Capital Project funded by Lessor pursuant to Section 10.3 below, the earlier of
(i) the Completion Date and (ii) the Outside Date.

                Capital  Projects:   Collectively,   any  approved  (i)  Capital
Renovation Project and/or (ii) Capital Addition, in each such instance which is to be funded by Lessor pursuant to Section 10.3.

                Capital Renovation Project: Any capital repairs and/or improvements to the Leased Property which do not constitute a Capital Addition, together with any FF&E Refurbishment. As used herein, a "capital repair or capital improvement" shall be any repair or improvement the cost of which must be capitalized for financial reporting purposes.

                Code:  The  Internal   Revenue  Code  of  1986,  as
amended.

                Commencement Date: The date Lessee takes possession of and commences use and operation of the Leased Property for any purpose whatsoever following satisfaction of the condition to the continued effectiveness of this Lease as set forth in Article XLVII below.

                Commercial Occupancy Arrangement: Any commercial (as opposed to resident or patient) Occupancy Arrangement.

                Completion Date: The date on which the construction/performance of any Capital Project has been substantially completed and Lessee has received all licenses, authorizations and permits, if any, required by any Governmental Authority for the use and operation of the Capital Project (including a certificate or temporary certificate of occupancy, if applicable). For purposes of this Lease, "substantially completed" shall mean that the improvements/repairs being constructed/performed as part of the Capital Project and all other work which Lessee is obligated to perform under this Lease with respect to a Capital Project have been functionally completed in accordance with the Plans therefor and the applicable provisions of this Lease, notwithstanding the fact that Punch-List Items remain to be performed.

                Condemnation: The exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor or a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

                Condemnor:  Any public or  quasi-public  authority,
or  private   corporation  or  individual,   having  the  power  of
Condemnation.

                Consolidated Financials: For any fiscal year or other accounting period for any Person and its consolidated Subsidiaries, statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as of the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP.

                Consolidated Net Worth: At any time, the sum of the following for any Person and its consolidated Subsidiaries, on a consolidated basis determined in accordance with GAAP:

                     (i)  the  amount  of  capital  or  stated   capital  (after
           deducting the cost of any shares held in its treasury), plus

                     (ii) the amount of capital  surplus and  retained  earnings
           (or, in the case of a capital surplus or retained earnings deficit, minus the amount of such deficit), minus

                     (iii)the sum of the following (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings): (a) unamortized debt discount and expense; and (b) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent Consolidated Financials prior to the date hereof, excluding, however, any (i) net write-up in value of foreign currency in accordance with GAAP, (ii) write-up resulting from a reversal of a reserve for bad debts or depreciation, and (iii) write-up resulting from a change in methods of accounting for inventory.

                Controlling Person: Any (i) Person(s) which, directly or indirectly (including through one or more intermediaries), controls Lessee and would be deemed an Affiliate of Lessee, including any partners, shareholders, principals, members, trustees and/or beneficiaries of any such Person(s) to the extent the same control Lessee and would be deemed an Affiliate of Lessee, and
(ii) Person(s) which controls, directly or indirectly (including through one or more intermediaries), any other Controlling Person(s) and which would be deemed an Affiliate of any such Controlling Person(s).

                County:   The  County  or  Township  in  which  the
Leased Property is located.

                CPR:  As defined in Article XLIV.

                Current Operator:  As defined in Article XLVI.

                Date of Taking: The date the Condemnor has the right to possession of the property being condemned.

                Environmental Costs:  As defined in Article XXXVII.

                Environmental Laws: Environmental Laws shall mean any and all federal, state, municipal and local laws, statutes, ordinances, rules, regulations, guidances, policies, orders, decrees, judgments, whether statutory or common law, as amended from time to time, now or hereafter in effect, or promulgated, pertaining to the environment, public health and safety and industrial hygiene, including the use, generation, manufacture, production, storage, release, discharge, disposal, handling, treatment, removal, decontamination, clean-up, transportation or regulation of any Hazardous Substance, including the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Insecticide, Fungicide, Rodenticide Act, the Safe Drinking Water Act and the Occupational Safety and Health Act.

                Environmental   Report:   As   defined  in  Article
XXXVII.

                Event of Default:  As defined in Article XVI.

                Existing Leases: Those certain leases described on Exhibit D attached hereto and incorporated herein by this reference between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee.

                Extended Term(s):  As defined in Section 19.1.

                Facility: The health care facility being operated on the Leased Property, together with any Capital Additions, in accordance with this Lease.

                Facility Group Facilities: The "Leased Property" and "Facilities" covered by each Facility Group Lease (each, a "Facility Group Facility").

                Facility Group Leases: Those certain leases, each of even date herewith, between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee and covering one of the respective facilities described on Exhibit E attached hereto and incorporated herein by this reference. This Lease shall be deemed a "Facility Group Lease" for purposes of each other Facility Group Lease.

                Facility Mortgage:  As defined in Article XIII.

                Facility Mortgagee:  As defined in Article XIII.

                Facility Operating Deficiency: A deficiency in the conduct of the operation of the Facility which, in the reasonable determination of Lessor, if not corrected within a reasonable time, would have the likely effect of causing a revocation or termination of (i) the Facility's applicable licensure necessary to operate the Facility for its Primary Intended Use or (ii) certification under government reimbursement programs and which would materially affect Gross Revenues or a material number of patients/residents.

                Fair Market Rental: The fair market rental value of the Leased Property and all Capital Additions, or applicable portion(s) thereof (including any appropriate periodic escalations therein), determined in accordance with the appraisal procedures set forth in Article XXXIV, and assuming the same is exposed on the open market at the time of the appraisal and taking into account, among other relevant factors, the income generated from the Leased Property and all Capital Additions, or applicable portion(s) thereof, but specifically excluding brokerage commissions and other Lessor payments that do not directly inure to the benefit of lessees.

                Fair Market Value: The fair market value of the Leased Property and all Capital Additions, determined in accordance with the appraisal procedures set forth in Article XXXIV and this definition. Fair Market Value shall also be determined by valuing the Leased Property and all Capital Additions as a fully-permitted Facility operated in accordance with the provisions of this Lease.

                FF&E Refurbishment: That portion of any Capital Project which relates to the purchase, installation and/or repair of any tangible moveable Personal Property for the Facility.

                Fixed Term:  As defined in Article I.

                Fixtures:  As defined in Article I.

                GAAP:  Generally accepted accounting principles.

                Governmental Authority: The United States, the State, county, city and applicable subdivision in which the Leased Property is located or which exercise jurisdiction over the Leased Property and/or the construction/performance of a Capital Project, and any court administrator, agency, department, commission, board, bureau or instrumentality of any of them which exercise jurisdiction over the Leased Property and/or construction/performance of a Capital Project.

                Gross Revenue Year: Each twelve (12) month period from January 1 to and including December 31.

                Gross Revenues: All revenues received or receivable from or by reason of the operation of the Facility or any other use of the Leased Property, Lessee's Personal Property and all Capital Additions including all revenues received or receivable for the use of or otherwise attributable to units, rooms, beds and other facilities provided, meals served, services performed (including ancillary services), space or facilities subleased or goods sold on or from the Leased Property and all Capital Additions; provided, however, that Gross Revenues shall not include:

                     (i) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business; and

                     (ii) federal, state or local excise taxes and any tax based upon or measured by such revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately.

                Gross Revenues for each Gross Revenue Year shall include all cost report settlement amounts properly estimated and recordable during such Gross Revenue Year in accordance with GAAP relating to health care accounting, regardless of the Gross Revenue Year that such settlement amounts based upon such estimates are actually received or paid; provided, however, that if any settlements amounts received, paid or charged during any Gross Revenue Year are attributable to any prior Gross Revenue Year and such amounts actually received or charged are in excess of or less than the settlements amounts which were properly estimated and recordable during such prior Gross Revenue Year, then the amount of such excess or deficiency, as the case may be, shall be included (or excluded, as the case may be) during the Gross Revenue Year in which paid, received or charged, as applicable, regardless of the Gross Revenue Year that such excess or deficiency actually applies to. Gross Revenues shall also include the Gross Revenues of any Occupant under a Commercial Occupancy Arrangement, i.e., the Gross Revenues generated from the operations conducted on or from such subleased, licensed or other used or occupied portion of the Leased Property and all Capital Additions shall be included directly in the Gross Revenues; provided, however, that the rent received or receivable by Lessee from or under such Commercial Occupancy Arrangement shall be excluded from Gross Revenues for such purpose.

                Guarantors: Centennial Healthcare Corporation, a Delaware corporation.

                Guaranty: The Guaranty of Obligations of even date herewith executed by Guarantor.

                Handling:  As defined in Article XXXVII.

                Hazardous Substances: Collectively, any petroleum, petroleum product or byproduct, asbestos or material containing asbestos, polychlorinated biphenyls, or any substance, material or waste regulated or listed pursuant to any Environmental Law.

                HCPI: Health Care Property Investors, Inc., a Maryland corporation.

                Historical  Operating  Information:  As  defined in
Article XLIX.

                Impositions: Collectively, all taxes, including capital stock, franchise and other state taxes of Lessor (and, if Lessor is not HCPI, of HCPI as a result of its investment in Lessor), ad valorem, sales, use, single business, gross receipts, transaction privilege, rent or similar taxes; assessments including assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term; ground rents; water, sewer and other utility levies and charges; excise tax levies; fees including license, permit, inspection, authorization and similar fees; and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property, any Capital Additions and/or the Rent and all interest and penalties thereon attributable to any failure in payment by Lessee which at any time during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (i) Lessor or Lessor's interest in the Leased Property or any Capital Additions,
(ii) the Leased Property, any Capital Additions or any parts thereof or any rent therefrom or any estate, right, title or interest therein, or (iii) any occupancy, operation, use or possession of, or sales from or activity conducted on or in connection with the Leased Property, any Capital Additions or the leasing or use of the Leased Property, any Capital Additions or any parts thereof; provided, however, that nothing contained in this Lease shall be construed to require Lessee to pay (a) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other Person, (b) any transfer, or net revenue tax of Lessor or any other Person except Lessee and its successors, (c) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property, any Capital Additions or the proceeds thereof, or (d) except as expressly provided elsewhere in this Lease, any principal or interest on any indebtedness on the Leased Property for which Lessor is the obligor, except to the extent that any tax, assessment, tax levy or charge, of the type described in any of clauses
(a), (b), (c) or (d) above is levied, assessed or imposed in lieu of or as or as a substitute for any tax, assessment, levy or charge which is otherwise included in this definition of an "Imposition."

                Incremental Gross Revenues: The positive amount, if any, by which the Gross Revenues for the Gross Revenue Year in question exceeds the Base Gross Revenues.

                Insurance Requirements: The terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy and of any insurance board, association, organization or company necessary for the maintenance of any such policy.

                Intangible Property: All accounts, proceeds of accounts, rents, profits, income or revenues derived from the use of rooms or other space within the Leased Property or the providing of services in or from the Leased Property and all Capital Additions; documents, chattel paper, instruments, contract rights, deposit accounts, general intangibles, causes of action, now owned or hereafter acquired by Lessee (including any right to any refund of any Impositions) arising from or in connection with Lessee's operation or use of the Leased Property and all Capital Additions; all licenses and permits now owned or hereinafter acquired by Lessee, which are necessary or desirable for Lessee's use of the Leased Property and all Capital Additions for the Primary Intended Use, including, if applicable, any certificate of need or similar certificate; the right to use any trade name or other name associated with the Facility (other than the names "Centennial" or "Paragon"); and any and all third-party provider agreements (including Medicare and Medicaid).

                Land:  As defined in Article I.

                Lease:  As defined in the preamble.

                Lease Year: Each period of twelve (12) full calendar months from and after the Commencement Date, unless the Commencement Date is a day other than the first (1st) day of a calendar month, in which case the first Lease Year shall be the period commencing on the Commencement Date and ending on the last day of the eleventh (11th) month following the month in which the Commencement Date occurs and each subsequent Lease Year shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year; provided, however, that the last Lease Year during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term.

                Leased  Improvements;   Leased  Property:  Each  as
defined in Article I.

                Legal Requirements: Collectively, (i) all federal, state, county, municipal and other governmental statutes, laws (including common law and Environmental Laws), rules, policies, guidance, codes, orders, regulations, ordinances, permits, licenses, covenants, conditions, restrictions, judgments, decrees and injunctions affecting either the Leased Property, Lessee's Personal Property and all Capital Additions or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may
(A) require repairs, modifications or alterations in or to the Leased Property, Lessee's Personal Property and all Capital Additions, (B) in any way adversely affect the use and enjoyment thereof, or (C) regulate the transport, handling, use, storage or disposal or require the cleanup or other treatment of any Hazardous Substance, and (ii) all Permitted Exceptions.

                Lessee:  As defined in the preamble.

                Lessee's Affidavit: A sworn affidavit of Lessee, in form and substance reasonably satisfactory to Lessor, stating that to the best of Lessee's knowledge, all labor and material bills of every kind and character incurred by Lessee to the date of such affidavit in connection with a Capital Project has been paid in accordance with the payment provisions of the applicable Project Contracts except for the unpaid bills to be paid from the proceeds of the current advance request, and that the builder's risk insurance as described in Section 10.3 contains sufficient coverage for the construction/performance of a Capital Project, including the value of any materials stored off the Leased Property.

                Lessee's Personal Property: The Personal Property other than Lessor's Personal Property.

                Lessee's Removable Personal Property: Lessee's computer software and hardware, all accounting, patient care, payroll, cash management, accounting and other business information systems, and any and all marketing materials and management manuals used by Lessee in the operation of the Facility.

                Lessor:  As defined in the preamble.

                Lessor's Personal  Property:  As defined in Article
I.

                Letter(s) of Credit:  As defined in Article XXI.

                Master Sublease:  As defined in Article XXIV.

                Maximum Funding Amount: The aggregate total Project Costs which Lessor or an Affiliate of Lessor has agreed to fund on account of all approved Capital Projects pursuant to this Lease and the other Facility Group Leases, which amount is agreed to be the sum of $6 Million and of which $1 Million may be allocated in the aggregate for FF&E Refurbishment Project Costs pursuant to this Lease and the other Facility Group Leases.

                Minimum Purchase Price: At any given time, the sum of (i) the initial amount set for as the "Initial Minimum Purchase Price" on Exhibit F attached hereto and incorporated herein by this reference, as such amount is increased at the rate of Three Percent (3%) compounded annually for each Lease Year (to be prorated for partial Lease Years) between the Commencement Date and the date of any purchase of the Leased Property by Lessee pursuant to this Lease, plus (ii) 58.33% of the total Project Costs paid or funded by Lessor on account of any Capital Projects, as such amount is increased at the rate of Three Percent (3%) compounded annually from the applicable Capital Project Rent Commencement Date to the date of any such purchase of the Leased Property by Lessee pursuant to this Lease, plus (iii) any other Capital Addition Costs
(i.e., other than Project Costs attributable to a Capital Project) paid for, funded or accrued by Lessor, also as such amount is increased at the rate of Three Percent (3%) computed annually from the date of any such payment, funding or accrual to the date of any such purchase of the Leased Property by Lessee pursuant to this Lease.

                Minimum Rent:  As defined in Article III.

                Minimum  Rent  Reallocation  Amount:  As defined in
Article L.

                Net Worth Hurdle:  As defined in Article XXIV.

                Occupancy   Arrangement:   Any   sublease,   license   or  other
arrangement with a Person for the right to use, occupy or possess any portion of the Leased Property and/or any Capital Additions.

                Occupant:    Any   Person    under   an   Occupancy
Arrangement.

                Officer's Certificate: A certificate of Lessee signed by an officer authorized to so sign by its board of directors or by-laws.

                Old Lease:  As defined in Article XLVI.

                Outside Date: With respect to any Capital Project, subject to Permitted Delays, the date agreed upon by the parties for completion pursuant to the approved Plans therefor.

                Outside  Renegotiation  Date: As defined in Article
XLIX.

                Overdue Rate: On any date, a rate equal to Two Percent (2%) above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.

                Payment Date: Any due date for the payment of the installments of Pre-Commencement Rent, Minimum Rent, Additional Rent, Special Additional Rent or any other sums payable under this Lease.

                Permitted  Delays:   The  actual  number  of  days'
delay in the Completion  Date for any Capital  Project  proximately caused by:

                (i) a breach  or  default  by Lessor  of its  obligations  under
      Section 10.3 of this Lease (including Lessor's failure to fund any advance which Lessor is required to fund under such Section);

                (ii) the failure of Lessor to approve or disapprove any Plans (including changes thereto), any Project Budget and/or any Project Contracts (to the extent Lessor's approval is required therefor) within ten (10) Business Days after Lessor's receipt of Lessee's request for approval thereof; and/or

                (iii)any  event or occurrence  of the type  described in Section
      45.16 of this Lease; provided, however, that for purposes of determining the applicable Capital Project Rent Commencement Date only, in no event shall the Outside Date be extended by more than sixty (60) days in the aggregate pursuant to this clause (iii).

                Permitted Exceptions: Collectively, (i) those easements, encumbrances, covenants, restrictions and other matters affecting title to the Leased Property set forth on Exhibit G attached hereto and incorporated herein by this reference or which would as of the date hereof be disclosed by an accurate survey of the Leased Property, (ii) any easements, encumbrances, covenants and restrictions and other matters which affect the Leased Property and which are created after the date hereof as permitted pursuant to this Lease, and (iii) any other non-monetary matters affecting title to the Leased Property as of the date hereof which do not individually or in the aggregate materially and adversely affect the value of the Leased Property or the maintenance, occupancy or use of the Leased Property for its Primary Intended Use.

                Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity.

                Personal Property: All machinery, furniture and equipment, including phone systems and computers, trade fixtures, inventory, supplies and other personal property used or useful in the use of the Leased Property and any Capital Additions for their Primary Intended Use, other than Fixtures.

                Plans:   (i)  The  final  plans  and   specifications   for  the
construction/performance of a Capital Project prepared by the Architect and approved by Lessor, including a construction schedule and time-line and (ii) all amendments, modifications and supplements thereto which do not require the approval of Lessor or which have been approved by Lessor subsequent to the approval of the plans and specifications described in clause (i).

                Pre-Commencement Rent:  As defined in Article LI.

                Pre-Commencement  Rent Date:  As defined in Article
LI.

                Pre-Commencement Term:  As defined in Article LI.

                Primary Intended Use: For a long-term skilled nursing care facility and such other uses necessary or incidental to such use, including the provision of post acute services on both an inpatient and outpatient basis.

                Prime Rate: On any date, a rate equal to the annual rate on such date announced by the Bank of New York to be its prime, base or reference rate for 90-day unsecured loans to its corporate borrowers of the highest credit standing but in no event greater than the maximum rate then permitted under applicable law. If the Bank of New York discontinues its use of such prime, base or reference rate or ceases to exist, Lessor shall designate the prime, base or reference rate of another state or federally chartered bank based in New York to be used for the purpose of calculating the Prime Rate hereunder.

                Project Budget: A detailed estimate prepared by Lessee's general contractor and reasonably approved by Lessor for a Capital Project, together with such other budget information relating to a Capital Project as Lessor may reasonably request and approve from Lessee, including a breakdown of hard construction costs to a level of detail that will allow Lessor to determine the actual cost and percentage of completion of construction as of the date of any Request for Advance.

                Project Contracts: Any contracts between Lessee and Architect and any contractor (including subcontractors) relating to rendering of services or furnishing of materials in connection with the construction/performance of a Capital Project, contracts between lessee's general contractor and any subcontractor and contracts between any other Persons relating to the rendering of services or furnishing materials in connection with the construction/performance of a Capital Project.

                Project Costs: All costs and expenses incurred in connection with (i) the construction/performance of a Capital Project, as contemplated by the applicable Project Budget, including costs of constructing/performing work depicted by the Plans and otherwise in accordance with applicable provisions of this Lease, costs and fees for bonds, costs and fees for surveys, costs for title work and premiums for title insurance, environmental fees and expenses, Architect's fees, engineering costs, the cost of purchase and installation of any furniture, fixtures and equipment and other Personal Property included as part of a FF&E Refurbishment included in a Capital Project and all governmental license and fees. Without limiting the foregoing, Project Costs shall include all amounts funded or advanced by Lessor pursuant to this Lease on account of a Capital Project pursuant to section 10.3 below.

                Projected  Facility Results:  As defined in Article
XLIX.

                Projected  Group  Results:  As  defined  in Article
XLIX.

                Punch-List Items: Minor details of construction, mechanical adjustments or decorations which remain to be completed following the Completion Date for a Capital Project and which do not interfere with Lessee's use of the Facility for its Primary Intended Use.

                Put Event: An Event of Default hereunder pursuant to the applicable provisions of Section 16.1 arising out of (i) any failure of Lessee to obtain and/or maintain in effect all material licenses, permits, approvals and other authorizations required to use and operate the Facility for the Primary Intended Use in accordance with all Legal Requirements, including provider agreements and Medicare and Medicaid certification; (ii) except as provided in Section 7.2.3, Lessee shall fail at all times during the Term to continuously operate the entire Leased Property and all Capital Additions in accordance with the Primary Intended Use; or (iii) any breach or default by Lessee during the term of any of its duties, obligations and liabilities pursuant to either Section 37.1 or 37.2. Notwithstanding that Lessor and Lessee have specifically defined a "Put Event" for the limited purpose of setting forth the circumstances under which Lessor shall be entitled to the remedy set forth in Section 16.5, in no event shall this definition derogate the materiality of any other Event of Default (including any Event of Default which does not constitute a Put Event) or otherwise limit Lessor's rights and remedies upon the occurrence of any such Event of Default, including those rights and remedies set forth in Sections 16.2, 16.3, 16.4, 16.8 and/or 16.10.

                Remaining Funds: With respect to any Capital Project to be funded by Lessor pursuant to Section 10.3 below, the lesser of (i) the unadvanced portion of the Project Costs therefor within the Project Budget, (ii) the unadvanced portion of the Project Costs therefor which when aggregated with all other Project Costs funded by Lessor pursuant to Section 10.3 hereof do not exceed $1.5 Million and (iii) the unadvanced portion of the Maximum Funding Amount.

                Rent:  Collectively,   the  Pre-Commencement  Rent,
Minimum  Rent,   Additional  Rent,   Special  Additional  Rent  and
Additional Charges.

                Rent Adjustment  Percentage:  As defined in Article
L.

                Rent Reallocation Share:  As defined in Article L.

                Request for Advance: Except as provided in the last sentence below this definition, with respect to any Capital Project to be funded by Lessor pursuant to Section 10.3, certificates of Lessee and the Architect, in each case on the appropriate American Institute of Architects ("AIA") form, including form G702 together with attached AIA form G703 (or equivalent, which AIA form G703 or equivalent shall be modified to include columns for the original estimate of scheduled values for each line item, changes to the scheduled values for each line item and a revised scheduled value for each line item after any such change) and/or such other form(s) as Lessor may hereafter reasonably request which shall: (i) set forth the parties to whom money is owed and the amount owed each; (ii) certify among other things that such amounts represent payments due for services actually rendered or materials actually acquired or furnished in connection with the construction/performance of a Capital Project approved by Lessor; (iii) state that the sum requested is a Project Cost within the Project Budget for such items and that, in the opinion of the Architect and Lessee, the Remaining Funds are sufficient to complete such Capital Project pursuant to the Plans and to pay for all labor, material, interest and other expenses in connection therewith; (iv) be accompanied by copies of billing statements, fee schedules, documentation supporting all costs to date, copies of all subcontracts not previously submitted and vouchers or invoices from the parties named therein, in form reasonably satisfactory to Lessor; (v) refer to an attached schedule, to be verified by the Architect prior to the advance being requested, identifying in a manner reasonably satisfactory to Lessor all materials not yet affixed or incorporated into such Capital Project but which have been covered by certificates submitted to date, including the current certificate; (vi) contain a statement, to be verified by the Architect and Lessee prior to the advance being requested, that all such materials not yet affixed or incorporated into such Capital Project have been stored at the Leased Property or at one or more other bonded locations approved by Lessor identified therein (specifying the materials located at each location) under adequate safeguards to minimize the possibility of loss, damage or commingling with other materials or projects, and that builder's risk insurance coverage for such materials stored off the Leased Property; and (vii) be accompanied by appropriate waivers of lien rights (to the extent not previously received and approved by Lessor) with respect to work and materials for which funds have already been advanced pursuant to this Lease, executed by any general contractor no more than one month in arrears and who has furnished labor or material to date and whose charges are or will be greater than Twenty-Five Thousand Dollars ($25,000.00) and by all subcontractors, mechanics and materialmen no more than one month in arrears and who have furnished labor or material to date and whose charges are or will be greater than Ten Thousand Dollars ($10,000.00), unless in any such case Lessee has provided a statutory payment bond in accordance with applicable Legal Requirements by all other contractors, subcontractors, mechanics and materialmen. To the extent that any payment or funding of Project Costs by Lessor hereunder is attributable or allocable to one or more of the categories comprising a Capital Project, Lessor shall allocate such Project Costs among such categories as Lessor shall reasonably determine. Notwithstanding the foregoing, with respect to any single Capital Project, the cost of which is less than $400,000.00, a "Request for Advance" shall mean certificates of Lessee and the Architect, in each case on the appropriate AIA Form, including Form G702 together with attached AIA Form G703 (or equivalent), and such other forms or information as Lessor may hereafter reasonably request, and shall be accompanied by the items described in clause (vii) above.

                Required Approvals:  As defined in Article XLVII.

                Right of  First  Refusal:  As  defined  in  Article
XXXV.

                Sale of Business: A Transfer of the type described in any of clauses (iv), (v) or (vi) of Section 24.1 below, unless such Transfer involves only the stock and/or assets of Lessee and Lessee has no substantial assets other than (a) its interest in the Leased Property and any Capital Additions pursuant to this Lease, (b) the business and operations on the Leased Property and any Capital Additions and (c) Lessee's Personal Property.

                SEC: Securities and Exchange Commission.

                Special  Additional  Rent:  As  defined  in Article
III.

                Special  Additional  Rent  Reallocation  Amount(s):
As defined in Article L.

                State: The State or Commonwealth in which the Leased Property is located.

                Subsidiaries: Corporations, partnerships, limited liability companies, business trusts or other legal entities with respect to which a Person owns, directly or indirectly (including through one or more intermediaries), more than 50% of the voting stock or partnership, membership or other equity interest, respectively.

                Term:  Collectively,   Pre-Commencement  Term,  the
Fixed Term and any Extended Term(s), as the context may require, unless earlier terminated.

                Terminating  Facility  Group  Lease:  As defined in
Article L.

                Terms of the Offer:  As defined in Article XXXV.

                Total  Monthly  Minimum Rent: As defined in Article
L.

                Transfer:  As defined in Article XXIV.

                Transfer Consideration: With respect to any Transfer constituting a Master Sublease (other than a Master Sublease entered into in connection with a Sale of Business), "Transfer Consideration" shall mean Twenty-Five Percent (25%) of the positive difference, if any, between the Master Sublease rent (however denominated and paid but excluding any items in the nature of reimbursement for and/or payment of Impositions, insurance premiums and similar expenditures of Lessee) paid by the Occupant or transferee in excess of the Minimum Rent, Additional Rent and Special Additional Rent payable by Lessee under this Lease, determined on a monthly basis, prorating such Minimum Rent, Additional Rent and Special Additional Rent, as appropriate, if less than all of the Facility is Master Subleased. Twenty-Five Percent (25%) of the difference shall be paid by Lessee to Lessor monthly when the Minimum Rent is due; provided, however, that in no event shall the total Transfer Consideration to which Lessor is entitled in connection with any such Master Sublease exceed the total consideration given directly or indirectly (including through one or more intermediaries) to Lessee, to any Controlling Person(s) or to any other Person in exchange for, in connection with, related to or arising out of the transaction(s) as to which such Master Sublease is a part. With respect to any other Transfer (i.e., a Transfer other than pursuant to a Master Sublease, but including a Master Sublease which is part of a Sale of Business) "Transfer Consideration" shall mean Twenty-Five Percent (25%) of the sum of (a) any and all consideration given directly or indirectly (including through one or more intermediaries) to Lessee, to any Controlling Person(s) or to any other Persons in exchange for, in connection with, related to or arising out of such Transfer, less (b) the Net Book Value Adjustment (as hereinafter defined) and the Unamortized Capital Addition Costs of Lessee (as hereinafter defined); provided, however, that if such Transfer constitutes a Sale of Business, is a Master Sublease entered into in connection with a Sale of Business or involves the Transfer of more than one facility, then "Transfer Consideration" shall mean Twenty-Five Percent (25%) of the Allocated Value (as hereinafter defined) of the sum of (i) any and all such consideration given directly or indirectly (including through one or more intermediaries) to Lessee, to any Controlling Person(s) or to any other Person in exchange for, in connection with, related to or arising out of such Sale of Business or Transfer of more than one facility, less (ii) the Net Book Value Adjustment and the Unamortized Capital Addition Costs of Lessee. As used herein, the term "Net Book Value Adjustment" shall mean the book value of any cash or cash equivalents, receivables and any other tangible assets of Lessee or of any Controlling Person(s) or other transferor(s), as the case may be, being transferred, conveyed or sold, directly or indirectly, in connection with such Transfer or Sale of Business, as the case may be, net of any liabilities relating to such transferred assets being assumed, directly or indirectly, by the transferee in connection with such Transfer (e.g., accounts payable, accrued vacation, equipment leases, etc., but specifically excluding, without limitation, the obligations under this Lease), all as determined in accordance with GAAP. As used herein, the term "Unamortized Capital Addition Costs of Lessee" shall mean all Capital Addition Costs incurred by Lessee for any approved Capital Additions, less accumulated deprecation/amortization based upon the useful life thereof in accordance with GAAP. As used herein, the term "Allocated Value" shall mean the sum of clauses
(i) and (ii) above allocated to the Leased Property, any Capital Additions and Lessee's operations thereon (including any and all business, enterprise and goodwill value), determined by the appraisal procedures set forth in Article XXXIV and based upon (x) the present value of the then current earnings before interest, taxes, depreciation, amortization and rents (including Rents under this Lease) ("EBITDAR") of the Facility over the remaining Term of this Lease (taking into account any unexercised Extended Term(s)), less the present value of the remaining Minimum Rent, Additional Rent and Special Additional Rent to be paid under this Lease for such period(s), as compared to (y) the sum of the following with respect to all operations being transferred, conveyed or sold, directly or indirectly, in connection with such Transfer or Sale of Business:
(1) with respect to all operations conducted at leased facilities (including the Facility), the present value of the then current EBITDAR of all such operations over the remaining terms of all such leases (taking into account any unexercised extension options thereunder), less the present value of the remaining rents to be paid under such leases for such period(s), and (2) with respect to any operations conducted at owned facilities, the EBITDAR of such operations capitalized at the appropriate market capitalization rate, less debt which is being assumed, directly or indirectly, by the transferee (taking into account the positive or negative value of such assumed debt attributable to the interest rate, amortization schedule, maturity date, prepayment penalties and other relevant terms thereof). As used herein, the term "consideration" shall mean and include money, services, property and other things of value, including payment of costs, cancellation or forgiveness of indebtedness, discounts, rebates, barter and the like. For purposes of Section 24.2.2 and the payment of Transfer Consideration to Lessor as provided in this Lease, if any such consideration given in exchange for, in connection with, related to or arising out of such Transfer is in a form other than cash (such as in kind, equity interests, indebtedness, earn-outs or other deferred payments, consulting or management fees, etc.), Lessor shall be entitled to receive the applicable Transfer Consideration on account thereof in cash based upon the present fair market value of such consideration at the time of the Transfer. Lessee acknowledges and agrees that the terms under which Lessor is entitled to the payment of Transfer Consideration pursuant to this Lease and the amount thereof has been freely negotiated and represents a fair and equitable division with Lessor of the consideration payable in connection with a Transfer taking into account, among other things, Lessor's investment in the Leased Property, the terms of this Lease and the inherent risks of owning and leasing real property.

                Unsuitable for Its Primary Intended Use: A state or condition of the Facility such that by reason of damage or destruction or Condemnation to the Leased Property, in the good faith judgment of Lessor and Lessee, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use.

                                  ARTICLE III.

           3.1 Rent. Lessee will pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset or deduction, the amounts set forth hereinafter as Minimum Rent, Additional Rent and Special Additional Rent during the Term. Payments of Minimum Rent and Additional Rent shall be paid in advance on or before the first day of each calendar month and shall be made via wire transfer to an account as Lessor may from time to time designate in writing. Payments of Special Additional Rent shall be paid in advance on or before the first day of the month for which the same is due and shall be made via wire transfer to the same account as Lessor may have then designated for the payment of Minimum Rent and Additional Rent.

                3.1.1  Minimum Rent.

                     (a) Subject to upward adjustment pursuant to subsections (b) and (c) below and either upward or downward adjustment pursuant to Articles XLIX and L below, during the Fixed Term Lessee shall pay to Lessor as monthly "Minimum Rent," the applicable amounts set forth as the "Fixed Term Minimum Rent Schedule" and for the relevant time period specified on Exhibit F attached hereto and incorporated herein by this reference. The first monthly payment of Minimum Rent shall be payable on the Commencement Date (prorated as to any partial calendar month at the beginning of the Term).

                     (b)  On any Capital Project Rent  Commencement
Date, the applicable monthly Minimum Rent determined pursuant to subsection (a) above (as the same may have been previously increased pursuant to this subsection (b) or subsection (c) below for any prior Capital Project funded by Lessor pursuant to Section 10.3 below), shall be increased by an amount equal to one-twelfth (1/12th) of the product of (i) 58.33% of the total Project Costs paid or funded by Lessor on account of the applicable Capital Project as of the applicable Capital Project Rent Commencement Date, times (ii) Nine Percent (9%). The monthly Minimum Rent payable for the month during which any such increase is applicable shall be prorated based on the number of days for which the rental amounts apply.

                     (c) Monthly Minimum Rent determined pursuant to subsection (a) above (as the same may have been previously increased pursuant to subsection (b) above or pursuant to this subsection (c)) shall further be increased from time to time on the date of any payment or funding of any such Project Costs by Lessor pursuant to Section 10.3 below on account of any Capital Project by an amount equal to one-twelfth (1/12th) of the product of 58.33% of the amount of any Project Costs paid or funded by Lessor following any applicable Capital Project Rent Commencement Date (to the extent not included in subsection (b) above), times (ii) Nine Percent (9%). Again, the monthly Minimum Rent payable for any month during which such increase is applicable shall be prorated based upon the number of days for which the different rental amounts apply.

                     (d) Minimum Rent for the Extended Terms, if any, shall be determined in accordance with the provisions of
Article XIX.

                3.1.2  Additional Rent and Special Additional Rent.

                     (a) In addition to the Minimum Rent, Lessee shall, commencing on the first (1st) day of the fifth (5th) Gross Revenue Year (i.e., the Gross Revenue Year commencing January 1, 2003) and continuing on the first (1st) day of each month thereafter during the Fixed Term, pay to Lessor monthly "Additional Rent" in the amount of one-twelfth (1/12th) of Five Percent (5%) of Incremental Gross Revenues for the immediately prior Gross Revenue Year. By way of illustration, if Five Percent (5%) of Lessee's Incremental Gross Revenues for the fourth (4th) Gross Revenue Year (i.e., the Gross Revenue Year ending December 31, 2002), is $10,000.00, then commencing on the first (1st) day of the fifth (5th) Gross Revenue Year Lessee shall pay to Lessor monthly Additional Rent in advance equal to $844.44 per month (i.e., one-twelfth (1/12th) of $10,000.00). Beginning in the sixth (6th) Gross Revenue Year (i.e., the Gross Revenue Year commencing January 1, 2004) and in each Gross Revenue Year thereafter during the Fixed Term, monthly Additional Rent shall be at least equal to the highest monthly Additional Rent attributable to any prior Gross Revenue Year during the Fixed Term; provided further however, that, subject to any adjustments in monthly Minimum Rent pursuant to any of Articles XLIX or L below, commencing with the fifth (5th) Gross Revenue Year of the Fixed Term, in no event shall the sum of Minimum Rent and Additional Rent paid or payable by Lessee for any Gross Revenue Year through the expiration of the Fixed Term be more than One Hundred Three Percent (103%) of the sum of Minimum Rent and Additional Rent (if applicable) paid or payable by Lessee for the immediately prior Gross Revenue Year (taking into account the annualized adjusted monthly Minimum Rent pursuant to either of Articles XLIX or L below, as applicable). In no event shall the Special Additional Rent payable by Lessee pursuant to subsection (d) below be added to the Minimum Rent and Additional Rent during any Gross Revenue Year for purposes of determining whether the foregoing Three Percent (3%) limitation has been reached.

                     (b)  During  each   Extended   Term,  if  any,
Lessee shall, commencing on the first (1st) day of the second (2nd) Gross Revenue Year of such Extended Term (i.e., January 1, 2014 with respect to the first Extended Term and January 1, 2024 with respect to the second Extended
Term) and continuing through the expiration of such Extended Term, pay to Lessor monthly "Additional Rent" in the amount of one-twelfth (1/12th) of Five Percent (5%) of Incremental Gross Revenues for the immediately prior Gross Revenue Year; provided, however, that beginning in the third (3rd) Gross Revenue Year of such Extended Term and in each Lease Year thereafter during such Extended Term, annual Additional Rent shall be at least equal to the highest annual Additional Rent attributable to any prior Gross Revenue Year during such Extended Term; provided further however, that, subject to any adjustments in monthly Minimum Rent pursuant to any of Articles XLIX or L below, commencing with the second
(2nd) Gross Revenue Year of such Extended Term in no event shall the sum of the Minimum Rent and Additional Rent paid or payable by Lessee for any Gross Revenue Year through the expiration of such Extended Term be more than One Hundred Three Percent (103%) of the sum of Minimum Rent and Additional Rent paid or payable by Lessee for the immediately prior Gross Revenue Year (taking into account the annualized adjusted monthly Minimum Rent pursuant to either of Articles XLIX or L below, as applicable). Again, in no event shall the Special Additional Rent payable by Lessee pursuant to subsection (d) below be added to the Minimum Rent and Additional Rent during any Gross Revenue Year for purposes of determining whether the foregoing Three Percent (3%) limitation has been reached.

                     (c) If the amount of monthly Additional Rent to be paid by Lessee for any Gross Revenue Year during the Term shall not have been determined at the commencement of the applicable Gross Revenue Year, then Lessee shall continue to pay monthly Additional Rent (if applicable) at the last applicable rate until Lessee receives Lessor's written notice as to the amount due for the then current Gross Revenue Year. Within ten (10) days after Lessee's receipt of Lessor's notice, Lessee shall pay to Lessor an amount equal to the new monthly Additional Rent for such Gross Revenue Year times the number of months from commencement of the then current Gross Revenue Year to the date of receipt of Lessor's notice, less the aggregate amount paid by Lessee on account thereof for the same period. Thereafter, Lessee shall pay monthly Additional Rent for the applicable Gross Revenue Year at the new rate set forth in Lessor's notice.

                     (d) In addition to Minimum Rent and any Additional Rent payable hereunder, Lessee shall, subject to the provisions of Article L below, pay one-time payments of "Special Additional Rent" during the Fixed Term and each Extended Term, if any, in the amounts set forth as the "Special Additional Rent" and at the times specified on Exhibit F attached hereto and incorporated herein by this reference.

           3.2 Determination of Additional Rent. Within thirty (30) days after the end of each Gross Revenue Year commencing upon the expiration of the third
(3rd) Gross Revenue Year of the Fixed Term and continuing thereafter, Lessee shall deliver to Lessor an Officer's Certificate setting forth the Gross Revenues for such Gross Revenue Year. As soon as practicable following receipt by Lessor of such Certificate, Lessor shall determine the Additional Rent for the then current Gross Revenue Year (i.e., the Gross Revenue Year then in effect) based upon the Incremental Gross Revenues for the prior Gross Revenue Year and give Lessee notice of the same together with the calculations upon which such Additional Rent is based.

           3.3 Confirmation of Gross Revenues. Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property and all Capital Additions in accordance with its usual and customary practices and in accordance with GAAP which will accurately record all Gross Revenues and Lessee shall retain for at least five (5) years after the expiration of each Gross Revenue Year reasonably adequate records conforming to such accounting system showing all Gross Revenues for such Gross Revenue Year. Lessor, at its own expense except as provided hereinbelow, shall have the right from time to time by its accountants or representatives, to review and/or audit the information set forth in the Officer's Certificate referred to in Section 3.2 and in connection with such review and/or audit to examine Lessee's records with respect thereto (including supporting data and sales tax returns) subject to any prohibitions or limitations on disclosure of any such data under applicable law or regulations including any duly enacted "Patients' Bill of Rights" or similar legislation, or as may be necessary to preserve the confidentiality of the Facility-patient relationship and the physician-patient privilege. If any such review and/or audit discloses a deficiency in the payment of Additional Rent for any applicable Gross Revenue Year, Lessee shall forthwith pay to Lessor the amount of the deficiency together with interest thereon at the Overdue Rate compounded quarterly from the date when said payment should have been made to the date of payment thereof. If any such review and/or audit discloses that the Gross Revenues actually received by Lessee for any Gross Revenue Year exceed those reported by Lessee by more than Two Percent (2%), Lessee shall pay the costs of such review and/or audit. Notwithstanding the foregoing, in the event that Lessee shall disagree with the results of any such review or audit by Lessor, Lessee shall so notify Lessor within ten (10) Business Days after receipt of the results of Lessor's review or audit and shall pay to Lessor currently with such notice any amount not in dispute. In the event that Lessor and Lessee cannot agree upon the correct results of such review or audit within thirty (30) days after Lessee's receipt of Lessor's original results thereof, then either Lessor or Lessee may submit the dispute to arbitration as provided in Article XLIV of this Lease. Upon resolution of any such dispute or arbitration, Lessee shall pay to Lessor the amount of the deficiency determined to be still owing to Lessor together with interest thereon at the Overdue Rate compounded quarterly from the date when said payment should have been made to the date of payment thereof. Any proprietary information obtained by Lessor pursuant to such review and/or audit shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation or arbitration proceedings between the parties and except further that Lessor may disclose such information to prospective lenders or purchasers.

           3.4 Additional Charges. In addition to the Minimum Rent, and Additional Rent, (i) Lessee shall also pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions which Lessee assumes or agrees to pay under this Lease; and (ii) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (i) above, Lessee shall also promptly pay and discharge every fine, penalty, interest and cost which may be added for nonpayment or late payment of such items (the items referred to in clauses (i) and (ii) above being referred to herein collectively as the "Additional Charges").

           3.5  Late Payment of Rent.

                (a) LESSEE HEREBY ACKNOWLEDGES THAT LATE PAYMENT BY LESSEE TO LESSOR OF RENT WILL CAUSE LESSOR TO INCUR COSTS NOT CONTEMPLATED HEREUNDER, THE EXACT AMOUNT OF WHICH IS PRESENTLY ANTICIPATED TO BE EXTREMELY DIFFICULT TO ASCERTAIN. SUCH COSTS MAY INCLUDE PROCESSING AND ACCOUNTING CHARGES AND LATE CHARGES WHICH MAY BE IMPOSED ON LESSOR BY THE TERMS OF ANY LOAN AGREEMENT AND OTHER EXPENSES OF A SIMILAR OR DISSIMILAR NATURE. ACCORDINGLY, IF ANY INSTALLMENT OF RENT OTHER THAN ADDITIONAL CHARGES PAYABLE TO A PERSON OTHER THAN LESSOR SHALL NOT BE PAID WITHIN TEN (10) BUSINESS DAYS AFTER ITS DUE DATE, LESSEE WILL PAY LESSOR ON DEMAND A LATE CHARGE EQUAL TO THE LESSER OF (I) THREE PERCENT (3%) OF THE AMOUNT OF SUCH INSTALLMENT OR (II) THE MAXIMUM AMOUNT PERMITTED BY LAW. THE PARTIES AGREE THAT THIS LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS THAT LESSOR WILL INCUR BY REASON OF LATE PAYMENT BY LESSEE. THE PARTIES FURTHER AGREE THAT SUCH LATE CHARGE IS RENT AND NOT INTEREST AND SUCH ASSESSMENT DOES NOT CONSTITUTE A LENDER OR BORROWER/CREDITOR RELATIONSHIP BETWEEN LESSOR AND LESSEE. IN ADDITION, THE AMOUNT UNPAID, INCLUDING ANY LATE CHARGES, SHALL BEAR INTEREST AT THE OVERDUE RATE COMPOUNDED MONTHLY FROM THE DUE DATE OF SUCH INSTALLMENT TO

THE DATE OF
PAYMENT THEREOF, AND LESSEE SHALL PAY SUCH INTEREST TO LESSOR ON DEMAND. THE PAYMENT OF SUCH LATE CHARGE OR SUCH INTEREST SHALL NOT CONSTITUTE WAIVER OF, NOR EXCUSE OR CURE, ANY DEFAULT UNDER THIS LEASE, NOR PREVENT LESSOR FROM EXERCISING ANY OTHER RIGHTS AND REMEDIES AVAILABLE TO LESSOR.

                Lessor's Initials:

                Lessee's Initials:

                (b) If Lessee shall, during any six (6) month period, be more than five (5) Business Days delinquent in the payment of any Rent due and payable by Lessee hereunder on three (3) or more occasions then, notwithstanding anything herein to the contrary, Lessor may, by written notice to Lessee, elect to require Lessee to pay all Pre-Commencement Rent, Minimum Rent, Additional Rent and Special Additional Rent payable hereunder quarterly in advance (if applicable). Such right of Lessor shall be in addition to and not in lieu of any other right of remedy available to Lessor hereunder or at law on account of an Event of Default by Lessee hereunder.

           3.6 Net Lease. This Lease is and is intended to be what is commonly referred to as a "net, net, net" or "triple net" lease; provided, however, that such designation shall not be deemed to relieve Lessor of, or impose on Lessee responsibility or liability for, any of Lessor's express obligations under this Lease.

                                   ARTICLE IV.

           4.1 Impositions.

                4.1.1. Subject to Article XII relating to permitted contests, Lessee shall pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost may be added for nonpayment. Lessee shall make such payments directly to the taxing authorities where feasible, and promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay Impositions (to the extent allocable to the Term) shall be absolutely fixed upon the date such Impositions become a lien upon the Leased Property, any Capital Additions or any part(s) thereof. If any Imposition may, at the option of the taxpayer, lawfully be paid in installments, whether or not interest shall accrue on the unpaid balance of such Imposition, Lessee may pay the same, and any accrued interest on the unpaid balance of such Imposition, in installments as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto; provided, however, that if during the last five (5) years of the Term, an Imposition in excess of the aggregate principal amount of $250,000 shall be levied upon the Leased Property and the same is in the nature of a special assessment for public improvements or benefits having a useful life beyond the expiration of the Term of this Lease, then for purposes of determining Lessee's payment obligations hereunder with respect to such Imposition, the same shall be amortized over the lesser of (a) ten (10) years and (b) the useful life of such improvements or benefits, as the case may be, as reasonably determined by Lessor and its accountants, and Lessee shall be responsible for only that portion of such amortization applicable to the year in question. Nothing herein, however, shall prevent Lessor from paying any such Imposition in the nature of a special assessment for public improvements or benefits in any single lump sum or over a shorter period of time than the amortization period provided above, so long as the foregoing procedure with respect Lessee's obligation to pay the same is followed. In addition, the amortization for which Lessee shall be responsible for any such Imposition in excess of $250,000 for any year shall include any interest payable on account of payment of the same in installments as charged by the taxing authority, or if Lessor shall be required to pay the same in a lump sum or over a shorter period then the applicable amortization, at a fair market interest rate as reasonably determined by Lessor.

                4.1.2 Lessor shall prepare and file all tax returns and reports as may be required by Legal Requirements with respect to Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock, and Lessee shall prepare and file all other tax returns and reports as may be required by Legal Requirements.

                4.1.3 Any refund due from any taxing authority in respect of any Imposition paid by Lessee shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. Any other refund shall be paid over to or retained by Lessor.

                4.1.4 Lessor and Lessee shall,upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property and all Capital Additions as may be necessary to prepare any required returns and reports. If any property covered by this Lease is classified as personal property for tax purposes, Lessee shall file all personal property tax returns in such jurisdictions where it must legally so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, shall provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns and to the extent practicable, Lessee shall be provided with copies of assessment notices indicating a value in excess of the reported value in sufficient time for Lessee to file a protest.

                4.1.5 Lessee may, upon notice to Lessor, at Lessee's option and at Lessee's sole cost and expense, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Lessee's expense as aforesaid, shall reasonably cooperate with Lessee in such protest, appeal, or other action but at no cost or expense to Lessor. Billings for reimbursement by Lessee to Lessor of personal property or real property taxes shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property or real property with respect to which such payments are made.

                4.1.6 Lessor  shall  give   prompt   notice  to  Lessee  of  all
Impositions payable by Lessee hereunder of which Lessor has knowledge, but Lessor's failure to give any such notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions.

                4.1.7 Impositions imposed in respect of the tax-fiscal period during which the Term commences and/or terminates shall be adjusted and prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such commencement and/or termination.

           4.2 Utilities. Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water and other utilities used in the Leased Property and all Capital Additions. Lessee shall also pay or reimburse Lessor for all costs and expenses of any kind whatsoever which at any time with respect to the Term hereof may be imposed against Lessor by reason of any of the Permitted Exceptions affecting the Leased Property, any Capital Additions and/or any part(s) thereof, or with respect to easements, licenses or other rights over, across or with respect to any adjacent or other property which benefits the Leased Property and/or any Capital Additions, including any and all costs and expenses associated with any utility, drainage and parking easements to the extent the same are Permitted Exceptions.

           4.3 Insurance. Lessee shall pay or cause to be paid all premiums for the insurance coverage required to be maintained by Lessee hereunder.

           4.4 Impound Account. If Lessee, at any time during the Term, does not timely make payment of any Impositions or insurance premiums required pursuant to Section 4.1 or Section 4.3 and the same constitutes an Event of Default, Lessor may, at any time thereafter, at its option to be exercised by thirty (30) days' written notice to Lessee, require Lessee to deposit, at the time of any payment of Minimum Rent, an amount equal to Lessee's estimated annual taxes, of every kind and nature, required pursuant to Section 4.1 plus Lessee's estimated annual insurance premiums required pursuant to Section 4.3 into an impound account as directed by Lessor. Such amounts shall be applied to the payment of the obligations in respect of which said amounts were deposited in such order of priority as Lessor shall determine, on or before the respective dates on which the same or any of them would become delinquent. The cost of administering such impound account shall be paid by Lessee. Nothing in this Section 4.4 shall be deemed to affect any right or remedy of Lessor hereunder.

           4.5 Tax Service. If, on more than one (1) occasion during the Term, Lessee fails to provide Lessor with reasonable documentation demonstrating that Impositions imposed upon the Leased Property (other than those that are not yet delinquent) have been paid within ten (10) days after written request therefor by Lessor, then if requested by Lessor, Lessee shall, at its sole cost and expense, engage the services of a tax reporting company, to be designated by Lessor, and cause such company to issue to Lessor reports covering the Leased Property and all Capital Additions.

                                   ARTICLE V.

           5. No Termination, Abatement, etc. Except as otherwise specifically provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall not seek or be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent. Except as otherwise specifically provided in this Lease, the respective obligations of Lessor and Lessee shall not be affected by reason of (i) any damage to or destruction of the Leased Property, any Capital Additions and/or any part(s) thereof from whatever cause and/or any Condemnation of the Leased Property, any Capital Additions and/or any part(s) thereof; (ii) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, any Capital Additions and/or any part(s) thereof, the interference with such use by any Person or by reason of eviction by paramount title, other than by reason of any such Person claiming by or through Lessor; (iii) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor; or (iv) for any other cause, whether similar or dissimilar to any of the foregoing, other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law (a) to modify, surrender or terminate this Lease or quit or surrender the Leased Property, any Capital Additions and/or any part(s) thereof; or (b) which may entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

                                   ARTICLE VI.

           6.1 Ownership of the Leased Property. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only a leasehold estate in the Leased Property which includes the right to the exclusive possession and use of the Leased Property upon the terms and conditions of this Lease. Upon the expiration or earlier termination of this Lease Lessee shall, at its expense, repair and restore the Leased Property to the condition required by
Section 9.1.4.

           6.2 Personal Property. During the Term, Lessee shall, as necessary and at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of Lessee's Personal Property and replacements thereof which shall be the property of and owned by Lessee. Except as provided in Sections 6.3 and 16.10, Lessor shall have no rights to Lessee's Personal Property. Lessee shall provide and maintain during the entire Term all Personal Property necessary in order to operate the Facility in compliance with all licensure and certification requirements, all Legal Requirements and all Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use.

           6.3 Transfer of Personal Property and Capital Additions to Lessor. Upon the expiration or earlier termination of this Lease, all Capital Additions not owned by Lessor and Lessee's Personal Property shall become the property of Lessor, free of any encumbrance and Lessee shall execute all documents and take any actions reasonably necessary to evidence such ownership and discharge any encumbrance; provided, however, that Lessee shall be entitled to remove all Removable Personal Property from the Leased Property at the end of the Term so long as Lessee repairs any damage to the Leased Property caused by such removal. Notwithstanding anything to the contrary in this Lease, upon the expiration or earlier termination of this Lease, Lessor shall not be obligated to reimburse Lessee for any replacements, rebuildings, alterations, additions, substitutions, and/or improvements that are surrendered as part of or with the Leased Property or any Capital Additions.

                                  ARTICLE VII.

           7.1 Condition of the Leased Property. Except as otherwise expressly provided to the contrary in this Lease, Lessee acknowledges that Lessee (i) has examined and otherwise has knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and (ii) Lessee has found the Leased Property satisfactory for its purposes hereunder. Except as otherwise expressly provided to the contrary in this Lease, regardless, however, of any examination or inspection made by Lessee and whether or not any patent or latent defect or condition was revealed or discovered thereby, Lessee is leasing the Leased Property "as is" in its present condition. Except as otherwise expressly provided to the contrary in this Lease, Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property including any defects or adverse conditions not discovered or otherwise known by Lessee as of the date hereof or as of the Commencement Date. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED TO THE CONTRARY IN THIS LEASE, LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO THE NATURE OR QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE EXISTENCE OF ANY HAZARDOUS SUBSTANCE.

           7.2  Use of the Leased Property.

                7.2.1 Lessee ovenants that it will obtain and maintain all authorizations and approvals needed to use and operate the Leased Property, all Capital Additions and the Facility for the Primary Intended Use and any other use conducted on the Leased Property and any Capital Additions as may be permitted from time to time hereunder in substantial compliance with all Legal Requirements, including applicable licenses, provider agreements, permits, and Medicare and/or Medicaid certification.

                7.2.2 Lessee shall use or cause to be used the Leased Property, all Capital Additions and the improvements thereon for the Primary Intended Use. Lessee shall not use the Leased Property, any Capital Additions or any part(s) thereof for any other use without the prior written consent of Lessor, which consent Lessor may withhold in its sole discretion; provided, however, that Lessor agrees not to unreasonably withhold its consent to a change in use of the Leased Property from the Primary Intended Use to another health care related use.

                7.2.3 Except as a result of (a) damage, destruction or Condemnation of the Leased Property and such reasonable period of time to effect repairs necessitated thereby, (b) temporary closures of portions of the Facility as may reasonably necessary to effect repairs and/or maintenance to the Facility and/or to perform any approved Capital Projects, provided that any such temporary closure shall be (i) only for so long as may be reasonably required to effect such repairs/maintenance and/or perform such Capital Project and (ii) limited only to that portion of the Facility effected thereby (including all, if applicable) or (c) any other occurrence of the nature and type described in
Section 45.16 of this Lease, Lessee shall at all times during the Term operate continuously the entire Leased Property and all Capital Additions in accordance with the Primary Intended Use. Lessee shall devote the entire Facility and all Capital Additions to the Primary Intended Use, except for areas reasonably required for office or storage space uses incidental to the Primary Intended Use. Lessee shall not modify the services offered or take any other action (e.g., removing patients or residents from the Facility or directing patients or residents, or prospective patients or residents, to another Facility except for
(i) medically appropriate reasons, (ii) patient/resident relations (including compatibility), or (iii) the acute care needs of such patient/resident) which would materially reduce the Fair Market Value of the Facility. Lessee shall utilize commercially reasonable efforts to operate the Facility in such a manner so as to maintain the reputation and attractiveness of the Facility.

                7.2.4 Lessee shall conduct its business at the Facility in conformity with the standards of patient or resident care practice provided in similar good-quality facilities in the State. Without limiting generality of the foregoing, Lessee shall at all times exercise its best efforts to maintain an adequate staff for the service of its residents and/or patients consistent with such standards of patient or resident care practice provided in similar good-quality facilities in the State and industry.

                7.2.5 Lessee shall not commit or suffer to be committed any waste on the Leased Property and/or on or to any Capital Additions or cause or permit any nuisance to exist thereon or with respect thereto.

                7.2.6 [Intentionally Deleted]

                7.2.7 [Intentionally Deleted]

           7.3  [Reserved]

 . Lessee acknowledges that diversion of residents and/or y Value patients, as applicable, from the Facility to and competition with other facilities or institutions owned, operated or managed, whether directly or indirectly, by Lessee or its Affiliates will have a material adverse impact on the value and utility of the Leased Property and all Capital Additions. Accordingly, Lessor and Lessee agree as follows:

                7.4.1 During the Term and for a period of one (1) year thereafter, neither Lessee nor any of its Affiliates, directly or indirectly, shall develop any new facility or institution (including the renovation of any existing structure(s) not currently operating as a health care facility to create a functionally new facility or institution, but specifically excluding the acquisition of any then existing and operating facilities) which will provide services similar to those provided in connection with the Facility and the Primary Intended Use, within an eight (8) mile radius outward from the outside boundary of the Leased Property. All distances shall be measured on a straight line rather than on a driving distance basis. In the event that any portion of such new or renovated facility or institution is located within such restricted area the entire facility or institution shall be deemed located within such restricted area.

                7.4.2 Except as required for medically appropriate reasons, during the Term and after the expiration or earlier termination of this Lease, Lessee shall not recommend or solicit the removal or transfer of any resident or patient from the Facility to any other facility or institution, including any such facility or institution, owned, operated or managed, whether directly or indirectly, by Lessee or its Affiliates.

                                  ARTICLE VIII.

           8.   Compliance with Legal and Insurance Requirements,
  Subject to Article XII regarding permitted  contests,  Lessee, at its expense, shall promptly (i) comply in all material respects with all Legal Requirements and Insurance Requirements regarding the use, operation, maintenance, repair and restoration of the Leased Property, Lessee's Personal Property and all Capital Additions whether or not compliance therewith may require structural changes in any of the Leased Improvements or any Capital Additions or interfere with the use and enjoyment of the Leased Property and
(ii) procure, maintain and comply with all licenses, certificates of need, provider agreements and other authorizations required for the use of the Leased Property, Lessee's Personal Property and all Capital Additions for the Primary Intended Use and any other use of the Leased Property, Lessee's Personal Property and all Capital Additions then being made, and for the proper erection, installation, operation and maintenance of the Leased Property, Lessee's Personal Property and all Capital Additions. Upon the occurrence of an Event of Default, Lessor may, but shall not be obligated to, enter upon the Leased Property and all Capital Additions and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Leased Property and all Capital Additions, and Lessee shall reimburse Lessor for all costs and expenses incurred by Lessor in connection with such actions. Lessee covenants and agrees that the Leased Property, Lessee's Personal Property and all Capital Additions shall not be used for any unlawful purpose.

                                   ARTICLE IX.

           9.1  Maintenance and Repair

                9.1.1 Lessee, at its expense, shall maintain the Leased Property, and every portion thereof, Lessee's Personal Property and all Capital Additions, and all private roadways, sidewalks and curbs appurtenant to the Leased Property, and which are under Lessee's control in good order and repair whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, Lessee's Personal Property and all Capital Additions, and, with reasonable promptness, make all necessary and appropriate repairs thereto of every kind and nature, including those necessary to comply with changes in any Legal Requirements, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the Commencement Date. All repairs shall be at least equivalent in quality to the original work. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Property, any Capital Additions, or any part(s) thereof for the Primary Intended Use.

                      Notwithstanding anything to the contrary in this Lease, the following shall apply:

                      (a) In the event that (i) Lessee shall be required to make any structural or other capital alterations (excluding, however, ordinary maintenance and repair) to the Leased Improvements or any Capital Additions by reason of the enactment of any Legal Requirements after the Commencement Date, (ii) the aggregate cost of any such structural or other capital alterations exceeds $100,000.00, and (iii), in Lessee's good faith judgment, reasonably exercised, because of the cost thereof, the Facility could not thereafter be operated on a commercially practical basis for its Primary Intended Use for the remainder of the Term, then, at any time within four (4) months after the enactment of any such Legal Requirement necessitating any such structural or other capital alterations, Lessee may by written notice to Lessor offer to purchase the Leased Property for a purchase price equal to the then Minimum Purchase Price. Any such written offer to Lessor shall specify in reasonable detail the nature of the new Legal Requirement (including the date of enactment thereof), the structural or other capital alterations necessitated thereby, a detailed cost estimate for completing the same, and the reasons why the Facility could not be operated on a commercially reasonable basis if Lessee were required to make the same. If Lessee shall be entitled to and shall make such offer and Lessor does not accept the same within fifteen (15) Business Days after Lessor's receipt thereof, which Lessor shall have the right to accept or reject in its sole and absolute discretion, then this Lease shall terminate upon the expiration of the one hundred eightieth (180th) day following Lessor's receipt of Lessee's written offer to purchase, unless within such fifteen (15) Business Day period Lessor shall by written notice to Lessee elect to have Lessee make such structural or other capital alterations at Lessor's expense, in which event this Lease shall remain in full force in effect.

                      (b) In the event that (i) Lessee shall be required to make any structural or other capital alterations (excluding again, however, ordinary maintenance and repair) to the Leased Improvements or any Capital Additions by reason of the enforcement of any Legal Requirements existing as of the Commencement Date which had not previously been enforced or for which a waiver of compliance had previously been granted, (ii) the enforcement of or withdrawal of such waiver is not due to Lessee's failure to otherwise operate the Facility in compliance with all Legal Requirements and/or Lessee's request (whether direct or indirect) to any such Governmental Authority to enforce with such previously unenforced
      Legal  Requirement  or to withdraw  such waiver of  compliance  therewith,
      (iii) the aggregate cost of any such structural or other capital alterations exceeds $100,000.00, and (iv), in Lessee's good faith judgment, reasonably exercised, because of the cost thereof, the Facility could not thereafter be operated on a commercially practical basis for its Primary Intended Use for the remainder of the Term, then, at any time within four (4) months after the enforcement of or required compliance with any such existing Legal Requirement necessitating any such structural or other capital alterations, Lessee may by written notice elect to terminate this Lease. Any such written notice of termination to Lessor shall again specify in reasonable detail the nature of the Legal Requirement being enforced or with which the Facility is required to comply, the structural or other capital alterations necessitated thereby, a detailed cost estimate for completing the same, and the reasons why the Facility could not be operated on a commercially reasonable basis if Lessee were required to make the same. If Lessee shall be entitled to and shall exercise its right to terminate, then this Lease shall terminate upon the expiration of the one hundred eightieth (180th) day following
      Lessor's receipt of Lessee's notice of termination, unless within such fifteen (15) Business Days after receipt of Lessee's notice of termination Lessor shall by written notice to Lessee elect to have Lessee make such structural or other capital alterations at Lessor's expense, in which event this Lease shall remain in full force in effect.

                9.1.2 Except as expressly provided in Sections 9.1.1 and 10.3 below, Lessor shall not under any circumstances be required to (i) build or rebuild any improvements on the Leased Property or any Capital Additions; (ii) make any repairs, replacements, alterations, restorations or renewals of any nature to the Leased Property, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto; or (iii) maintain the Leased Property or any Capital Additions in any way. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted.

                9.1.3 Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property, any Capital Additions or any part(s) thereof; or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for, any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property, any Capital Additions or any part(s) thereof.

                9.1.4 Unless Lessor shall convey any of the Leased Property to Lessee pursuant to the provisions of this Lease, Lessee shall, upon the expiration or earlier termination of the Term, vacate and surrender the Leased Property, Lessee's Personal Property (other than Lessee's Removable Personal Property) and all Capital Additions to Lessor in the condition in which the Leased Property was originally received from Lessor and Lessee's Personal Property and any Capital Additions were originally introduced to the Facility, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for (i) ordinary wear and tear and (ii) any damage resulting from a casualty or a Condemnation which Lessee is not required to restore/repair/rebuild pursuant to this Lease.

  If any Capital Addition shall, at any time, encroach upon any property, street or right-of-way, or shall violate any restrictive covenant or other agreement affecting the Leased Property, any other Capital Additions or any parts thereof, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Lessor or any Person affected by any such encroachment or violation, Lessee, at its sole cost and expense, but subject to its right to contest the existence of any such encroachment or violation, shall protect, indemnify, save harmless and defend Lessor from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys', consultants' and experts' fees and expenses) based on or arising by reason of any such encroachment or violation. In the event of an adverse final determination with respect to any such encroachment or violation, Lessee shall either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee; or (ii) make such changes in such Capital Additions, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, or to end such violation or impairment, including, if necessary, the alteration of any Capital Addition, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements and any Capital Addition for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements and Capital Additions were operated prior to the assertion of such encroachment, violation or impairment. Lessee's obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and, to the extent the recovery thereof is not necessary to compensate Lessor for any damages incurred by any such encroachment or violation, Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance.

                                   ARTICLE X.

           10.1 Construction of Capital Additions and Other . Without the prior written consent of Lessor, which consent may given or withheld in Lessor's sole and absolute discretion, Lessee shall (a) make no Capital Additions on or structural alterations to the Leased Property, (b) not enlarge or reduce the size of the Facility or otherwise alter in any way which materially and adversely affect any main Facility systems, including any main plumbing, electrical or heating, ventilating and air conditioning systems of the Facility and/or (c) make no Capital Additions or other alterations which would tie in or connect with any improvements on property adjacent to the Land, other than to public improvements as may be permitted by and in compliance with all applicable Legal Requirements. Lessee may, without Lessor's prior written consent, make any alterations, additions, or improvements (collectively, "alterations") to the Leased Property if such alterations are not of the type described in either clause (a), (b) or (c) above, so long as in each case: (i) the same do not (A) decrease the value of the Leased Property, (B) materially and adversely affect the exterior appearance of the Leased Property, or (C) materially and adversely affect the structural components of the Leased Improvements or the main electrical, mechanical, plumbing or ventilating and air conditioning systems for the Facility, (ii) the same are consistent in terms of style, quality and workmanship to the original Leased Improvements and Fixtures, (iii) the same are constructed and performed in accordance with the provisions of Section 10.2 below and (iv) the cost thereof does not exceed, in the aggregate, $75,000.00 for any twelve (12) month period. Any other alterations (i.e., other than alterations described in clauses (a), (b) or (c) above, and other than alterations which meet the foregoing requirements of clauses (i), (ii), (iii) and (iv)) shall be subject to Lessor's prior written consent, which consent shall not be unreasonably withheld. To the extent Lessor's prior written consent shall be required in connection with any alterations or Capital Additions, Lessor may impose such conditions thereon in connection with its approval thereof, if at all, as Lessor deems appropriate.

           10.2 Requirements for Any Alterations Which Do Not . For all alterations which Lessee desires to make and which do not require Lessor's approval pursuant to Section 10.1 above, the following shall apply:

                (a) Such construction shall not commence until Lessee has procured and paid for all municipal and other governmental permits and authorizations required therefor. Lessor shall join in the application for any such permits or authorizations whenever such action is necessary; provided, however, that (i) any such joinder shall be at no cost or expense to Lessor; and
(ii) any plans and specifications required to be filed in connection with any such application shall have been delivered to Lessor.

                (b) If the full value of such construction is in excess of $200,000.00, Lessee shall have procured or caused to be procured a payment and performance bond for the full value of such construction, which bond shall name Lessor as an additional obligee and otherwise be in form and substance and issued by a Person reasonably satisfactory to Lessor.

                (c) Such construction shall not, and the Architect shall certify to Lessor that such construction shall not, impair the structural strength of any component of the Facility or overburden the main electrical, water, plumbing, HVAC or other building systems of the Facility or any component thereof.

                (d) The Architect shall certify to Lessor that the detailed plans and specifications, if applicable, conform to and comply in all material respects with all applicable building, subdivision and zoning codes, laws, ordinances, regulations and other Legal Requirements imposed by all Governmental Authorities, all Insurance Requirements and all Permitted Exceptions.

                (e) All work done in connection with such construction shall be done promptly and in a good and workmanlike manner using first-class materials and in conformity with all Legal Requirements.

                (f) Promptly following the completion of such construction, Lessee shall deliver to Lessor "as built" drawings of such alteration (if reasonably appropriate based upon the scope or nature of such Capital Addition), certified as accurate by the Architect.

                (g) If by reason of the construction thereof, a new Certificate of Occupancy for any component of the Facility is required, Lessee shall obtain and furnish a copy of the same to Lessor promptly upon completion thereof.

In no event shall the listing of the foregoing requirements with respect to any alterations not requiring Lessor's prior written approval pursuant to Section
10.1 above be deemed to limit or otherwise reduce Lessor's approval rights with respect to any Capital Additions or other alterations which do require Lessor's prior written consent pursuant to such Section 10.1. Notwithstanding the foregoing provisions of this Section 10.2, Lessee shall not be required to furnish any certificate of the Architect pursuant to subsections (c) or (d) of this Section 10.2 or to provide "as built" drawings as provided in subsection
(f) of this Section 10.2, unless the alterations performed by Lessee are of such a nature that procurement of the services of an Architect are in Lessee's and/or Lessor's reasonable business judgment necessary for the proper performance of such alterations.

           10.3 Funding of Approved Capital Projects by Lessor.

                10.3.1 Agreement to Fund. Provided that (a) no Event of Default exists and is continuing hereunder and (b) the Capital Project (i.e., approved by Lessor pursuant to the applicable provisions of this Lease) is commenced within fifteen (15) months of the Commencement Date and is completed within twenty-four (24) months of the Commencement Date, subject to Permitted Delays, then Lessor agrees to provide funding for such Capital Project(s) in accordance with the provisions of this Section 10.3 up the lesser of (i) the amount set forth in the applicable Project Budget for such Capital Project, (ii) $1.5 Million when aggregated with all Capital Projects funded by Lessor pursuant to this Section 10.3 and (iii) the Maximum Funding Amount when aggregated with all Capital Projects funded by Lessor or an Affiliate of Lessor under this Lease and all other Facility Group Leases; provided, however, that in no event shall Lessor provide funding for a Capital Project if the portion of the applicable Project Budget therefor comprised of land, if any, materials, labor charges and fixtures shall be less than eighty-five percent (85%) of the total amount of the Project Budget for such Capital Project.

                10.3.2 Capital Projects; Performance, Completion and Funding. Without limiting any other obligation or liability of Lessee under this Lease, the following shall apply with respect to any Capital Project to be funded by Lessee pursuant to this Section 10.3:

                          (a) Obligations of Lessee.

                          (i) Construction/Performance  of Capital
Projects. Lessee shall be responsible to arrange, supervise, coordinate and carry out all services necessary for the construction, performance and completion of each Capital Project in accordance with the Plans and the applicable provisions of this Lease. Lessee shall cause each Capital Project to be completed substantially in accordance with the Plans and the terms of the Project Contracts for an amount not to exceed the applicable Project Budget thereof and the Completion Date therefor to occur by the Outside Date. If and to the extent total Project Costs exceed the applicable Project Budget thereof, or the total of all Project Costs for all Capital Projects paid for or funded (1) by Lessor hereunder exceed in the aggregate $1.5 Million, or (2) by Lessor and/or Lessor's Affiliate(s) under this Lease and the other Facility Group Leases exceed in the aggregate the Maximum Funding Amount, Lessee shall pay and shall not be reimbursed for such excess.

                          (ii) Duties and   Responsibilities.   The
duties and responsibilities of Lessee with respect to any Capital Project shall specifically include the following:

                              (A) To  administer  and  monitor  the
      performance under all Project Contracts and other agreements relating to the construction/performance of such Capital Project and the monthly reporting of the status of estimated costs of completing the same in relation to the Project Budget therefor;

                              (B) To    review     and    make    a
      recommendation to Lessor with respect to payment of all applications for payments under the Project Contracts and other agreements relating to the construction/performance of such Capital Project and make payments of any and all bills, invoices or other matters calling for payment by Lessee or Lessor or for Lessor's account in connection with the construction/performance of such Capital Project;

                              (C) To     coordinate     with    the
      Architect and any inspecting engineer or consultant employed by Lessor in the performance of periodic inspections of the Leased Property in order to confirm that the materials furnished and work performed are in accordance with the Plans and that the work on such Capital Project is progressing on schedule;

                              (D) To stop the work  and  cause  the
      correction of any defect in the materials or workmanship furnished by any contractor or of any failure by any contractor to perform its obligations under its Project Contract and to promptly inform Lessor of any instances of faulty materials and/or workmanship;

                              (E) To  make   available  to  Lessor,
      upon request, the identities of and copies of contracts with all subcontractors and any other Person supplying labor or materials for the construction/performance of such Capital Project; and

                              (F) To    obtain    all     approvals
      necessary to construct/perform such Capital Projects and to operate the Facility for its Primary Intended Use.

                          (iii)   Performance  of  Duties.   Lessee
agrees that,  subject to the performance by Lessor of its obligations under this
Section 10.3, Lessee shall act with prudence and diligence in performing its duties and responsibilities under this Lease, with respect to each approved Capital Project.

                            (b) Completion Guarantee.

                          (i) Construction   and  Cost   Guarantee.
Lessee unconditionally guarantees to Lessor (A) the construction/performance of each Capital Project in substantial accordance with the Plans in a good and workmanlike manner in accordance with sound building and engineering practices and all applicable Legal Requirements and all covenants and obligations of Lessee under this Lease, by the Outside Date and (B) the payment without demand, and without right to reimbursement therefor, of all Project Costs for any approved Capital Project incurred for any reason whatsoever in excess of the Project Budget therefor or which when aggregated together with (1) all other Project Costs funded by Lessor hereunder exceed $1.5 Million or (2) all other Project Costs funded by Lessee or Lessee's Affiliates under all Facility Group Leases, exceed the Maximum Funding Amount.

                          (ii) Completion of Punch List Items.  All
Punch List Items, other than those reasonably requiring more than thirty (30) days to complete due to long scheduling or ordering time or other reasonable factors, shall be completed within thirty (30) days after the applicable Completion Date, but in no event later than thirty (30) days after the Outside Date. Any Punch List Items reasonably requiring more than thirty (30) days to complete shall be diligently pursued and completed as promptly as practicable.

                         (d) Other Covenants of Lessee.

                          (i) Change Orders,  Defects.  Lessee may,
without obtaining the prior written approval of Lessor change the Plans, permit the Plans to be changed or permit construction/performance of a Capital Project other than in substantial accordance with the Plans therefor; provided, however, that if (1) any such change would (x) change the basic structure or character of the Facility; (y) change the exterior appearance of the Facility; or (z) change or reduce the quality of the basic building systems, including the mechanical, electrical, sprinkler, plumbing, life-safety, heating, air conditioning and ventilation systems within the Facility, (2) any single change in the Plans involves an amount in excess of Ten Thousand Dollars ($10,000,00), or (3) any number of changes in the Plans involves in the aggregate an amount in excess of Twenty Thousand Dollars ($20,000.00), then in any such event Lessee must obtain the prior written approval of Lessor prior to implementing such change, which approval shall not, subject to any other express limitations and provisions of this Lease, be unreasonably withheld.

                          (ii)Insurance.  Lessee  will at all times
maintain  or  cause  to  be  maintained  the  following   insurance  during  the
construction/performance of any Capital Project (including through the date of completion of the Punch List Items):

                              (A) Builder's      risk     insurance
      covering the construction/performance of such Capital Project, in a face amount of not less than the full insurable value of such Capital Project and materials supplied in connection therewith, with appropriate provisions made to include coverage of materials stored off the Leased Property in an amount not less than the full insurable value of such materials stored off the Leased Property from time to time.

                              (B) Errors  and  omissions  insurance
      by the Architect (if applicable) in an amount at least equal to One Million Dollars ($1,000,000) which can be applied to the construction/performance of such Capital Projects, covering the entire period of design and construction/performance of such Capital Project and terminating upon the receipt of the certificate of occupancy issued by the appropriate municipality.

           All such insurance maintained or caused to be maintained by Lessee pursuant to clauses (A) and (B) of this clause (iii) shall name Lessor as an additional insured. All insurance maintained or caused to be maintained by Lessee pursuant to clause (A) of this clause (ii) shall name Lessee, Lessor and any general contractor, jointly, as loss payee. In addition, all such insurance to be maintained or caused to be maintained by Lessee shall otherwise, to the extent applicable, comply with the provisions of Article XIII of this Lease.

                          (iv)Performance    and   Payment    Bond.
Lessee shall procure or cause to be procured a performance and payment bond for the total amount of the hard construction costs (including labor and materials) set forth in the applicable Project Budget therefor. Such performance and payment bonds shall name Lessor as an additional obligee and be in form and substance and from an institution satisfactory to Lessor in its sole discretion.

                          (v) Liens  on  Materials.   Lessee  shall
not at any time during the performance of the work, make or cause to be made, or permit Lessee's general contractor or any other contractor to make, any contract for materials or equipment of any kind or nature whatsoever to be incorporated in or to become a part of the Leased Property, title to which is not good or which is subject to any lien or title retention arrangement other than inchoate mechanic's liens. Lessee will deliver to Lessor, on demand, true copies of any contracts, bills of sale, statements, receipted vouchers, or agreements, under which Lessee claims title to any materials, fixtures, or articles used in the construction/performance of such Capital Project.

                          (vi)Storage  of  Materials.  Lessee  will
cause all materials acquired or furnished in connection with the construction/performance of a Capital Project, but not affixed or incorporated into the Leased Property, to be stored at the Leased Property or at bonded locations approved by Lessor, in each case under adequate safeguards to minimize the possibility of loss, theft, damage or commingling with other materials or projects. Lessee will employ suitable means to protect from theft or vandalism the Leased Property and all tools and building materials stored on the Leased Property.

                          (vii)   Inspections.   Without   limiting
any of Lessor's rights or remedies under this Lease, at any time during regular business hours, Lessor and/or its representatives will be permitted to enter upon the Leased Property and any and all materials to be used in the construction/performance thereof, and to examine all detailed plans and shop drawings which are or may be kept at the construction site, provided that in so doing, Lessor shall unreasonably interfere with the construction/performance of any Capital Project. Upon request, Lessor will be furnished with reasonable information regarding the construction/performance of any Capital Project from Lessee, Architect, Lessee's general contractor and any other contractors or subcontractors.

                          (viii)  Use of Funds, Deficiency.

                              (A) Lessee   shall   expend  all  the
      proceeds of each advance hereunder for Project Costs in amounts and for the purposes provided in the Project Budget therefor and for no other purpose whatsoever.

                              (B) Lessee   will   promptly   advise
      Lessor if and when (1) Project Costs shall exceed or appear likely to exceed the Project Budget therefor or (2) Project Costs with respect to any particular item in the Project Budget shall exceed or appear likely to exceed the amount specified for any such site, in the Project Budget, and shall give Lessor sufficiently detailed information with respect thereto.

                              (C) If,  in  the  sole   good   faith
      judgment of Lessor, it appears at any time or from time to time that the Remaining Funds will be insufficient to complete the construction/performance of any Capital Project in accordance with this
      Section 10.3, and to pay for all Project Costs incurred in connection with such construction/performance, or if any other expenses are required for such completion which were not scheduled in the Project Budget, Lessor may request that Lessee demonstrate that the Remaining Funds are sufficient for such completion and payment. If Lessee does not so demonstrate to Lessor's reasonable satisfaction within five (5) Business Days of receipt of Lessor's request to do so, then Lessee shall make arrangements for additional monies to be made available as shall, in the reasonable good faith judgment of Lessor, when added to the Remaining Funds, be sufficient so as to complete and/or pay for the construction/performance of such Capital Project. Such additional monies of Lessee shall be applied for payment of costs prior to Lessor advancing any additional funds to complete the Capital Project. If any such additional monies made available by Lessee are ultimately not required because the Remaining Funds within the Project Budget are sufficient for each item to complete and/or pay for the construction/performance of the Capital Project, then Lessor shall refund the unused portion of such additional monies to Lessee.

                          (ix) Documents  at  Completion.   Without
limiting any other provision of this Section 10.3, from time to time as requested by Lessor and as soon as practicable following the applicable Completion Date, Lessee shall supply or cause to be supplied to Lessor such reasonable documents and information pertaining to the applicable Capital Project and the construction, performance and/or completion of the same as Lessor shall request.

                      (e) Advances of Funds by Lessor.

                          (i) Funding.      Subject      to     the
satisfaction by Lessee of the conditions set forth in Section 10.3(f) below, Lessor will advance to Lessee funds for a Capital Project up to the lesser of
(A) the amount set forth in the applicable Project Budget therefor, (B) that amount which when aggregated together with all other Project Costs funded by Lessor hereunder equals $1.5 Million and (C) that amount which when aggregated with all Project Costs paid for or funded by Lessor or an Affiliate of Lessor under this Lease and the other Facility Group Leases equals the Maximum Funding Amount.

                          (ii) Limitation  of  Funding   Obligation.
Lessor shall not be obligated to advance to Lessee any sums on account of a Capital Project (A) in excess of the lesser of the amounts determined by clause
(i) above, (B) for which a Request for Advance is received more than one hundred twenty (120) days after the Outside Date, or (C) when any of the conditions set forth in Section 10.3(f) have not been met or fulfilled.

                          (iii)   Advances   of  Funds  by  Lessor.
Draw requests will be reviewed monthly and will be based on the prorata share completion to date of each construction line items listed in the Project Budget. All advances of funds under this Section 10.3 shall be made by Lessor in accordance with a Request for Advance. Each Request for Advance shall be honored within ten (10) Business Days of receipt of the same delivered in accordance with the notice provisions of this Lease, subject, however, to the limitations set forth in this Section 10.3. In no event shall Lessor be required to make any advance for a particular line item which, when aggregated with prior advances, is in excess of the Project Budget for such line items except to the extent amounts from contingency line items are unused and/or to the extent savings, in Lessor's reasonable good faith discretion, in other budget line items remain unused. Lessor shall issue checks payable to, or otherwise advance funds to, Lessee, the payees designated in a Request for Advance or jointly to Lessee and such payees, as Lessor shall reasonably determine. Advances of funds to such payees or jointly to Lessee and any such payee shall constitute an advance hereunder as though advanced directly to Lessee.

                          (iv) Holdbacks.  Any  advances  for  costs
and expenses of labor and materials connected with the construction/performance of a Capital Project shall be limited to Ninety Percent (90%) of such costs and expenses and shall be made in accordance with the payment schedule of the Project Contract with Lessee's general contractor for such Capital Project. The final advance of proceeds representing the Ten Percent (10%) retainage for any particular item will not be made until the last to occur of (A) the Completion Date, (B) completion of all Punch List Items and (C) the date Lessor receives
(1) all final lien releases and waivers provided for herein in connection with such Capital Project, (2) an "As-Built" set of plans and specifications (if reasonably appropriate in light of the scope or nature of the Capital Project),
(3) an ALTA "As-Built" survey (if reasonably appropriate in light of the scope or nature of the Capital Project) and (4) such other documents as Lessor may reasonably request. In no event shall any portion of such retainage be paid if any mechanics' and/or materialmen's liens or other encumbrances have been filed and remain on the Leased Property (except for permitted contests pursuant to Article XII of this Lease).

                      (f) Conditions  to  Lessor  Obligations  to
Advance Funds. Lessor shall not be obligated to make any advance of funds under this Section 10.3, including the first advance, unless and until the following conditions shall have been satisfied (with proof thereof in form and sufficiency as may be reasonably requested by Lessor):

                          (i)   Approvals/Entitlements.    To   the
extent not theretofore received and approved by Lessor and to the extent of a material change not permitted herein without approval, Lessor shall have received and approved (A) the Plans and Project Budget for a Capital Project; and (B) all Project Contracts with the general contractor selected by Lessee and reasonably approved by Lessor, the Architect and any other subcontractor or material supplier that may be reasonably requested by Lessor. In addition, Lessee shall have received and delivered to Lessor copies of all authorizations and permits required by any Governmental Authority for the construction/performance of such Capital Project, including building and grading permits, a foundation letter (if applicable) and such other authorizations and permits as are required for the work to be performed in connection with such Capital Project which are then procurable.

                          (ii)   Utilities   and  Access.   To  the
extent reasonably appropriate in light of the scope or nature of the Capital Project, Lessor shall have received evidence satisfactory to Lessor that (A) all existing public utilities, including telephone, water, sewage, electricity and gas are adequate for any expansion of the Facility as part of such Capital Project; and (B) all existing means of ingress and egress, parking, access to public streets and drainage facilities are adequate for any expansion of the Facility as part of such Capital Project.

                          (iii)  Soils  and  Other  Tests.  To  the
extent reasonably appropriate in light of the scope or nature of the Capital Project, Lessor shall have received and approved test borings, engineering reports and such other site analysis as Lessor may reasonably require, all of which must indicate that the soil is adequate for the proposed construction/performance of such Capital Project in accordance with the Plans.

                          (iv)   Insurance.   Lessor   shall   have
received certificates with respect to the insurance required to be carried by Lessee or other Persons pursuant to this Section 10.3, together with evidence satisfactory to Lessor that the premiums therefor have been paid in full.

                          (v)  Payment  and  Performance   Bond(s).
Lessor shall have received the payment and performance bond(s) fulfilling the requirements set forth in this Section 10.3 and shall have made arrangements, to the extent applicable, for the recordation and/or filing of the same for recordation in the Official Records in the County in which the Land is located, along with a copy of the approved Project Contract with the general contractor.

                          (vi) No  Default.  No  Event  of  Default
shall have occurred and be continuing under this Lease.

                              (vii) Other     Documents     and
Assurances. Lessor shall have received such other documents and assurances as Lessor shall reasonably request.

                          (ix) Request  for  Advance.  Lessor  shall
have received and approved (A) a Request for Advance accompanied by all necessary documents and certificates as set forth in the definition thereof; (B) a Lessee's Affidavit; and (C) a certificate from the Architect to the effect that in the Architect's opinion (1) the construction/performance of such Capital Project theretofore performed is in accordance with the Plans and (2) the amount requested is appropriate in light of the percentage of construction completed and amount of stored material.

                      (g) Miscellaneous  Provisions  Applicable to
Capital Projects.

                          (i) Ownership  of  Capital  Projects.  At
all times all Capital Projects shall be owned entirely by Lessor subject to the leasehold interest of Lessee under this Lease with respect to such Capital Projects. Upon the request of Lessor, Lessee shall execute and/or cause any Affiliate of Lessee to execute such documents as Lessor may reasonably request evidencing and confirming Lessor's ownership of such Capital Projects.

                          (ii) Advance  Not a Waiver.  No advance of
funds under this Lease shall constitute a waiver of any of the conditions to Lessor's obligation to make further advances nor, if Lessee is unable to satisfy any such condition, shall any such advance have the effect of precluding Lessor from thereafter declaring such inability to be an Event of Default under this Lease, if such inability would actually be an Event of Default hereunder after any applicable notice and cure period.

                          (iii) Conditions   for   Benefit   of
Lessor. All conditions to the obligations of Lessor hereunder are imposed solely for the benefit of Lessor and no other Person shall have standing to require satisfaction of such conditions.

                          (iv) Compliance            Responsibility.
Notwithstanding the review and approval by Lessor of the Plans or any other matter, Lessor shall have no responsibility for compliance of any Capital Project with Legal Requirements, sound architectural or engineering practices or other matters.

                                   ARTICLE XI.

  Subject to the provisions of Article XII relating to permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any Capital Additions or any attachment, levy, claim or encumbrance in respect of the Rent, excluding, however, (i) this Lease; (ii) the matters that existed as of the Commencement Date; (iii) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of
Section 7.3; (iv) liens for Impositions which Lessee is not required to pay hereunder; (v) subleases permitted by Article XXIV; (vi) liens for Impositions not yet delinquent; (vii) liens of mechanics, laborers, materialmen, suppliers or vendors for amounts not yet due; (viii) any liens which are the responsibility of Lessor pursuant to the provisions of Article XXXVI; (ix) any judgment liens against Lessor for amounts which are not otherwise the responsibility of Lessee; and any other matter arising by, through or under Lessor.

                                  ARTICLE XII.

  Lessee, upon prior written notice to Lessor, on its own or in Lessor's name, at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any licensure or certification decision, Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim; subject, however, to the further requirement that (i) in the case of an unpaid Imposition, lien, attachment, levy, encumbrance, charge or claim, the commencement and continuation of such proceedings shall suspend the collection thereof from Lessor and from the Leased Property or any Capital Additions; (ii) neither the Leased Property nor any Capital Additions, the Rent therefrom nor any part or interest in either thereof would be in any reasonable and imminent danger of being sold, forfeited, attached or lost pending the outcome of such proceedings; (iii) in the case of a Legal Requirement, neither Lessor nor Lessee would be in any reasonable and imminent danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (iv) if any such contest shall involve a sum of money or potential loss in excess of Fifty Thousand Dollars ($50,000), Lessee shall deliver to Lessor and its counsel an opinion of legal counsel reasonably acceptable to Lessor to the effect set forth in clauses (i), (ii) and (iii) above, to the extent applicable; (v) in the case of a Legal Requirement, Imposition, lien, encumbrance or charge, Lessee shall give such reasonable security as may be required by Lessor to insure ultimate payment of the same and to prevent any sale or forfeiture of the Leased Property or any Capital Additions or the Rent by reason of such nonpayment or noncompliance; and (vi) in the case of an Insurance Requirement, the coverage required by Article XIII shall be maintained. If any such contest is finally resolved against Lessor or Lessee, Lessee shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable Legal Requirement or Insurance Requirement. Lessor, at Lessee's expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest, and, if reasonably requested by Lessee or if Lessor so desires, Lessor shall join as a party therein. The provisions of this Article XII shall not be construed to permit Lessee to contest the payment of Rent or any other amount payable by Lessee to Lessor hereunder. Lessee shall indemnify, defend, protect and save Lessor harmless from and against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.

                                  ARTICLE XIII.

  During the Term, Lessee shall at all times keep the Leased Property, and all property located in or on the Leased Property, including all Capital Additions, the Fixtures and the Personal Property, insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to do insurance business in the State in which the Leased Property is located. All liability type policies must name Lessor as an "additional insured." All property, loss of rental and business interruption type policies shall name Lessor as "loss payee." Losses shall be payable to Lessor and/or Lessee as provided in Article XIV. In addition, the policies, as appropriate, shall name as an "additional insured" or "loss payee" the holder of any mortgage, deed of trust or other security agreement ("Facility Mortgagee") securing any indebtedness or any other Encumbrance placed on the Leased Property in accordance with the provisions of Article XXXVI ("Facility Mortgage") by way of a standard form of mortgagee's loss payable endorsement. Any loss adjustment shall require the written consent of Lessor, Lessee, and each Facility Mortgagee. Evidence of insurance shall be deposited with Lessor and, if requested, with any Facility Mortgagee(s). If any provision of any Facility Mortgage requires deposits of insurance to be made with such Facility Mortgagee, Lessee shall either pay to Lessor monthly the amounts required and Lessor shall transfer such amounts to each Facility Mortgagee, or, pursuant to written direction by Lessor, Lessee shall make such deposits directly with such Facility Mortgagee. The policies shall insure against the following risks:

                13.1.1 Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as special form perils, earthquake (including earth movement), sinkhole and windstorm in an amount not less than the insurable value on a replacement cost basis (as defined below in Section 13.2) and including a building ordinance coverage endorsement;

                13.1.2 Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Facility, in such limits with respect to any one accident as may be reasonably requested by Lessor from time to time;

                13.1.3 Flood (when the Leased Property is located in whole or in part within a designated 100-year flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area;

                13.1.4  Loss of rental  value in an amount not less than  twelve
(12) months' Rent payable hereunder or business interruption in an amount not less than twelve (12) months of income and normal operating expenses including payroll and Rent payable hereunder with an endorsement extending the period of indemnity by at least ninety (90) days (Building Ordinance Increased Period of Restoration Endorsement) necessitated by the occurrence of any of the hazards described in Sections 13.1.1, 13.1.2 or 13.1.3;

                13.1.5 Claims for bodily injury or property damage under a policy of commercial general liability insurance with amounts not less than One Million and No/100 Dollars ($1,000,000.00) combined single limit and Three Million No/100 Dollars ($3,000,000.00) in the annual aggregate; and

                13.1.6 Medical professional liability with amounts not less than One Million Dollars ($1,000,000) combined single limit and Three Million Dollars ($3,000,000) in the annual aggregate.

  The term "replacement cost" shall mean the actual replacement cost of the insured property from time to time with new materials and workmanship of like kind and quality. If either party believes that the replacement cost has increased or decreased at any time during the Term, and if the other party does not so agree, then either party shall have the right to have such replacement cost redetermined by an impartial national insurance company reasonably acceptable to both parties (the "impartial appraiser"). The party desiring to have the replacement cost so redetermined shall forthwith, on receipt of such determination by the impartial appraiser, give written notice thereof to the other party hereto. The determination of the impartial appraiser shall be final and binding on the parties hereto, and Lessee shall forthwith increase or decrease the amount of the insurance carried pursuant to this Article to the amount so determined by the impartial appraiser. Each party shall pay one-half (1/2) of the fee, if any, of the impartial appraiser. If Lessee has made improvements to the Leased Property, including any Capital Additions, and if Lessor and Lessee are unable to agree upon replacement cost, then Lessor may at Lessee's expense have the replacement cost redetermined at any time after such improvements are made, regardless of when the replacement cost was last determined.

  In addition to the insurance described above, Lessee shall maintain such additional insurance as may be reasonably required from time to time by any Facility Mortgagee and shall further at all times maintain adequate workers' compensation coverage and any other coverage required by Legal Requirements for all Persons employed by Lessee on the Leased Property and any Capital Additions in accordance with Legal Requirements.

  All insurance policies carried by either party covering the Leased Property and any Capital Additions and Lessee's Personal Property including contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. Each party waives any claims it has against the other party to the extent such claim is covered by insurance.

  All of the policies of insurance referred to in this Article shall be written in form satisfactory to Lessor and by insurance companies with a policyholder rating of "A" and a financial rating of "X" in the most recent version of Best's Key Rating Guide. Lessee shall pay all of the premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and with respect to any renewal policy, at least ten (10) days prior to the expiration of the existing policy), and in the event of the failure of Lessee either to effect such insurance in the names herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor, at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, in which event the cost thereof, together with interest thereon at the Overdue Rate, shall be repayable to Lessor upon demand therefor. Each insurer shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor ten (10) days' written notice before the policy or policies in question shall be altered, allowed to expire or cancelled. Each policy shall have a deductible or deductibles, if any, which are no greater than those normally maintained for similar facilities in the State.

  If either party shall at any time believe the limits of the insurance required hereunder to be either excessive or insufficient, the parties shall endeavor to agree in writing on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance to be carried shall be determined by an impartial nationally or regionally recognized insurance brokerage firm reasonably selected by Lessor. Nothing herein shall permit the amount of insurance to be reduced below the amount or amounts required by any of the Facility Mortgagees.

           13.7 Blanket Policies and Policies Covering Multiple . Notwithstanding anything to the contrary contained in this Article, Lessee's obligations to carry the casualty insurance provided for herein may be brought within the coverage of a blanket policy or policies of insurance carried and maintained by Lessee; provided, however,that the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are otherwise satisfied. For any liability policies covering facilities in addition to the Leased Property, Lessor may require excess limits as Lessor reasonably determines.

  Lessee shall not, on Lessee's own initiative or pursuant to the request or requirement of any third party, (i) take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by, or which may reasonably be required to be furnished by, Lessee or (ii) increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Facility Mortgagees, are included therein as additional insured and the loss is payable under such insurance in the same manner as losses are payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then existing insurance by securing an additional policy or additional policies.

                                  ARTICLE XIV.

  All proceeds payable by reason of any loss or damage to the Leased Property, any Capital Additions or any part(s) or portion(s) thereof, under any policy of insurance required to be carried hereunder shall be paid to Lessor and Lessee by issuance of a joint check and shall be made available to Lessee from time to time for the reasonable costs of reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, any Capital Additions or any part(s) or portion(s) thereof. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property and any Capital Additions to the satisfaction of Lessor shall belong and be paid over to Lessee; provided, however, that except as otherwise provided in this
Article XIV, in the event neither Lessor nor Lessee is required or elects to repair and restore, then all such insurance proceeds shall belong to and paid over to Lessor. At all times salvage resulting from any risk covered by insurance shall belong to and paid over to Lessor. Lessor hereby represents and warrants to Lessee that as of the date hereof there are no Facility Mortgagees who have the right to apply insurance proceeds other than in the manner provided for in this Lease.

           14.2 Insured Casualty

                14.2.1 If the Leased Property and/or any Capital Additions are damaged or destroyed from a risk covered by insurance required to be carried by Lessee under this Lease such that the Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall either (i) restore the Leased Property and such Capital Additions to substantially the same condition as existed immediately before such damage or destruction, or (ii) offer to acquire the Leased Property from Lessor for a purchase price equal to the then Minimum Purchase Price immediately prior to such damage or destruction. If Lessor does not accept Lessee's offer to so purchase the Leased Property within fifteen (15) Business Days after Lessee's receipt thereof, Lessee may either withdraw such offer and proceed to restore the Leased Property to substantially the same condition as existed immediately before such damage or destruction or terminate the Lease in which event Lessor shall be entitled to retain the insurance proceeds.

                14.2.2 If the Leased Property and/or any Capital Additions are damaged from a risk covered by insurance required to be carried by Lessee under this Lease, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore the Leased Property and such Capital Additions to substantially the same condition as existed immediately before such damage. Such damage shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate the Facility for its Primary Intended Use, Lessee may offer to purchase the Leased Property for a purchase price equal to the then Minimum Purchase Price immediately prior to such damage. If Lessee shall make such offer and Lessor does not accept the same within fifteen (15) Business Days after Lessor's receipt thereof, Lessee may by written notice to Lessor at anytime thereafter either withdraw such offer and proceed to restore the Leased Property to substantially the same condition as existed immediately before such damage or destruction, or terminate the Lease effective as of the date of such notice to Lessor, in which event Lessor shall be entitled to retain the insurance proceeds.

                14.2.3 If Lessee elects or is required to repair and restore as provided and the cost of the repair or restoration exceeds the amount of proceeds received by Lessor from the insurance required to be carried hereunder, Lessee shall contribute any excess amounts needed to restore the Facility. Such difference shall be paid by Lessee to Lessor together with any other insurance proceeds, for application to the cost of repair and restoration.

                14.2.4 If Lessor accepts Lessee's offer to purchase the Leased Property, this Lease shall terminate as to the Leased Property upon payment of the purchase price and Lessor shall remit to Lessee all insurance proceeds pertaining to the Leased Property then held by Lessor.

           14.3 Uninsured Casualty

                (a) If the Leased Property is damaged or destroyed from a risk not covered by insurance required to be carried by Lessee under this Lease or otherwise carried by Lessee, such that the Facility is thereby rendered Unsuitable for its Primary Intended Use, Lessee shall either (i) restore the Leased Property to substantially the same condition as existed immediately prior to such damage or destruction in accordance with the provisions of Section 14.1, or (ii) offer to acquire the Leased Property from Lessor for a purchase price equal to the then Minimum Purchase Price immediately prior to such damage or destruction. If Lessor does not accept Lessee's offer to so purchase the Leased Property within fifteen (15) Business Days after Lessor's receipt thereof, which Lessor shall have the right to accept or reject in its sole and absolute discretion, then this Lease shall terminate on the date of Lessor's rejection of Lessee's offer to purchase the Leased Property, unless Lessor within such fifteen (15) Business Day period shall by written notice to Lessee elect to have Lessee restore the Facility pursuant to the provisions of Article XIV and
Article X, but at Lessor's cost and expense, in which case this Lease shall remain in full force and effect.

                (b) If the Leased Property is damaged from a risk not covered by insurance required to be carried by Lessee under this Lease or otherwise carried by Lessee, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore the Leased Property to substantially the same condition that existed before such damage in accordance with the provisions of
Section 14.1. Such damage shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time after diligent efforts obtain the necessary government approvals needed to restore and operate the Facility for its Primary Intended Use, Lessee may offer to purchase the Leased Property for a purchase price equal to the then Minimum Purchase Price immediately prior to such damage. If Lessor does not accept Lessee's offer to so purchase the Leased Property within fifteen (15) Business Days after Lessor's receipt thereof, which Lessor shall have the right to accept or reject in its sole and absolute discretion, then this Lease shall terminate on the date of Lessor's rejection of Lessee's offer to purchase the Leased Property.

                (c) If Lessor accepts Lessee's offer to purchase the Leased Property pursuant to either of Sections 14.3(a) or 14.3(b), as applicable, this Lease shall terminate as to the Leased Property upon payment of the applicable purchase price.

  This Lease shall remain in full force and effect and Lessee's obligation to pay the Rent and all other charges required by this Lease shall remain unabated during the period required for adjusting insurance, satisfying Legal
Requirements, repair and restoration; provided, however, that Lessee shall receive a credit against its Rent obligations hereunder in an amount equal to the proceeds of any and all rental value and/or business interruption insurance carried by Lessee pursuant to this Lease (or other similar insurance carried by Lessee) which are paid over to Lessor.

  Lessee waives any statutory rights of termination which may arise by reason of any damage or destruction of the Leased Property and/or any Capital Additions.

                                   ARTICLE XV.

           15.  Condemnation

  If the Leased Property and any Capital Additions are totally and permanently taken by Condemnation, this Lease shall terminate as of the Date of Taking.

  If a portion of the Leased Property and any Capital Additions is taken by Condemnation, this Lease shall remain in effect if the Facility is not thereby rendered Unsuitable for Its Primary Intended Use, but if the Facility is thereby rendered Unsuitable for its Primary Intended Use, this Lease shall terminate as of the Date of Taking.

  If there is a partial taking of the Leased Property and any Capital Additions and this Lease remains in full force and effect pursuant to Section 15.2, Lessor shall make available to Lessee any portion of the Award not paid on account of Lessor's fee or other interest in and to the Leased Property and any Capital Additions and Lessee shall accomplish all necessary restoration whether or not the amount provided by the Condemnor for restoration is sufficient.

  The entire Award shall belong to and be paid to Lessor, except that Lessee shall be entitled to receive from the Award, if and to the extent such Award specifically includes such item, lost profits value, moving expenses, any then unamortized (in accordance with GAAP) Capital Addition Costs funded by Lessee and the value of Lessee's leasehold estate hereunder, provided, that in the event of a Condemnation which results in a termination of this Lease Lessor shall receive in any event from the Award, subject to the rights of the Facility Mortgagees, no less than the Minimum Purchase Price immediately prior to such Condemnation.

  The taking of the Leased Property, any Capital Additions and/or any part(s) thereof, shall constitute a taking by Condemnation only when the use and occupancy by the taking authority has continued or will continue for longer than 180 consecutive days. During any shorter period, which shall be a temporary taking, all the provisions of this Lease shall remain in full force and effect and the Award allocable to the Term shall be paid to Lessee.

  A sale by Lessor to any Condemnor, either under threat of Condemnation or while Condemnation proceedings are pending, shall be deemed a Condemnation for purposes of this Lease. Lessor may, without any obligation to Lessee, agree to sell and/or convey to any Condemnor all or any portion of the Leased Property free from this Lease and the rights of Lessee hereunder without first requiring that any action or proceeding be instituted or pursued to judgment. Notwithstanding the foregoing provisions of this Section 15.6, Lessor may not agree to sell or convey to a Condemnor all or any portion of the Leased Property pursuant to this Section 15.6 without the approval of Lessee unless the amount of the Award payable in connection therewith equals or exceeds the amount necessary for the restoration of the Leased Property and any Capital Additions which Lessee is obligated to perform pursuant to this Article XV or, in the case of a Condemnation which results in the termination of this Lease, the Fair Market Value of the Leased Property and the Capital Additions immediately prior to the institution of such Condemnation.

                                  ARTICLE XVI.

  Any one or more of the following shall constitute an "Event of Default":

                (a) a default (whether monetary, non-monetary or otherwise) shall occur under any other Facility Group Lease where the default is not cured within any applicable grace period set forth therein;

                (b) Lessee shall fail to pay any installment of Rent when the same becomes due and payable and such failure is not cured by Lessee within a period of five (5) days after receipt of notice thereof from Lessor; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;

                (c) the "Lessee" under any other Existing Lease shall fail to obtain a letter of credit as required by the terms of such Existing Lease and as supplemented by Article XXI of this Lease within the applicable notice and cure period provided for in such Existing Lease;

                (d)  except  as  otherwise  specifically  provided  for in  this
Section 16.1, if Lessee shall fail to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by Lessee within thirty (30) days after notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to be an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;

                (e) Lessee or any Guarantor shall:

                      (i) admit in writing its inability to pay its debts generally as they become due,

                      (ii) file a petition in bankruptcy or a petition to take advantage of any insolvency act,

                      (iii)   make an  assignment  for the  benefit
of its creditors,

                      (iv)    consent  to  the   appointment  of  a
receiver of itself or of the whole or any substantial part of its Property, or

                      (v) file  a   petition   or  answer   seeking
reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

                (f) Lessee or any Guarantor shall be adjudicated as bankrupt or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Lessee, a receiver of Lessee or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Lessee under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of the entry thereof;

                (g) Except to the extent permitted pursuant to Article XXIV of this Lease, Lessee or any Guarantor shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or shall, in any manner, permit the sale or divestiture of substantially all its assets;

                (h) the estate or interest of Lessee in the Leased Property, any Capital Additions or any part(s) thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Lessee of notice thereof from Lessor, unless such vacation or discharge cannot reasonably be obtained within such time periods, in which case failure to obtain such release or discharges in such time periods shall not be deemed an Event of Default so long as Lessee proceeds promptly and with due diligence to obtain the same as promptly as practicable, but in any event within one hundred eighty
(180) days after the same shall be levied upon or attached in any such proceeding; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable law;

                (i) any Transfer occurs without Lessor's consent in accordance with the provisions of Article XXIV;

                (j) any of the representations or warranties made by Lessee hereunder or otherwise or any Guarantor in the Guaranty or otherwise proves to be untrue when made in any material respect which materially and adversely affects Lessor and such representation or warranty is not corrected by Lessee or such Guarantor within thirty (30) days after notice thereof from Lessor, unless such correction cannot with due diligence be corrected within such thirty (30) day period, in which case such untrue representation or warranty shall not be deemed an Event of Default if Lessee or Guarantor shall proceed promptly with due diligence to correct the same, and diligently completes the correction thereof, but in any event within sixty (60) days after notice thereof from Lessor;

                (k) the Facility's applicable license or third-party provider reimbursement agreements material to the Facility's operation for its Primary Intended Use are at any time terminated or revoked or suspended for more than twenty (20) days;

                (l) any local, state or federal agency having jurisdiction over the operation of the Facility removes Ten Percent (10%) or more of the patients or residents located in the Facility;

                (m)  Lessee  fails to give  notice to Lessor  not later than ten
(10) Business Days after Lessee's receipt thereof of any Class A (as such term is customarily used) or equivalent fine notice from any Governmental Authority or officer acting on behalf thereof relating to the Facility;

                (n) Lessee fails to cure or abate any Class A or equivalent violation occurring during the Term that is claimed by any Governmental
Authority, or any officer acting on behalf thereof, of any law, order, ordinance, rule or regulation pertaining to the operation of the Facility, and within the time permitted by such authority or by applicable Legal Requirement for such cure or abatement;

                (o) Lessee fails to notify Lessor within five (5) Business Days after receipt of any notice from any governmental agency terminating or suspending or threatening termination or suspension, of any material license or certification relating to the Facility;

                (p)  Lessee  fails to give  notice to Lessor  not later than ten
(10) days after any notice, claim or demand from any Governmental Authority or any officer acting on behalf thereof, of any violation of any material law, order, ordinance, rule or regulation with respect to the operation of the Facility;

                (q) any proceedings are instituted against Lessee by any Governmental Authority which more likely than not will result in (i) the revocation of any license granted to Lessee for the operation of the Facility or
(ii) the decertification of the Facility from participation in the Medicare or Medicaid reimbursement program;

                (r) any default and acceleration of any indebtedness following any applicable cure period therefor of $1 Million or more of Lessee;

                (s)   any default  shall occur under any  Guaranty;
or

                (t) a monetary default shall occur under any Existing Lease or any other agreement or instrument now or hereafter with or in favor of Lessor or any Affiliate of Lessor and made by or with Lessee or any Affiliate of Lessee where such monetary default is not cured within any applicable grace period set forth therein.

 . If an Event of Default shall have occurred, Lessor may terminate this Lease by giving Lessee notice of such termination and the Term shall terminate and all rights of Lessee under this Lease shall cease. Lessor shall have all rights at law and in equity available to Lessor as a result of any Event of Default. Lessee shall pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including reasonable attorneys' fees and expenses, as a result of any Event of Default hereunder. If an Event of Default shall have occurred and be continuing, whether or not this Lease has been terminated pursuant to this Section 16.2, Lessee shall, to the extent permitted by law, if required by Lessor so to do, immediately surrender to Lessor possession of the Leased Property and any Capital Additions and quit the same and Lessor may enter upon and repossess the Leased Property and any Capital Additions by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other Persons and any of Lessee's Personal Property from the Leased Property and any Capital Additions.

 . (i) The termination of this Lease; (ii) the repossession of the Leased Property and any Capital Additions; (iii) the failure of Lessor, notwithstanding reasonable good faith efforts, to relet the Leased Property; (iv) the reletting of all or any portion of the Leased Property; or (v) the failure or inability of Lessor to collect or receive any rentals due upon any such reletting, shall not relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any such termination occurs, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination. Thereafter, following any such termination, Lessee shall forthwith pay to Lessor, at Lessor's option, as and for liquidated and agreed current damages for an Event of Default by Lessee, the sum of:

           (1) the worth at the time of award of the unpaid Rent which had been earned at the time of termination,

           (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided,

           (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided, plus

           (4) any other amount proved by Lessor to be necessary to compensate Lessor for all the damages proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

      As used in clauses (1) and (2) above, the "worth at the time of award" shall be computed by allowing interest at the Overdue Rate. As used in clause (3) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus One Percent (1%). For purposes of determining the worth at the time of the award, Additional Rent that would have been payable for the remainder of the Term shall be deemed to be the greater of (y) the same as the Additional Rent for the then current Lease Year or, if not determinable, the immediately preceding Lease Year; and (z) such other amount as Lessor shall prove could reasonably have been earned.

Alternatively, if Lessor does not elect to terminate this Lease, then Lessee shall pay to Lessor, at Lessor's option, as and for agreed damages for such Event of Default without termination of Lessee's right to possession of the Leased Property and any Capital Additions, each installment of said Rent and other sums payable by Lessee to Lessor under the Lease as the same becomes due and payable, together with interest at the Overdue Rate from the date when due until paid, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease.

  Upon the occurrence of an Event of Default, and upon commencement of proceedings to enforce the rights of Lessor hereunder, Lessor shall be entitled, as a matter of right, to the appointment of a receiver or receivers acceptable to Lessor of the Leased Property and any Capital Additions of the revenues, earnings, income, products and profits thereof, pending the outcome of such proceedings, with such powers as the court making such appointment shall confer.

  Upon the occurrence of a Put Event, Lessor shall be entitled to require Lessee to purchase the Leased Property on the first Minimum Rent Payment Date occurring not less than thirty (30) days after the date specified in a notice from Lessor requiring such purchase for an amount equal to the greater of (i) the Fair Market Value, or (ii) the Minimum Purchase Price, plus, in either event, all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date). If Lessor exercises such right, Lessor shall convey the Leased Property to Lessee on the date fixed therefor in accordance with the provisions of Article XVIII upon receipt of the purchase price therefor and this Lease shall thereupon terminate. Any purchase by Lessee of the Leased Property pursuant to this Section shall be in lieu of the damages specified in Section 16.3.

  If Lessor initiates judicial proceedings or if this Lease is terminated by Lessor pursuant to this Article, Lessee waives, to the extent permitted by applicable law, (i) any right of redemption, re-entry or repossession; and (ii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

  Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default which are made to Lessor rather than Lessee due to the existence of an Event of Default shall be applied to Lessee's obligations in the order which Lessor may determine or as may be prescribed by the laws of the State.

  On notice or request therefor by Lessor to Lessee, upon the occurrence of a Facility Operating Deficiency specified with particularity in Lessor's notice, and for a period equal to the greater of six (6) months or the time necessary fully to remedy the Facility Operating Deficiency, Lessee shall engage the services of a management consultant, unaffiliated with Lessee and approved by Lessor, to review the management of the Facility for the purpose of making recommendations to remedy the Facility Operating Deficiency(ies). The management consultant shall have complete access to the Facility, its records, offices and facilities, in order that it may carry out its duties. Lessee shall cause such management consultant to prepare and deliver to Lessor and Lessee a written report of its recommendations within thirty (30) days after its engagement. If Lessee shall fail to designate a management consultant acceptable to Lessor within five (5) days after receipt of the notice of request therefor, Lessor may designate such management consultant by further notice to Lessee. Lessee shall be responsible for payment of all fees and expenses reasonably charged and incurred by the management consultant in carrying out its duties. Lessee shall promptly implement any and all reasonable recommendations made by such management consultant in order to promptly correct or cure such Facility Operating Deficiency; provided, however, that in no event shall Lessee implement any such recommendations if the same would otherwise cause an Event of Default hereunder (e.g., a Transfer or change in use of the Leased Property), without Lessor's prior written consent, which consent may be given or withheld in Lessor's sole and absolute discretion.

           16.9 [Reserved]

  The parties intend that if an Event of Default occurs under this Lease, Lessor will control Lessee's Personal Property and the Intangible Property so that Lessor or its designee or nominee can operate or re-let the Facility intact for the Primary Intended Use. Accordingly, to implement such intention, and for the purpose of securing the payment and performance obligations of Lessee hereunder, Lessor and Lessee agree as follows:

                16.10.1 Lessee, as debtor, hereby grants to Lessor, as secured party, to the extent permitted by applicable Legal Requirements, a security interest and an express contractual lien upon all of Lessee's right, title and interest in and to Lessee's Personal Property and in and to the Intangible Property and any and all products, rents, proceeds and profits thereof in which Lessee now owns or hereafter acquires an interest or right, including any leased Lessee's Personal Property. This Lease constitutes a security agreement covering all such Lessee's Personal Property and the Intangible Property. The security interest granted to Lessor with respect to Lessee's Personal Property in this
Section 16.10 is intended by Lessor and Lessee to be subordinate to any security interest granted in connection with the financing or leasing of all or any portion of the Lessee's Personal Property so long as the lessor or financier of such Lessee's Personal Property agrees to give Lessor written notice of any default by Lessee under the terms of such lease or financing arrangement, to give Lessor a reasonable time following such notice to cure any such default and consents to Lessor's written assumption of such lease or financing arrangement upon Lessor's curing of any such defaults. This clause shall be self-operative and no further instrument of subordination shall be required; provided, however, that in confirmation of such subordination, Lessor shall execute promptly any certificate or document that Lessor or any Person providing financing or leasing of all or any portion of Lessee's Personal Property may reasonably request for such proposes so long as the same complies with the provisions of the immediately preceding sentence. This security agreement and the security interest created herein shall survive the expiration or earlier termination of this Lease.

                16.10.2 If required by Lessor at any time during the Term, Lessee shall execute and deliver to Lessor, in form reasonably satisfactory to Lessor, additional security agreements, financing statements, fixture filings and such other documents as Lessor may reasonably require to perfect or continue the perfection of Lessor's security interest in Lessee's Personal Property and the Intangible Property and any and all products and proceeds thereof now owned or hereafter acquired by Lessee. In the event Lessee fails to execute any financing statement or other documents for the perfection or continuation of Lessor's security interest, Lessee hereby appoints Lessor as its true and lawful attorney-in-fact to execute any such documents on its behalf, which power of attorney shall be irrevocable and is deemed to be coupled with an interest.

                16.10.3 Upon the occurrence of an Event of Default, Lessor shall be entitled to exercise any and all rights or remedies available to a secured party under the Uniform Commercial Code, or available to a lessor under the laws of the State, with respect to Lessee's Personal Property and the Intangible Property, including the right to sell the same at public or private sale.

                                  ARTICLE XVII.

  If Lessee shall fail to make any payment or to perform any act required to be made or performed hereunder within the applicable notice and cure periods provided for in this Lease, Lessor, without waiving or releasing any obligation or default, may, but shall be under no obligation to, make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property and any Capital Additions for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses, including reasonable attorneys' fees and expenses, so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand.

                                 ARTICLE XVIII.

  If Lessee purchases the Leased Property from Lessor, Lessor shall, upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase, deliver to Lessee an appropriate limited or special warranty deed or other conveyance conveying the entire fee simple or ground lease interest of Lessor in and to the Leased Property to Lessee free and clear of all encumbrances other than (i) those that Lessee has agreed hereunder to pay or discharge; (ii) those mortgage liens, if any, which Lessee has agreed in writing to accept and to take title subject to; (iii) the Permitted Exceptions; and (iv) any other encumbrances permitted hereunder to be imposed on the Leased Property which are assumable at no cost to Lessee or to which Lessee may take subject without cost to Lessee. The difference between the applicable purchase price and the total of the encumbrances assumed or taken subject to shall be paid to Lessor or as Lessor may direct in immediately available funds; provided, however, that if the total of all such encumbrances exceeds the applicable purchase price, then the difference shall be paid to Lessee by Lessor as Lessee may direct in immediately available funds. All expenses of such conveyance, including the cost of title insurance, reasonable attorneys' fees incurred by Lessor in connection with such conveyance and release, transfer taxes and recording and escrow fees, shall be paid by Lessee. Notwithstanding anything to the contrary in the foregoing provisions, in no event shall Lessee be required to accept title to the Leased Property subject to any encumbrances described in clause (iv) above that are not terminable or prepayable without fee, premium or penalty on or at any time after the date of conveyance of title of the Leased Property to Lessee.

                                  ARTICLE XIX.

  Provided that no Event of Default has occurred and is continuing, either at the date of exercise or upon the commencement of an Extended Term (as hereunder defined), then Lessee shall have the right to renew this Lease for two (2) ten-year renewal terms (each, an "Extended Term"), upon (i) giving written notice to Lessor of such renewal not less than twelve (12) months and not more than eighteen (18) months prior to the expiration of the then current Term, (ii) delivering to Lessor concurrent with such notice a reaffirmation of any guaranty of Lessee's obligations hereunder executed by each Guarantor stating, in substance, that such Guarantor's obligations under the guaranty shall extend to this Lease, as extended by the Extended Term and (iii) the "Lessee" under each of the other Facility Group Leases, concurrently therewith exercising its right to renew such other Facility Group Lease for the corresponding Extended Term of such Facility Group Lease in the manner and within the time provided in Article XIX thereof. The Extended Terms, if at all, shall commence and end (subject to earlier termination as herein provided) as follows: (A) the first Extended Term shall be the period from October 1, 2012 through and including September 30, 2022; and (b) the second Extended Term shall be the period from October 1, 2022 to September 20, 2032. During each Extended Term, if any, all of the terms and conditions of this Lease shall continue in full force and effect except that the annual Minimum Rent for and during such Extended Term shall be the greater of
(a) the then current annual Fair Market Rental and (b) the sum of annual Minimum Rent and Additional Rent payable for the last Lease Year of the immediately preceding Term.

           Notwithstanding anything to the contrary in this Article XIX, Lessor, in its sole discretion, may waive the condition to Lessee's right to renew this Lease that no Event of Default, or event which, with notice or lapse of time or both, would constitute an Event of Default, have occurred or be continuing, and the same may not be used by Lessee as a means to negate the effectiveness of Lessee's exercise of its renewal right for such Extended Term.

                                   ARTICLE XX.

  If Lessee shall for any reason remain in possession of the Leased Property and/or any Capital Additions after the expiration or earlier termination of the Term, such possession shall be as a month-to-month tenant during such period and Lessee shall pay during such period (i) Minimum Rent monthly in an amount equal to the monthly Minimum Rent and Additional Rent in effect immediately prior to the expiration or earlier termination of this Lease to and until Lessor shall notify Lessee in writing that Lessor deems Lessee a holdover tenant without permission, in which event, Lessee shall from and thereafter pay Minimum Rent monthly in an amount equal to One Hundred Fifty Percent (150%) of the monthly Minimum Rent and Additional Rent in effect immediately prior to the expiration or earlier termination of this Lease, plus (ii) all Additional Charges and all other sums payable by Lessee pursuant to this Lease. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of the Leased Property and/or any Capital Additions. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                  ARTICLE XXI.

  Pursuant to the terms of the Existing Leases, the "Lessee" thereunder is required to obtain and deliver to Lessor or an Affiliate of Lessor a letter(s) of credit meeting the requirements of the provisions of such other Existing Leases (collectively, the "Letter(s) of Credit"). Accordingly, for so long as such Letter(s) of Credit (or any of them) are required to be delivered under the Existing Leases, such Letter(s) of Credit shall also name Lessor as beneficiary to secure Lessee's obligations hereunder. Notwithstanding anything to the contrary in the Existing Leases, Lessee shall cause any such Letter(s) of Credit to provide that it will be honored upon a signed statement by Lessor that Lessor is entitled to draw upon such Letter(s) of Credit under this Lease, and shall require no signature or statement from any party other than Lessor. No notice to Lessee or any Affiliate of Lessee shall be required to enable Lessor to draw upon the Letter(s) of Credit. Lessee shall also ensure that such Letter(s) of Credit provide that following the honor of any drafts in an amount not less than the aggregate amount of the Letter(s) of Credit, the financial institution shall return the original Letter(s) of Credit to Lessor or Lessor's Affiliate and Lessor or Lessor's Affiliate's rights as to the remaining amount of the Letter(s) of Credit will not be extinguished.

  Lessor or Lessor's Affiliate shall have the right to draw upon such Letter(s) of Credit up to its full amount whenever (a) an Event of Default hereunder has occurred or, (b) to the extent provided therein, an event of default under any other lease or agreement between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee or under any other letter of credit, guaranty, mortgage, deed of trust, or other instrument now or hereafter executed by Lessee or an Affiliate of Lessee in favor of Lessor or an Affiliate of Lessor has occurred (including a default under any other Facility Group Lease or any Existing Lease) or (c) an event or circumstance has occurred which with notice or passage of time, or both, would constitute an Event of Default hereunder or an event of default under any such other lease, agreement, letter of credit, guaranty, mortgage, deed of trust or other instrument (including under any other Facility Group Lease or any Existing Lease), notwithstanding that transmittal of any such notice may be barred by the Bankruptcy Code or any other applicable federal, state or local debtor relief law. No such draw shall (i) cure or constitute a waiver of an Event of Default, (ii) be deemed to fix or determine the amounts to which Lessor is entitled to recover under this Lease or otherwise, or (iii) be deemed to limit or waive Lessor's right to pursue any remedies provided for in this Lease.

  In the event that Lessor or any Affiliate of Lessor draws upon a Letter(s) of Credit the proceeds thereof shall be used only for purposes of application to any Rent due under this Lease and/or to any damage or loss that Lessor has suffered or will suffer by reason of any Event of Default hereunder or to the obligations of the other parties under the other leases and agreements secured by such letter of credit or to compensate Lessor or Lessor's Affiliate for any damage or loss which Lessor or Lessor's Affiliate may suffer or reasonably expect to suffer by reason of default under any such other leases or agreements. In the event the amounts drawn under such letter(s) of credit exceeds the obligations secured thereby, then Lessor or Lessor's Affiliate shall remit such excess to the Person legally entitled thereto upon payment and discharge in full of all obligations secured by such letter(s) of credit. To and until Lessor or Lessor's Affiliate remits such excess, such excess shall be held as security for the performance of the obligations which remain secured by such letter(s) of credit. Upon delivery of any replacement letter(s) of credit meeting the requirements of the provisions of the applicable existing Leases, Lessor shall immediately pay or cause to be paid to the Persons legally entitled thereto any unused proceeds from the letter(s) of credit upon which Lessor or Lessor's Affiliate has so drawn.

                                  ARTICLE XXII.

  The risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property and any Capital Additions as a consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and Persons claiming from, through or under Lessor) is assumed by Lessee, and no such event shall entitle Lessee to any abatement of Rent.

                                 ARTICLE XXIII.

  In addition to the other indemnities contained herein, and notwithstanding the existence of any insurance carried by or for the benefit of Lessor or Lessee, and without regard to the policy limits of any such insurance, Lessee shall protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages penalties, causes of action, costs and expenses, including reasonable attorneys', consultants' and experts' fees and expenses, imposed upon or incurred by or asserted against Lessor by reason of any of the following occurrences during the Term: (i) any accident, injury to or death of Persons or loss of or damage to property occurring on or about the Leased Property, or any Capital Additions or adjoining sidewalks thereto; (ii) any use, misuse, non-use, condition, maintenance or repair by Lessee of the Leased Property or any Capital Additions; (iii) any failure on the part of Lessee to perform or comply with any of the terms of this Lease; (iv) the non-performance of any of the terms and provisions of any and all Occupancy Arrangements of the Leased Property or any Capital Additions to be performed by any party thereunder entered into by Lessee or any other Occupant claiming by, through or under Lessee; (v) any claim for malpractice, negligence or misconduct committed by any Person on or working from the Leased Property or any Capital Additions; and (vi) the violation of any Legal Requirement. Any amounts which become payable by Lessee under this Article shall be paid within thirty (30) days after liability therefor is determined by litigation or otherwise, and if not timely paid shall bear interest at the Overdue Rate from the date of such determination to the date of payment; provided, however, that payment of any liability shall be deferred if such determination is the subject of a pending appeal or a motion for modification or reconsideration, in which case Lessee shall not be required to pay such liability until any such appeal or motion for modification or reconsideration has been denied by any appellate court with jurisdiction. Lessee, at its sole cost and expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or may compromise or otherwise dispose of the same as Lessee sees fit; provided, however, that any legal counsel selected by Lessee to defend Lessor shall be reasonably satisfactory to Lessor. All indemnification covenants are intended to apply to losses, damages, injuries, claims, etc. incurred directly by the indemnified parties and their property, as well as by the indemnifying party or third party, and their property. For purposes of this Article XXIII, any acts or omissions of Lessee, or by employees, agents, assignees, contractors, subcontractors or others acting for or on behalf of Lessee (whether or not they are negligent, intentional, willful or unlawful), shall be strictly attributable to Lessee. It is understood and agreed that payment shall not be a condition precedent to enforcement of the foregoing indemnification obligations. Notwithstanding anything to the contrary in this Lease, Lessee shall not be required to indemnify Lessor pursuant to this Article XXIII to the extent that the facts or circumstances surrounding the event that is the subject of the claim for indemnification occurred prior to the Commencement Date or after the date Lessee vacates and surrenders possession of the Leased Property to Lessor following the expiration or earlier termination of the Term of this Lease; provided, however, that Lessee shall at all times indemnify Lessor pursuant to this Article XXIII by reason of the occurrence of any of the events described in clauses (iii) and (iv) above.

                                  ARTICLE XXIV.

           24.  Transfers

  Except as permitted pursuant to Sections 24.9 and 24.10 below, Lessee shall not, without Lessor's prior written consent, which consent may not be unreasonably withheld, either directly or indirectly or through one or more step transactions or tiered transactions, voluntarily or by operation of law, (i) assign, convey, sell, pledge, mortgage, hypothecate or otherwise encumber, transfer or dispose of all or any part of this Lease or Lessee's leasehold estate hereunder, (ii) Master Sublease all or any part of the Leased Property and/or any Capital Additions, (iii) engage the services of any Person for the management or operation of all or any part of the Leased Property and/or any Capital Additions, (iv) convey, sell, assign, transfer or dispose of any stock or partnership, membership or other interests (whether equity or otherwise) in Lessee (which shall include any conveyance, sale, assignment, transfer or disposition of any stock or partnership, membership or other interests (whether equity or otherwise) in any Controlling Person(s)), if such conveyance, sale, assignment, transfer or disposition results, directly or indirectly, in a change in control of Lessee (or in any Controlling Person(s)), (v) dissolve, merge or consolidate Lessee (which shall include any dissolution, merger or consolidation of any Controlling Person) with any other Person, if such dissolution, merger or consolidation, directly or indirectly, results in a change in control of Lessee or in any Controlling Person(s), (vi) sell, convey, assign, or otherwise transfer all or substantially all of the assets of Lessee (which shall include any sale, conveyance, assignment, or other transfer of all or substantially all of the assets of any Controlling Person(s)), (vii) enter into or permit to be entered into any agreement or arrangement to do any of the foregoing or to grant any option or other right to any Person to do any of the foregoing (each of the aforesaid acts referred to in clauses (i) through (vii) being referred to herein as a "Transfer"). Any Occupancy Arrangement with respect to more than Ten Percent (10%) of the Facility in the aggregate to any Person and/or its Affiliates, directly or indirectly, or through one or more step transactions or tiered transactions, shall be deemed to be a "Master Sublease" hereunder. For any Occupancy Arrangement transaction not requiring the consent of Lessor hereunder (i.e., an Occupancy Arrangement not constituting a Master Sublease), Lessee shall, within ten (10) days of entering into any such Occupancy Arrangement, notify Lessor of the existence of such Occupancy Arrangement and the identity of the Occupant and supply Lessor with a copy of the agreement relating to such Occupancy Arrangement and any other related documentation, materials or information reasonably requested by Lessor.

                24.2  Consent and Transfer Consideration

                      24.2.1  Prior to any  Transfer  for which the
consent of Lessor is required under this Lease, Lessee shall first notify Lessor of its desire to do so and shall submit in writing to Lessor: (i) the name of the proposed Occupant, assignee, manager or other transferee; (ii) the terms and provisions of the Transfer, including any agreements in connection therewith; and (iii) such financial information as Lessor reasonably may request concerning the proposed Occupant, assignee, manager or other transferee. Lessor may, as a condition to granting such consent, and in addition to any other conditions imposed by Lessor, require that the obligations of any Occupant, assignee, manager or other transferee which is an Affiliate of another Person be guaranteed by its parent or Controlling Person and that any Guaranty of this Lease be reaffirmed by any Guarantor notwithstanding such Transfer. The consent by Lessor to any Transfer shall not constitute a consent to any subsequent Transfer or to any subsequent or successive Transfer. Any purported or attempted Transfer contrary to the provisions of this Article shall be void and, at the option of Lessor, shall terminate this Lease. In exercising its right of reasonable approval or disapproval to a proposed Transfer, Lessor shall be entitled to take into account any fact or factor which Lessor reasonably deems relevant to such decision, including the following, all of which are agreed to be reasonable factors for Lessor's consideration:

                              (a) The  financial  strength  of  the
proposed Occupant, assignee, manager or other transferee, including the adequacy of its working capital.


                              (b) The  operating  experience of the
proposed Occupant, assignee, manager or other transferee with respect to a business of the type and size of the Facility.

                              (c) Violation  of any  agreements  to
which Lessee is a party.

                              (d) Whether  there  then  exists  any
Event of Default by Lessee pursuant to this Lease.

Moreover, Lessor shall be entitled to be reasonably satisfied that each and every covenant, condition or obligation imposed upon Lessee by this Lease and each and every right, remedy or benefit afforded Lessor by this Lease is not impaired or diminished by such Transfer.

                      24.2.2  In  connection   with  any  Transfer,
Lessor shall be entitled to receive the applicable Transfer Consideration.

                      24.2.3  The   consent   by   Lessor   to  any
Transfer shall not constitute a consent to any subsequent Transfer or to any subsequent or successive Transfer. Any purported or attempted Transfer contrary to the provisions of this Article shall be void and, at the option of Lessor, shall terminate this Lease.

  Any Occupancy Arrangement (whether or not the same constitutes a Master Sublease) shall be expressly subject and subordinate to all applicable terms and conditions of this Lease and provide that Lessor, at its option and without any obligation to do so, may require any Occupant, upon an Event of Default under this Lease, to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee, as sublessor, licensor or otherwise under such Occupancy Arrangement from the time of the exercise of such option to the termination of such Occupancy Arrangement and in such case Lessor shall not be liable for any prepaid rents, fees or other charges or for any prepaid security deposits paid by such Occupant to Lessee or for any other prior defaults of Lessee under such Occupancy Arrangement. In the event that Lessor shall not require such attornment with respect to any Occupancy Arrangement, then such Occupancy
Arrangement shall automatically terminate upon the expiration or earlier termination of this Lease, including any early termination by mutual agreement of Lessor and Lessee. Furthermore, any Occupancy Arrangement or other agreement regarding a Transfer shall expressly provide that the Occupant, assignee, manager or other transferee shall furnish Lessor with such financial, operational and other information about the physical condition of the Facility, including the information required by Section 25.2 herein, as Lessor may request from time to time.

                24.4 Assignment of Lessee's Rights Against . If Lessor shall consent to a Master Sublease, then the written instrument of consent, executed and acknowledged by Lessor, Lessee and the Occupant thereunder, shall contain a provision substantially similar to the following:

                      (i) Lessee and such Occupant hereby agree that, if such Occupant shall be in default of any of its obligations under the Master Sublease, which default also constitutes an Event of Default by Lessee under this Lease, then Lessor shall be permitted to avail itself of all of the rights and remedies available to Lessee against such Occupant in connection therewith.

                      (ii)    Without  limiting the  generality  of
the foregoing, Lessor shall be permitted (by assignment of a cause of action or otherwise) to institute an action or proceeding against such Occupant in the name of Lessee in order to enforce Lessee's rights under the Master Sublease, and also shall be permitted to take all ancillary actions (e.g., serve default notices and demands) in the name of Lessee as Lessor reasonably shall determine to be necessary.

                      (iii)   Lessee   agrees  to  cooperate   with
Lessor, and to execute such documents as shall be reasonably necessary, in connection with the implementation of the foregoing rights of Lessor.

                      (iv)    Lessee  expressly   acknowledges  and
agrees that the exercise by Lessor of any of the foregoing rights and remedies shall not constitute an election of remedies, and shall not in any way impair Lessor's entitlement to pursue other rights and remedies directly against Lessee.

Notwithstanding anything to the contrary in this Section 24.4, Lessor agrees that Lessor will not implement the foregoing rights of Lessor pursuant to this
Section 24.4 upon the occurrence of an Event of Default under this Lease by reason of any such default by such Occupant under any such Master Sublease if Lessee is diligently pursuing and enforcing all rights and remedies Lessee has against such Occupant under such Master Sublease or at law or in equity.

  Lessee shall reimburse Lessor for Lessor's reasonable costs and expenses incurred in conjunction with the processing and documentation of any request to Transfer, including attorneys', architects', engineers' or other consultants' fees whether or not such Transfer is actually consummated.

  No Transfer shall relieve Lessee of its obligation to pay the Rent and to perform all of the other obligations to be performed by Lessee hereunder. The liability of Lessee named herein and any immediate and remote successor in interest of Lessee (i.e., by means of any Transfer), and the due performance of the obligations of this Lease on Lessee's part to be performed or observed, shall not in any way be discharged, released or impaired by any (i) agreement which modifies any of the rights or obligations of the parties under this Lease,
(ii) stipulation which extends the time within which an obligation under this Lease is to be performed, (iii) waiver of the performance of an obligation required under this Lease, or (iv) failure to enforce any of the obligations set forth in this Lease. If any Occupant, assignee, manager or other transferee defaults in any performance due hereunder, Lessor may proceed directly against the Lessee named herein and/or any immediate and remote successor in interest of Lessee without exhausting its remedies against such Occupant, assignee, manager or other transferee.

   Anything contained in this Lease to the contrary notwithstanding, (i) no Transfer shall be consummated on any basis such that the rental or other amounts to be paid by the Occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the Occupant, assignee, manager or other transferee; (ii) Lessee shall not furnish or render any services to an Occupant, assignee, manager or other transferee with respect to whom Transfer Consideration is required to be paid or manage or operate the Leased Property and/or any Capital Additions so Transferred with respect to which Transfer Consideration is being paid; (iii) Lessee shall not consummate a Transfer with any Person in which Lessor, after consultation with its tax counsel, reasonably determines that it owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code); and (iv) Lessee shall not consummate a Transfer with any Person or in any manner which could cause any portion of the amounts received by Lessor pursuant to this Lease or any Occupancy Arrangement to fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto or which could cause any other income of Lessor to fail to qualify as income described in Section 856(c)(2) of the Code; provided, however, that payment of Transfer Consideration by Lessee to Lessor shall not be deemed to be amounts received by Lessor which fail to qualify as income described in Section 856(c)(2) of the Code. At the request of Lessee, Lessor agrees to cause Lessor's REIT counsel to review any proposed Transfer or other matter addressed in this
Section 24.7 in order to determine whether the same complies with the provisions hereof. The reasonable costs and expenses of Lessor's counsel shall be reimbursed by Lessee to Lessor as an Additional Charge hereunder within ten (10) days after Lessor's demand therefor. The non-privileged results of any such review by Lessor's REIT counsel shall be set forth in the form of either a memorandum or non-binding letter as opposed to a formal legal opinion and shall be addressed to Lessor and Lessee.

  In the event of a Transfer pursuant to the provisions of the Bankruptcy Code, all consideration payable or otherwise to be delivered in connection with such Transfer shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any consideration constituting Lessor's property pursuant to the immediately preceding sentence and not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor. For purposes of this Section 24.8, the term "consideration" shall mean and include money, services, property and any other thing of value such as payment of costs, cancellation or forgiveness of indebtedness, discounts, rebates, barter and the like. If any such consideration is in a form other than cash (such as in kind, equity interests, indebtedness earn-outs, or other deferred payments, consulting or management fees, etc.), Lessor shall be entitled to receive in cash the then present fair market value of such consideration.

   Notwithstanding anything to the contrary in this Article XXIV, Lessor's consent shall not be required in connection with any Transfer of any stock of Lessee or any Controlling Person(s) as a result of a public offering of Lessee's or such Controlling Person's stock which (a) constitutes a bona fide public distribution of such stock pursuant to a firm commitment underwriting or a plan of distribution registered under the Securities Act of 1933 and (b) results in such stock being listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National Market immediately upon the completion of such public offering. In addition, so long as the stock of Lessee or any such Controlling Person(s) is listed for trading on any such exchange or authorized for quotation on such market, the transfer or exchange of such stock over such exchange or market shall not be deemed a Transfer hereunder.

                24.10 Special Transactions Not Requiring Lessor's . Notwithstanding anything to the contrary in Section 24.1, but subject to the provisions of Section 24.7 above, Lessor's consent shall not be required in connection with and the provisions of Section 24.2.2 above shall not apply to any of the following:

                      24.10.1 Affiliate  Transfers.   Any  Transfer
to an Affiliate of Lessee, including any assignment of this Lease or any Master Sublease of the Leased Property to any Affiliate of Lessee or Subsidiary of Guarantor, so long as in connection therewith, each of the following conditions is met:

                          (a) In  connection  with  such  Transfer,
there is no change in the use of the Leased Property from the Primary Intended Use;

                          (b) Except  in  the  case  of a  Transfer
resulting from merger or consolidation as to which Lessee is not the surviving party and in which the transferee assumes the obligations of Lessee hereunder as a matter of law, any Affiliate-transferee shall assume all of the obligations of Lessee hereunder accruing subsequent to the effective date of such Transfer and by an instrument in writing in form and substance reasonably satisfactory to Lessor. A copy of such executed assumption shall be delivered to Lessor along with the notice specified in clause (e) below;

                          (c) Any   Master   Subletting   shall  be
subject to the provisions of Section 24.3 above.

                          (d) Neither the  original  Lessee nor any
Guarantor shall be released from any of the obligations of the Lessee hereunder or under any guaranty (including the Guaranty), as applicable, whether occurring prior to or after the effective date of such Transfer;

                          (e) Within   ten  (10)  days   after  the
effectiveness of such Transfer, Lessee shall notify Lessor in writing of the occurrence of such event, the effective date thereof, the facts placing the same within the provisions of this Section 24.10.1 (including the relationship between Lessee and such Affiliate-transferee or Guarantor and such
Subsidiary-transferee, as the case may be) and any other change in the address for billings and notices to Lessee pursuant to this Lease, accompanied by an executed copy of the assumption or Master Sublease (if any) required pursuant to this Lease.

                      24.10.2 Guarantor.

                          (a) Any sale,  conveyance  or transfer of
any stock of Guarantor or any shareholder of Guarantor to one or more Persons (regardless of whether the same causes a "change in control"), except to extent such a stock transaction is in connection with a merger, consolidation or stock exchange to which Guarantor is a party or otherwise results in the cessation of Guarantor as a separate legal entity, in which event the provisions of subsection (b)(ii) below shall govern (if applicable).

                          (b) Any (i) sale,  conveyance or transfer
of all or  substantially  all of the assets of Guarantor  to a single  Person or
(ii) merger, consolidation or stock exchange to which Guarantor is a party (whether as the surviving, disappearing or acquired Person) so long as in connection therewith, each of the following conditions is met:

                              (A) Except   in   the   case   of   a
      transaction as described in clause (ii) above and in which the transferee assumes the obligations of Guarantor as a matter of law, such transferee shall assume all of the obligations of Guarantor under the Guaranty by an instrument in writing in form and substance reasonably satisfactory to Lessor. A copy of such executed assumption shall be delivered to Lessor along with the notice specified in clause (D) below. In the event that the form of assumption instrument executed and delivered to Lessor is not reasonably acceptable to Lessor, Lessor shall be entitled to require that a reasonably acceptable replacement instrument be executed and delivered to Lessor following the closing of such transaction;

                              (B) In  the  event  of a  transaction
      of the type described in clause (ii) above and in which Guarantor is the surviving Person, Guarantor shall not be released from any of the obligations of the Guarantor under the Guaranty, whether prior to or after the effective date of such transaction;

                              (C) If   either   Guarantor   (unless
      Guarantor is not the surviving Person in connection with a transaction of the type described in clause (ii) above) or the transferee does not have a Consolidated Net Worth following the effectiveness of any such transaction equal to or greater than Seventy-Five Percent (75%) of the average Consolidated Net Worth of Guarantor for the twelve (12) month period immediately prior to the effectiveness of such transaction (the "Net Worth Hurdle"), then either (x) the ultimate parent entity of such transferee (if one exists) or (y), if a parent entity exists but refuses to execute a guaranty or such a parent does not exist, then another responsible Person, in either case with a Consolidated Net Worth equal to or greater than the Net Worth Hurdle shall execute and deliver to Lessor a written guaranty of Lessee's obligations under this Lease in form and substance substantially identical to the Guaranty. If either Guarantor (if applicable) or such transferee's Consolidated Net Worth equals or exceeds the Net Worth Hurdle, evidence of the same shall be delivered via the Consolidated Financials of Guarantor or such transferee, as applicable, to Lessor concurrent with the notice specified in clause (D) below. If not, then a copy of such new guaranty, along with the Consolidated Financials of such parent entity or other Person, shall be delivered to Lessor concurrent with the notice specified in clause (D) below; and

                              (D) Within  ten (10)  days  after the
      effectiveness of any such transaction, Guarantor shall notify Lessor in writing of the occurrence of such event, the effective date thereof and any change in the address for notices pursuant to the Guaranty, accompanied by an executed copy of an assumption instrument pursuant to clause (A) above or any new guaranty and other information from any ultimate parent entity or other Person as may be required pursuant to clause (C) above.

                                  ARTICLE XXV.

           25.  Officer's Certificates and Financial Statements

  At any time and from time to time upon Lessee's receipt of not less than twenty (20) days' prior written request by Lessor, Lessee shall furnish to Lessor an Officer's Certificate certifying (i) that this Lease is unmodified and in full force and effect, or that this Lease is in full force and effect as modified and setting forth the modifications; (ii) the dates to which the Rent has been paid; (iii) whether or not, to the best knowledge of Lessee, Lessor is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Lessee may have knowledge; and (iv) responses to such other questions or statements of fact as Lessor, any ground or underlying lessor, any purchaser or any current or prospective Facility Mortgagee shall reasonably request. Lessee's failure to deliver such statement within such time shall constitute an acknowledgement by Lessee that (x) this Lease is unmodified and in full force and effect except as may be represented to the contrary by Lessor; (y) Lessor is not in default in the performance of any covenant, agreement or condition contained in this Lease; and (z) the other matters set forth in such request, if any, are true and correct. Any such certificate furnished pursuant to this Article may be relied upon by Lessor and any current or prospective Facility Mortgagee, ground or underlying lessor or purchaser of the Leased Property.

   Lessee shall furnish the following statements to Lessor:

                      (a) within 120 days after the end of each of Lessee's and Guarantor's fiscal years, a copy of the audited consolidated balance sheets of Lessee, its consolidated Subsidiaries and Guarantor as of the end of such fiscal year, and related audited consolidated statements of income, changes in common stock and other stockholders' equity and changes in the financial position of Lessee, its consolidated Subsidiaries and Guarantor for such fiscal year, prepared in accordance with GAAP applied on a basis consistently maintained throughout the period involved, such consolidated financial statements to be certified by nationally recognized certified public accountants;

                      (b) within 120 days after the end of each of Lessee's and Guarantor's fiscal years, and together with the annual audit report furnished in accordance with clause (a) above, an Officer's Certificate stating that to the best of the signer's knowledge and belief after making due inquiry, Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee shall be in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same;

                      (c) within forty-five (45) days after the end of each of Lessee's quarters, all quarterly consolidated financial reports Lessee produces for reporting purposes and detailed statements of income and detailed operational statistics regarding occupancy rates, patient and resident mix and patient and resident rates by type for the Facility;

                      (d) within thirty (30) days after the same
is  required  to  be  filed  with  the   appropriate   Governmental
Authority, a copy of each cost report for the Facility;

                      (e) within thirty (30) days after they are required to be filed with the SEC, copies of any annual reports and of information, documents and other reports, or copies of such portions of any of the foregoing as the SEC may prescribe, which Lessee is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934;

                      (f) immediately    upon   Lessee's    receipt
thereof, copies of all written communications received by Lessee from any regulatory agency relating to (i) surveys of the Facility for purposes of licensure, Medicare and Medicaid certification and accreditation and (ii) any proceeding, formal or informal, with respect to cited deficiencies with respect to services and activities provided and performed at the Facility, including patient and resident care, patient and resident activities, patient and resident therapy, dietary, medical records, drugs and medicines, supplies, housekeeping and maintenance, or the condition of the Facility, and involving an actual or threatened warning, imposition of a fine or a penalty, or suspension, termination or revocation of the Facility's license to be operated in accordance with its Primary Intended Use;

                          (g) [Intentionally Deleted];

                      (h) immediately    upon   Lessee's    receipt
thereof, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Leased Property or any Capital Additions or Lessee's use thereof; and

                      (i) with reasonable promptness, such other information respecting (i) the financial and operational condition and affairs of Lessee, any Guarantor and the Facility, (ii) the physical condition of the Leased Property and any Capital Additions and (iii) any suspected Transfer, including the then equity or voting ownership in Lessee or in any Controlling Person(s), in each case as Lessor may reasonably request, in the form of a questionnaire or otherwise, from time to time, but not more often than is reasonable under the circumstances.

   Lessee acknowledges that the failure to furnish Lessor with any of the certificates or statements required by this Article XXV will cause Lessor to incur costs and expenses not contemplated hereunder, the exact amount of which is presently anticipated to be extremely difficult to ascertain. Accordingly, if Lessee fails to furnish Lessor with any of the certificates or statements required by this Article XXV, Lessee shall pay to Lessor upon demand $500.00 for each such failure as Additional Charges; provided, however, that with respect to the first three (3) only occurrences when Lessee fails to furnish Lessor with any certificate or statement required by this Article XXV during the Term, Lessee shall not be required to pay such $500.000 additional charge thereon if Lessee delivers its certificate or statement required within five (5) Business Days after receipt of written notice from Lessor of Lessee's failure to deliver the same. The parties agree that this charge represents a fair and reasonable estimate of the costs that Lessor will incur by reason of Lessee's failure to furnish Lessor with such certificates and statements.

                                  ARTICLE XXVI.

           26. Lessor's Right to Inspect and Show the Leased . Lessee shall permit Lessor and its authorized representatives to (i) inspect the Leased Property and any Capital Additions and (ii) exhibit the same to prospective purchasers and lenders, and during the last twelve (12) months of the Term, to prospective Lessees or managers, in each instance during usual business hours and subject to any reasonable security, health, safety or confidentiality requirements of Lessee or any Legal Requirement or Insurance Requirement. Lessee shall cooperate with Lessor in exhibiting the Leased Property and any Capital Additions to prospective purchasers, lenders, Lessees and managers.

                                 ARTICLE XXVII.

 . No failure by Lessor to insist upon the strict performance of any term hereof or to exercise any right, power or remedy hereunder and no acceptance of full or partial payment of Rent during the continuance of any default or Event of Default shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                 ARTICLE XXVIII.

  Except as expressly otherwise provided in this Lease, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

                                  ARTICLE XXIX.

 . No surrender to Lessor of this Lease or of the Leased Property or any Capital Additions or any part(s) thereof or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXX.

  There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, (i) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (ii) the fee estate in the Leased Property.

                                  ARTICLE XXXI.

  Except as expressly or otherwise provided in this Lease, if Lessor or any successor owner of the Leased Property shall convey the Leased Property other than as security for a debt, and the grantee or transferee of the Leased Property shall assume all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of the lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer provided that the new owner expressly assumes in writing all such further liabilities and all such future liabilities and obligations shall thereupon be binding upon such new owner.

                                 ARTICLE XXXII.

  So long as Lessee shall pay the Rent as the same becomes due and shall fully comply with all of the terms of this Lease and fully perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all the Permitted Exceptions.

                                 ARTICLE XXXIII.

  Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a "notice") must be in writing and may be served personally or by U.S. Mail. If served by U.S. Mail, it shall be addressed as follows:

           If to Lessor:      Health Care Property Investors, Inc.
                              4675 MacArthur Court, Suite 900
                              Newport Beach, California 92660
                              Attn:  Legal Department
                              Fax:  (949) 221-0607

           with a copy to:    Latham & Watkins
                              633 West Fifth Street, Suite 4000
                              Los Angeles, California 90071
                              Attn:  David H. Vena, Esq.
                              Fax:  (213) 891-8763

           If to Lessee:      Centennial Healthcare Corporation
                              400 Perimeter  Center Terrace,  Suite 650
                              Atlanta, Georgia 30346
                              Attn: Chief Executive Office and
                                  Chairman of the Board
                              Fax:  (770) 730-1300

           with a copy to:    King & Spalding
                              101 Peachtree Street
                              Atlanta, Georgia 30303
                              Attn:  Paul A. Quiros, Esq.
                              Fax:  (404) 572-5100

Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the United States Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In addition, either party may send notices by facsimile or by a nationally recognized overnight courier service which provides written proof of delivery (such as U.P.S. or Federal Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier's delivery receipt. Either party may, by notice to the other from time to time in the manner herein provided, specify a different address for notice purposes.

                                 ARTICLE XXXIV.

  If it becomes necessary to determine the Fair Market Value or Fair Market Rental for any purpose of this Lease or the Allocated Value for purposes of determining Transfer Consideration payable to Lessor in connection with a Sale of Business or other Transfer pursuant to this Lease, the same shall be determined by an independent appraisal firm, in which one or more of the members, officers or principals of such firm are Members of the Appraisal Institute (or any successor organization thereto), as may be reasonably selected by Lessor and approved by Lessee (the "Appraiser"). Lessor shall cause such Appraiser to determine the Fair Market Value, Fair Market Rental or Allocated Value as of the relevant date (giving effect to the impact, if any, of inflation from the date of the Appraiser's decision to the relevant date) and the determination of such Appraiser shall be final and binding upon the parties. A written report of such Appraiser shall be delivered and addressed to each of Lessor and Lessee. To the extent consistent with sound appraisal practice as then existing at the time of any such appraisal, an appraisal of Fair Market Value for purposes of this Lease shall take into account and shall give appropriate consideration to all three customary methods of appraisal (i.e., the cost approach, the sales comparison approach and the income approach), and no one method or approach shall be deemed conclusive simply by reason of the nature of Lessor's business or because such approach may have been used for purposes of determining the fair market value of the Facility at the time of acquisition thereof by Lessor. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay one-half of the fees and expenses of the Appraiser(s) and one-half of all other costs and expenses incurred in connection with such appraisal. If Lessor and Lessee are unable to agree upon the Appraiser within fifteen (15) days after Lessor notifies Lessee of the identity of Lessor's selected Appraiser, then the following shall apply:

                (a) Within ten (10) days after Lessee's receipt of Lessor's selected Appraiser, Lessee shall by notice to Lessor appoint a second Appraiser meeting the requirements set forth above to act on its behalf. In such event, the Appraisers thus appointed shall, within forty-five (45) days after the date of Lessor's notice of its originally selected Appraiser, proceed to determine the Fair Market Value, Fair Market Rental or Allocated Value as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if Lessee fails to appoint its Appraiser within the time permitted, or if two Appraisers shall have been so appointed but only one such Appraiser shall have made such determination within such forty-five (45) day period, then the determination of such sole Appraiser shall be final and binding upon the parties.

                (b) If the two Appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten percent (10%) of the lesser of such amounts then the Fair Market Value, Fair Market Rental or Allocated Value, as the case may be, shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed ten percent (10%) of the lesser of such amounts, then such two Appraisers shall have twenty (20) days to appoint a third Appraiser meeting the above requirements, but if such Appraisers fail to do so, then either party may request the CPR or AAA (as such terms are defined in Article XLIV) or any successor organization(s) thereto to appoint an Appraiser meeting the above requirements within twenty (20) days of such request, and both parties shall be bound by any appointment so made within such twenty (20) day period. If no such Appraiser shall have been appointed within such twenty (20) days or within ninety (90) days of the original request for a determination of Fair Market Value, Fair Market Rental or Allocated Value, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any Appraiser appointed by the original Appraisers, by the CPR or AAA or by such court shall be instructed to determine the Fair Market Value, Fair Market Rental or Allocated Value within thirty (30) days after appointment of such Appraiser.

                (c) The determination of the Appraiser which differs most in terms of dollar amount from the determinations of the other two Appraisers shall be excluded, and fifty percent (50%) of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value, Fair Market Rental or Allocated Value. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. If the foregoing three (3) Appraiser system is utilized, then Lessor and Lessee shall each pay the fees and expenses of the Appraiser appointed by it and each shall pay one-half of the fees and expenses of the third Appraiser and one-half of all other cost and expenses incurred in connection with each appraisal.

                                  ARTICLE XXXV.

           35.  Right of First Offer

                (a) Provided no Event of Default has occurred and is continuing hereunder, then in the event that during the Term of this Lease Lessor desires to transfer or sell the Leased Property, Lessor agrees that it shall first offer to sell the Leased Property to Lessee ("Right of First Offer"). Such Right of First Offer shall be by written notice from Lessor to Lessee, and shall specify the purchase price of the Leased Property and the material terms of the proposed transaction (collectively, the "Terms of the Offer"). Within twenty (20) days after delivery to Lessee of Lessor's notice stating the Terms of the Offer, Lessee shall by written notice to Lessor (i) accept the Terms of the Offer, (ii) reject the Terms of the Offer or (iii) reject the Terms of the Offer but counter with a new offer under its own terms. If Lessee fails to deliver such written notice to Lessor in the manner and within the time specified in this subsection
(a), then Lessee shall be deemed to have elected not to accept the Terms of the Offer.

                      (b) In the event Lessee shall, in the manner and within the time specified above, (i) elect to accept the Terms of the Offer or (ii) reject the Terms of the Offer but propose a counter offer under its own terms and, Lessor shall by written notice to Lessee in its sole and absolute discretion accept such counter offer within five (5) days after Lessee's delivery of its notice of such counter offer, then Lessor and Lessee shall enter into a written agreement under the Terms of the Offer or the terms of Lessee's counter offer, as the case may be. If Lessor fails to accept or reject Lessee's counter offer in the manner and within the time specified in this subsection
(b), then Lessor shall be deemed to have elected not to accept Lessee's counter offer.

                      (c) In the event that Lessee rejects or is deemed to have rejected the Terms of the Offer pursuant to subsection (a) above, or Lessor rejects or is deemed to have rejected Lessee's counter offer pursuant to subsection (b) above, Lessor shall have the right to offer to sell the Leased Property to any third Person and to negotiate with any third Person upon such terms as shall be acceptable to Lessor and such purchaser without again offering the Leased Property to Lessee. It is understood and agreed that the provisions of this Section 35 create only an obligation for Lessor to offer the Leased Property to Lessee only once and a right of Lessee to require such first offer only once.

                      (d) Notwithstanding anything to the contrary contained in this Section 35, the provisions of subsections (a) through (c) above and Lessee's Right of First Offer shall not apply to the sale or transfer of the Leased Property, (i) to any Affiliate of Lessor, (ii) to the surviving Person in connection with a merger, consolidation or acquisition of or with Lessor, (iii) to any Person which acquires all or substantially all of the assets or stock of Lessor or (iv) any transfer of the Leased Property to any bona fide mortgagee or any subsequent holder of a note secured by an interest in the Leased Property who acquires the same by foreclosure or deed in lieu of foreclosure.

                                 ARTICLE XXXVI.

           36.1 Lessor May Grant Liens. Without the consent of Lessee, Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any ground lease, mortgage, trust deed, lien, encumbrance or title retention agreement (collectively, an "encumbrance") upon the Leased Property and any Capital Additions or any part(s) or portion(s) thereof or interests therein. This Lease is and at all times shall be subject and subordinate to any such encumbrance which may now or hereafter affect the Leased Property and/or any such Capital Additions and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required; provided, however, that in confirmation of such subordination, Lessee shall execute promptly any certificate or document that Lessor or any ground or underlying lessor, mortgagee or beneficiary may request for such purposes; provided further, however, that any such subjection and subordination of this Lease or Lessee's leasehold interest hereunder to any such encumbrance imposed after the date hereof shall be conditioned upon the execution by the holder of such encumbrance and delivery to Lessee of a non-disturbance and attornment agreement in form reasonably satisfactory to Lessor, Lessee and such holder of such encumbrance and which provides, in substance, in addition to such other reasonable matters, that so long as no Event of Default has occurred, the holder of such encumbrance shall not disturb either Lessee's leasehold interest or possession of the Leased Property in accordance with the terms hereof. Lessee shall also promptly execute and deliver to Lessor and such holder of such encumbrance such non-disturbance and attornment agreement if requested by Lessor and/or such holder.

           36.2 Attornment. Subject to the provisions of Section 36.1 above, if Lessor's interest in the Leased Property and/or any Capital Additions is sold or conveyed upon the exercise of any remedy provided for in any Facility Mortgage, or otherwise by operation of law: (i) at the new owner's option, Lessee shall attorn to and recognize the new owner as Lessee's Lessor under this Lease or enter into a new lease substantially in the form of this Lease with the new owner, and Lessee shall take such actions to confirm the foregoing within ten
(10) days after request; and (ii) the new owner shall not be (a) liable for any act or omission of Lessor under this Lease occurring prior to such sale or conveyance, or (b) subject to any offset, abatement or reduction of rent because of any default of Lessor under this Lease occurring prior to such sale or conveyance.

                                 ARTICLE XXXVII.

           37.1 Hazardous Substances. During the Term of this Lease, Lessee shall not allow any Hazardous Substance to be located in, on or under the Leased Property or incorporated in the Facility (other than those Hazardous Substances, if any, located in, on or under the Leased Property as of the Commencement
Date); provided, however, that Hazardous Substances may be brought, kept, used or disposed of in, on or about the Leased Property or any Capital Additions in quantities and for purposes similar to those brought, kept, used or disposed of in, on or about similar facilities used for purposes similar to the Primary Intended Use and which are brought, kept, used and disposed of in compliance with Legal Requirements. Lessee shall not allow the Leased Property or any Capital Additions to be used as a waste disposal site or, except as permitted in the immediately preceding sentence, for the manufacturing, handling, storage, distribution or disposal of any Hazardous Substance.

           37.2 Notices. Lessee shall provide to Lessor promptly, and in any event immediately upon Lessee's receipt thereof, a copy of any notice, or notification to Lessee or its Affiliates with respect to, (i) any violation of a Legal Requirement relating to Hazardous Substances located in, on, or under the Leased Property or any Capital Additions or any adjacent property thereto; (ii) any enforcement, cleanup, removal, or other governmental or regulatory action instituted, completed or threatened with respect to the Leased Property or any Capital Additions; (iii) any claim made or threatened by any Person against Lessee or the Leased Property or any Capital Additions relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from or claimed to result from any Hazardous Substance; and (iv) any reports made to any federal, state or local environmental agency arising out of or in connection with any Hazardous Substance in, on, under or removed from the Leased Property or any Capital Additions, including any complaints, notices, warnings or asserted violations in connection therewith.

           37.3 Remediation.

                (a)  Except as  provided  in  subsection  (b)  below,  if Lessee becomes aware of a violation of any Legal Requirement relating to any Hazardous Substance in, on or under the Leased Property or any Capital Additions or any adjacent property thereto, or if Lessee, Lessor or the Leased Property or any Capital Additions becomes subject to any order of any federal, state or local agency to repair, close, detoxify, decontaminate or otherwise remediate the Leased Property and any Capital Additions, Lessee shall immediately notify Lessor of such event and, at its sole cost and expense with respect to any such Hazardous Substances in, on or under the Leased Property (but not adjacent thereto unless caused by Lessee), cure such violation or effect such repair, closure, detoxification, decontamination or other remediation; provided, however, that Lessor shall be responsible for any Hazardous Substances in, on, under or about the Leased Property as of the Commencement Date. If Lessee fails to implement and diligently pursue any such cure, repair, closure, detoxification, decontamination or other remediation, Lessor shall have the right, but not the obligation, to carry out such action and to recover from Lessee all of Lessor's costs and expenses incurred in connection therewith.

                (b) Notwithstanding anything to the contrary in this Lease, if Lessor becomes aware of a violation of any Legal Requirement relating to any Hazardous Substance in, on, under or about the Leased Property or any Capital Additions or any adjacent property thereto resulting from the presence of Hazardous Substances in, on, under or about the Leased Property as of the Commencement Date, or if Lessee, Lessor or the Leased Property or any Capital Additions becomes subject to any order of any federal, state or local agency to repair, close, detoxify, decontaminate or otherwise remediate the Leased Property and any Capital Additions, resulting from the presence of Hazardous Substances in, on, under or about the Leased Property as of the Commencement Date, Lessor shall immediately notify Lessee of such event and, at its sole cost and expense (subject to Lessor's right to seek indemnification or contribution from other Persons), cure such violation or effect such repair, closure, detoxification, decontamination or other remediation. If Lessor fails to implement and diligently pursue any such cure, repair, closure, detoxification, decontamination or other remediation for which Lessor is responsible pursuant to this subsection (b), Lessee shall have the right, but not the obligation, to carry out such action and to recover from Lessor all of Lessee's costs and expenses incurred in connection therewith.

           37.4 Indemnity.

                (a) Lessee shall indemnify, defend, protect, save, hold harmless, and reimburse Lessor for, from and against any and all costs, losses (including, losses of use or economic benefit or diminution in value), liabilities, damages, assessments, lawsuits, deficiencies, demands, claims and expenses (collectively, "Environmental Costs") (whether or not arising out of third-party claims and regardless of whether liability without fault is imposed, or sought to be imposed, on Lessor) incurred in connection with, arising out of, resulting from or incident to, directly or indirectly, during the Term (i) the production, use, generation, storage, treatment, transporting, disposal, discharge, release or other handling or disposition of any Hazardous Substances from, in, on or about the Leased Property or any Capital Additions (but not adjacent thereto unless caused or contributed to by Lessee) (collectively, "Handling"), including the effects of such Handling of any Hazardous Substances on any Person or property within or outside the boundaries of the Leased Property or any Capital Additions, (ii) the presence of any Hazardous Substances in, on, under or about the Leased Property or any Capital Additions (other than by reason of the presence of Hazardous Substances in, on, under or about the Leased Property as of the Commencement Date) and (iii) the violation of any Legal Requirements (including Environmental Laws), other than by reason of any violations of any such Legal Requirements existing in, on, under or about the Leased Property as of the Commencement Date. "Environmental Costs" include interest, costs of response, removal, remedial action, containment, cleanup, investigation, design, engineering and construction, damages (including actual, consequential and punitive damages) for personal injuries and for injury to, destruction of or loss of property or natural resources, relocation or replacement costs, penalties, fines, charges or expenses, attorney's fees, expert fees, consultation fees, and court costs, and all amounts paid in investigating, defending or settling any of the foregoing.

                     Without limiting the scope or generality of the foregoing, Lessee expressly agrees to reimburse Lessor for any and all costs and expenses incurred by Lessor to the extent covered by the foregoing indemnity:

                     (A) In investigating any and all matters relating to the Handling of any Hazardous Substances, in, on, from, under or about the Leased Property or any Capital Additions (other than by reason of the presence of Hazardous Substances in, on, under or about the Leased Property as of the Commencement Date);

                     (B) In bringing the Leased Property or any Capital Additions into compliance with all Legal Requirements; and

                     (C)  Removing,        treating,       storing,
transporting, cleaning-up and/or disposing of any Hazardous Substances used, stored, generated, released or disposed of in, on, from, under or about the Leased Property or any Capital Additions or offsite (other than by reason of the presence of Hazardous Substances in, on, under about the Leased Property as of the Commencement Date).

                     Subject to the right of Lessee to contest any such claim (including exhaustion of all appeal processes) as provided in Article XII, if any claim is made hereunder, Lessee agrees to pay such claim promptly, and in any event to pay such claim within thirty (30) calendar days after receipt by Lessee of notice thereof. If any such claim is not so paid and Lessor is ultimately found or agrees to be responsible therefore, Lessee agrees also to pay interest on the amount paid from the date of the first notice of such claim, at the Overdue Rate.

                (b) Lessor shall indemnify, defend, protect, save, hold harmless, and reimburse Lessee for, from and against any and all Environmental Costs (whether or not arising out of third-party claims and regardless of whether liability without fault is imposed, or sought to be imposed, on Lessor) incurred in connection with, arising out of, resulting from or incident to, directly or indirectly, the presence of Hazardous Substances in, on, under or about the Leased Property as of the Commencement Date.

                     Without limiting the scope or generality of the foregoing, Lessor expressly agrees to reimburse Lessee for any and all costs and expenses incurred by Lessee to the extent covered by the foregoing indemnity:

                     (A) In investigating any and all matters relating to the Handling of any Hazardous Substances, in, on, from, under or about the Leased Property or any Capital Additions by reason of the presence of Hazardous Substances in, on, under or about the Leased Property as of the Commencement Date;

                     (B) In bringing the Leased Property or any Capital Additions into compliance with all Legal Requirements by reason of the presence of Hazardous Substances in, on, under or about the Leased Property as of the Commencement Date; and

                     (B)  Removing,        treating,       storing,
transporting, cleaning-up and/or disposing of any Hazardous Substances present in, on, from, under or about the Leased Property or any Capital Additions as of the Commencement Date.

           37.5 Environmental Inspection. Lessor shall have the right, from time to time, and upon not less than five (5) days' written notice to Lessee, except in the case of an emergency in which event no notice shall be required, to conduct an inspection of the Leased Property and all Capital Additions to determine the existence or presence of Hazardous Substances on or about the Leased Property or any such Capital Additions. Lessor shall have the right to enter and inspect the Leased Property and all Capital Additions, conduct any testing, sampling and analyses it deems reasonably necessary and shall have the right to inspect materials brought into the Leased Property or any such Capital Additions. Lessor may, in its discretion, retain such experts to conduct the inspection, perform the tests referred to herein, and to prepare a written report in connection therewith. In the event that any such inspections detect unfavorable conditions relating to Hazardous Substances for which Lessee is responsible under this Lease, then all costs and expenses incurred by Lessor under this Section shall be paid on demand as Additional Charges by Lessee to Lessor. Failure to conduct an environmental inspection or to detect unfavorable conditions if such inspection is conducted shall in no fashion be intended as a release of any liability for environmental conditions subsequently determined to be associated with or to have occurred during Lessee's tenancy. Lessee shall remain liable for any environmental condition related to or having occurred during its tenancy regardless of when such conditions are discovered and regardless of whether or not Lessor conducts an environmental inspection at the termination of this Lease. The obligations set forth in this Article shall survive the expiration or earlier termination of the Lease.

           37.6 Review  and  Approval  of  Current  Environmental Report.

                (a) The  continued  effectiveness  of this  Lease  and the other
Facility Group Leases and the obligations of the respective "Lessor" and "Lessee" hereunder and thereunder are expressly conditioned upon Lessee and the "Lessee" under each other Facility Group Lease obtaining and approving a Phase 1 environmental assessment and survey of the Leased Property and the other Facility Group Facilities within the time and in the manner provided in this
Section 37.6 and in Section 37.6 of each other Facility Group Lease.

                (b) Accordingly, promptly upon the execution and delivery of this Lease Lessee shall, at its sole cost, cause an environmental consultant selected by Lessee and reasonably approved by Lessor to make a Phase 1 environmental assessment and survey of the Leased Property (the "Environmental Report"); provided, however, that upon the Commencement Date or any early termination of this Lease pursuant to this Section 37.6, if at all, Lessor shall reimburse (to the extent not already paid) to Lessee the lesser of (a) $3,000.00 and (b) the actual out-of-pocket costs incurred by Lessee in obtaining such Environmental Report. Following the execution and delivery of this Lease, Lessee and its approved environmental consultant shall have the right to enter the Leased Property for purposes of inspecting the same in connection with the preparation of such Environmental Report; provided, however, that no such inspections shall (x) damage the Lease Property in any respect, or (y) disturb or disrupt the business activities of the Current Operator, and all such inspections shall be conducted only after delivering to Lessor (i) prior written notice of the date, time, location, type and extent of each such inspection, and
(ii) evidence satisfactory to Lessor that adequate public liability and other insurance is available respecting such inspection and naming Lessor and the Current Operator as additional insureds. Lessor reserves the right to have its own representative present during any inspections. The provisions of Article XXIII of this Lease shall specifically apply to any and all such inspections conducted by Lessee or its consultant pursuant to this Section 37.6.

                (c) Promptly upon receipt of such  Environmental  Report (and in any case on or before June 20, 1998), Lessee shall cause Lessee's consultant at no additional charge to Lessor, to deliver to Lessor a copy of such Environmental Report. Lessee shall be deemed to have approved of the
Environmental Report, unless Lessee has delivered written notice of its reasonable disapproval thereof on or before June 26, 1998 (regardless whether Lessee has received a copy of such Environmental Report by such date); provided, however, that if (1) Lessee actually receives such Environmental Report, (2) the same recommends any so-called "Phase II" tests, (3) Lessee has, by written notice to Lessor on or before June 26, 1998 elected to conduct such Phase II testing, and (4) Lessor has approved the scope and duration of such testing, then the foregoing June 26, 1998 date shall be extended for such Phase II tests to and until July 6, 1998 and the term "Environmental Report" as used in this
Section 37.6 shall include the results of any such Phase II tests. In addition to the amount for which Lessor is responsible on account of the Environmental Report pursuant to subsection (b) above, Lessor also agrees to pay to Lessee (or reimburse Lessee for) upon the Commencement Date or any earlier termination of this Lease pursuant to this Section 37.6 the lesser of (x) $5,000.00 or (y) the actual out-of-pocket costs incurred by Lessee for such approved Phase II tests. In the event that Lessee shall reasonably disapprove of the Environmental Report within the time and in the manner provided in this Section 37.6, then Lessor shall have a period of ten (10) Business Days following Lessor's receipt of Lessee's notice of disapproval within which to investigate such disapproved matters and to notify Lessee in writing whether Lessor intends, in its sole discretion, to cure such the same without cost therefor to Lessee. In the event that Lessor so elects then, subject to the provisions of subsection (c) below, this Lease shall continue in full force and effect and Lessor shall proceed promptly and in good faith to cure any such disapproved items in accordance with all applicable Legal Requirements. Failure of Lessor to so notify Lessee of its intention to cure within said ten (10) Business Day period, however, shall be deemed Lessor's election not to cure. In the event that Lessor has elected or is deemed to have elected not to cure, Lessee shall have a period of five (5) Business Days after receipt of Lessor's notice of its election not to cure or the date Lessor is deemed to have elected not to cure within which to elect in writing to Lessor to either (A) to terminate this Lease or (B) waive the previously disapproved matter, in which case this Lease, subject to the provisions of subsection (c) below, shall continue in full force and effect. Failure of Lessee to so waive such disapproved matter within such five (5) Business Day period shall be deemed Lessee's election to terminate this Lease. Upon any such termination of this Lease pursuant to this Section 37.6, each party shall bear its own costs and fees incurred in the negotiation and preparation of this Lease and in performing its respective obligations hereunder through the date of such termination and neither party shall have any further obligation to the other hereunder except for those obligations which are intended to survive the earlier termination of this Lease prior to the Commencement Date, if any. Pending any such termination, each party shall perform its respective obligations pursuant to this Lease.

                (d) Notwithstanding anything to the contrary in this Lease, in the event that any other Facility Group Lease shall be terminated pursuant to
Section 37.6 thereof, then this Lease shall without further action of Lessor and Lessee hereunder also automatically terminate. In other words, the election or deemed election of any other "Lessee" to terminate another Facility Group Lease pursuant to Section 37.6 of such Facility Group Lease shall also be deemed to be Lessor's and Lessee's mutual election to terminate this Lease.

                                ARTICLE XXXVIII.

           38. Memorandum of Lease. Lessor and Lessee shall, promptly upon the request of either, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State. Lessee shall pay all costs and expenses of recording any such memorandum and shall fully cooperate with Lessor in removing from record any such memorandum upon the expiration or earlier termination of the Term.

                                 ARTICLE XXXIX.

           39. Sale of Assets. Notwithstanding any other provision of this Lease, Lessor shall not be required to (a) sell or transfer the Leased Property, or any portion thereof, which is a real estate asset as defined in Section 856(c)(5)(B), or functionally equivalent successor provision, of the Code, to Lessee if Lessor's counsel reasonably advises Lessor that such sale or transfer has a significant risk of being deemed a sale of property subject to the tax imposed by Section 857(b)(6), or functionally equivalent successor provision, of the Code or (b) sell or transfer the Leased Property, or any portion thereof, to Lessee if Lessor's counsel reasonably advises Lessor that such sale or transfer has a significant risk of resulting in a significant amount of non-qualifying gross income for purposes of the Ninety-Five Percent (95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision, of the Code, that would create a material risk that Lessor would be unable to satisfy the Ninety-Five Percent (95%) gross income test for the taxable year of such scheduled sale or transfer. If Lessee has the right or obligation to purchase the Leased Property pursuant to the terms herein, and if Lessor determines not to sell such Leased Property pursuant to the above sentence, then Lessee shall purchase such Leased Property, upon and subject to all applicable terms and conditions set forth in this Lease, at such time as the transaction, upon the reasonable advice of Lessor's counsel, no longer has a significant risk of (i) being deemed a sale of property (to the extent the Leased Property is a real estate asset) subject to the tax imposed by Section 857(b)(6), or functionally equivalent successor provision, of the Code, or (ii) resulting in a significant amount of non-qualifying gross income for purposes of the Ninety-Five Percent (95%) gross income test contained in Section 856(c)(2), or functionally equivalent successor provision of the Code, that would create a material risk that Lessor would be unable to satisfy the Ninety-Five Percent (95%) gross income test for the taxable year of such scheduled sale or transfer, and until such time Lessee shall lease the Leased Property and all Capital Additions from Lessor at the lesser of (A) the then Fair Market Rental and (B) the sum of the monthly Minimum Rent and Additional Rent in effect immediately prior to the date Lessee has the right or becomes obligated to purchase the Leased Property pursuant to this Lease; provided, however, that (x) there shall be no further increase in the applicable purchase price for the Leased Property by reason of any such delay and (y) during any such lease period to and until Lessee purchases the Leased Property, Lessee shall be relieved of all operating covenants and liabilities under this Lease, including all maintenance, repair and/or reconstruction obligations; provided further, however, that at all times during such period Lessee shall remain responsible for its obligations pursuant to Articles XXIII or XXXVIII of this Lease. Notwithstanding anything to the contrary in this Article XXXIX, Lessor agrees that the foregoing provisions shall not delay or otherwise postpone any sale of the Leased Property to Lessee (to the extent Lessee shall be entitled or required to purchase the same) so long as Lessor or any Affiliate of Lessor has not sold (and is not required to sell) any other property to Lessee or any Affiliate of Lessee (including pursuant to any other Facility Group Lease) during the calendar year in which Lessee is required or entitled to purchase the Leased Property under this Lease.

                                   ARTICLE XL.

                             [INTENTIONALLY DELETED]

                                  ARTICLE XLI.

           41. Authority. If Lessee is a corporation, trust, or partnership, Lessee, and each individual executing this Lease on behalf of Lessee, represent and warrant that each is duly authorized to execute and deliver this Lease on behalf of Lessee and shall concurrently with the execution of this Lease deliver to Lessor evidence of such authority satisfactory to Lessor.

                                  ARTICLE XLII.

           42. Attorneys' Fees. If Lessor or Lessee brings an action or other proceeding (including an arbitration pursuant to Article XLIV) against the other to enforce any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Lease, or by reason of any breach or default hereunder or thereunder, the party prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its costs and reasonable attorneys' fees incurred therein.

                                 ARTICLE XLIII.

           43. Brokers. Lessee warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessee shall indemnify, protect, hold harmless and defend Lessor from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessee. Lessor warrants that it has not had any contact or dealings with any Person or real estate broker which would give rise to the payment of any fee or brokerage commission in connection with this Lease, and Lessor shall indemnify, protect, hold harmless and defend Lessee from and against any liability with respect to any fee or brokerage commission arising out of any act or omission of Lessor.

                                  ARTICLE XLIV.

           44.  Submission to Arbitration.

                44.1 Except as provided in Section 44.2 below, any controversy, dispute or claim of whatsoever nature arising out of, in connection with, or in relation to the interpretation, performance or breach of this Lease, including any claim based on contract, tort or statute, shall be determined by final and binding, confidential arbitration in accordance with the then current CPR Institute for Dispute Resolution Rules for Non-Administered Arbitration of Business Disputes ("CPR"), by a sole arbitrator selected from among the CPR Panel of Distinguished Neutrals; provided, however, that if the CPR (or any successor organization thereto) no longer exists, then such arbitration shall be administered by the American Arbitration Association ("AAA") in accordance with its then-existing Commercial Arbitration Rules, and the sole arbitrator shall be selected in accordance with such AAA rules. Any arbitration hereunder shall be governed by the United States Arbitration Act, 9 U.S.C. 1-16 (or any successor legislation thereto), and judgment upon the award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof. Neither Lessor, Lessee nor the arbitrator shall disclose the existence, content or results of any arbitration hereunder without the prior written consent of all parties; provided, however, that either party may disclose the existence, content or results of any such arbitration to its partners, officers, directors, employees, agents, attorneys and accountants and to any other Person to whom disclosure is required by applicable Legal Requirements, including pursuant to an order of a court of competent jurisdiction. Unless otherwise agreed by the parties, any arbitration hereunder shall be held at a neutral location selected by the arbitrator in the major metropolitan area in the State closest in proximity to the Leased Property. The cost of the arbitrator and the expenses relating to the arbitration (exclusive of legal fees) shall be borne equally by Lessor and Lessee unless otherwise specified in the award of the arbitrator. Such fees and costs paid or payable to the arbitrator shall be included in "costs and reasonable attorneys' fees" for purposes of Article XLII and the arbitrator shall specifically have the power to award to the prevailing party pursuant to such Article XLII such party's costs and expenses incurred in such arbitration, including fees and costs paid to the arbitrator.

                44.2 The provisions of this Article XLIV shall not apply to:

                     (a) Any unlawful detainer or other similar summary or expedited proceeding for ejectment or recovery of possession of the Leased Property and Capital Additions instituted by Lessor in accordance with applicable Legal Requirements as the result of an Event of Default or alleged Event of Default by Lessee pursuant to this Lease. In addition, if permitted by applicable Legal Requirements, Lessor shall be entitled in connection with any such proceeding to seek any damages to which it is entitled at law, including those set forth in Article XVI.

                     (b)  Any   specific   controversy,    dispute,
question or issue as to which this Lease specifically provides another method of determining such controversy, dispute, question or issue and provides that a determination pursuant to such method is final and binding, unless both Lessor and Lessee agree in writing to waive such procedure and proceed instead pursuant to this Article XLIV.

                     (c) Any request or application for an order or decree granting any provisional or ancillary remedy (such as a temporary restraining order or injunction) with respect to any right or obligation of either party to this Lease, and any preliminary determination of the underlying controversy, dispute, question or issue as is required to determine whether or not to grant such relief. A final and binding determination of such underlying controversy, dispute, question or issue shall be made by an arbitration conducted pursuant to this Article XLIV after an appropriate transfer or reference to the arbitrator selected pursuant to this Article XLIV upon motion or application of either party hereto. Any ancillary or provisional relief which is granted pursuant to this clause (c) shall continue in effect pending an arbitration determination and entry of judgment thereon pursuant to this Article XLIV.

                                  ARTICLE XLV.

           45.  Miscellaneous

                45.1 Survival. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities and indemnities of, Lessee or Lessor arising prior to the expiration or earlier termination of the Term shall survive such expiration or termination. In addition, all claims against, and all liabilities and indemnities hereunder of Lessee shall continue in full force and effect and in favor of the Lessor named herein and its successors and assigns, notwithstanding any conveyance of the Leased Property to Lessee.

                45.2 Severability. If any term or provision of this Lease or any application thereof shall be held invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby.

                45.3 Non-Recourse. Lessee specifically agrees to look solely to the Leased Property and any other Facility Group Facility owned by Lessor and covered by any other Facility Group Lease for recovery of any judgment from Lessor; provided, however, that if Lessor's aggregate equity in the Leased Property together with the other Facility Group Facilities owned by Lessor is less than $3 Million, then other assets of Lessor shall be available to satisfy any judgment against Lessor as provided herein, but only to the extent of the difference between (i) the then sum of Lessor's equity in the Leased Property and each such other Facility Group Facility and (ii) $3 Million; and provided further, however, that all assets of Lessor shall be available to satisfy any judgment against Lessor hereunder on account of any failure of Lessor to fund an approved Capital Project up to the maximum amount required to be funded by Lessor on account thereof pursuant to Section 10.3. It is specifically agreed, however, that no constituent partner in Lessor or officer, director or employee of Lessor shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Lessee. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor, or any action not involving the personal liability of Lessor.

                45.4 Licenses. Upon the expiration or earlier termination of the Term, Lessee shall operate in good faith and use commercially reasonable efforts to transfer to Lessor or Lessor's nominee a fully operational Facility and shall cooperate with Lessor or Lessor's designee or nominee in connection with the preparation and processing by Lessor or Lessor's designee or nominee of any applications for all licenses, operating permits and other governmental authorization, and in the transaction of all contracts, including contracts with governmental or quasi-governmental entities, business records, data, patient and resident records, and patient and resident trust accounts, which may be reasonably requested by Lessor for the orderly transition of operations of the Facility; provided that the costs and expenses of any such transfer or the preparation and processing of any such application shall be paid by Lessor or Lessor's designee or nominee. Lessee shall not intentionally or in bad faith commit any act or be remiss in the undertaking of any act that would jeopardize the licensure or certification of the Facility, and Lessee shall comply with all commercially reasonable requests for an orderly transfer of the same upon the expiration or early termination of the Term. In addition, upon request, Lessee shall promptly deliver copies of all non-proprietary books and records (other than personnel evaluations) relating to the Leased Property and all Capital Additions and operations thereon to Lessor or Lessor's designee or nominee, as the case may be (it being understood that Lessee may keep copies of all such books and records for its own files).

                45.5 Successors and Assigns. This Lease shall be binding upon Lessor and its successors and assigns and, subject to the provisions of Article XXIV, upon Lessee and its successors and assigns.

                45.6 Termination Date. If this Lease is terminated by Lessor or Lessee under any provision hereof, and upon the expiration of the Term (collectively, the "termination date"), the following shall pertain:

                     (a) Lessee shall vacate and surrender the Leased Property, Lessee's Personal Property (other than Lessee's Removable Personal Property) and all Capital Additions to Lessor in the condition required by Section 9.1.4. Prior to such vacation and surrender, Lessee shall remove any items which Lessee is permitted or required to remove hereunder. Lessee shall, at Lessee's cost, repair any damage to the Leased Property, Lessee's Personal Property and any Capital Additions caused by such vacation and/or removal of any items which Lessee is required or permitted hereunder to remove. Any items which Lessee is permitted to remove but fails to remove prior to the surrender to Lessor of the Leased Property, Lessee's Personal Property and any Capital Additions shall be deemed abandoned by Lessee, and Lessor may retain or dispose of the same as Lessor sees fit without claim by Lessee thereto or to any proceeds thereof. If Lessor elects to remove and dispose of any such items abandoned by Lessee, the cost of such removal and disposal shall be an Additional Charge payable by Lessee to Lessor upon demand. Lessee shall pay all amounts payable by it through the termination date and any costs charged pursuant to the immediately preceding sentence, each of the parties shall bear their own costs and fees incurred (including all costs incurred in performing their respective obligations hereunder) through the termination date and from and after the termination date neither party shall have any further obligations to the other, except for those obligations set forth in this subsection (a), those obligations hereunder which are intended to survive the expiration or earlier termination of this Lease and those specific obligations set forth in subsection (b) below.

                     (b)  Notwithstanding  the provisions of clause
(i), upon any such termination or expiration of this Lease, the following shall pertain:

                          (i)  Lessee shall  remain  liable for the
cost of all utilities used in or at the Leased Property and any Capital Additions through the termination date and accrued and unpaid, whether or not then billed, as of the termination date until full payment thereof by Lessee. Lessee shall obtain directly from the companies providing such services closing statements for all services rendered through the termination date and shall promptly pay the same. If any utility statement with respect to the Leased Property and any Capital Additions includes charges for a period partially prior to and partially subsequent to the termination date, such charges shall be prorated as between Lessor and Lessee, with Lessee responsible for the portion thereof (based upon a fraction the numerator of which is the number of days of service on such statement through the termination date and the denominator of which is the total number of days of service on such statement) through the termination date and Lessor shall be responsible for the balance. The party receiving any such statement which requires proration hereunder shall promptly pay such statement and the other party shall, within ten (10) days after receipt of a copy of such statement, remit to the party paying the statement any amount for which such other party is responsible hereunder.

                          (ii) Lessee shall remain  responsible  to
the extent required under Article IV for any and all Impositions imposed against the Leased Property, the Personal Property and any Capital Additions with a lien date prior to the termination date (irrespective of the date of billing therefor) and for its pro rata share of any Impositions imposed in respect of the tax-fiscal period during which the Term terminates as provided in Section 4.1.7, and Lessee shall indemnify and hold Lessor harmless with respect to any claims for such Impositions or resulting from nonpayment thereof.

                          (iii)Lessee   shall   (y)   execute   all
documents and take any actions reasonably necessary to (1) cause the transfer of all of Lessee's Personal Property (other than Lessee's Removable Personal Property) and any Capital Additions not owned by Lessor to Lessor, in each case free of any encumbrance, as provided in Section 6.3 and (2) remove this Lease and/or any memorandum hereof as a matter affecting title to the Leased Property as provided in Article XXXVIII and (z) comply with its covenants set forth in
Section 45.4.

                          (iv) Lessee  shall  continue  to  observe
the covenants of Lessee set forth in Sections 7.4.1 and 7.4.2 and any other covenant or agreement of Lessee in this Lease which is intended to survive the expiration or sooner termination of this Lease.

                45.7 Governing Law. THIS LEASE (AND ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                45.8 Waiver of Trial by Jury. EACH OF LESSOR AND LESSEE ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTION OF THE UNITED STATES AND THE STATE. EACH OF LESSOR AND LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR (ii) IN ANY MANNER CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF LESSOR AND LESSEE WITH RESPECT TO THIS LEASE (OR ANY AGREEMENT FORMED PURSUANT TO THE TERMS HEREOF) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREINAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; EACH OF LESSOR AND LESSEE HEREBY AGREES AND CONSENTS THAT, SUBJECT TO ARTICLE XLIV, ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS CONCLUSIVE EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

           LESSOR'S INITIALS:  _______

           LESSEE'S INITIALS:  _______

                45.9 Lessee's Equitable Remedies. In the event that Lessee claims or asserts that Lessor has violated or failed to perform a covenant of Lessor not to unreasonably withhold or delay Lessor's consent or approval hereunder, or in any case where Lessor's reasonableness in exercising its judgment is in issue, Lessee's sole remedy shall be an action for specific performance, declaratory judgment or injunction, and (a) in no event shall Lessee be entitled to any monetary damages for a breach of such covenant, and
(b) Lessee hereby specifically waives the right to any monetary damages or other remedies in connection with any such claim or assertion; provided, however, that if Lessee shall establish in a court of competent jurisdiction that Lessor has acted maliciously or in bad faith in withholding its consent in any instance where Lessor has agreed hereunder not to unreasonably delay or withhold its consent, then the foregoing limitations shall not apply and Lessee shall be entitled to seek any remedies available at law or in equity by reason of Lessor's actions.

                45.10 Entire Agreement. This Lease and the Exhibits hereto and thereto and such other documents as are contemplated hereunder or thereunder, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties. Lessor and Lessee hereby agree that all prior or contemporaneous oral understandings, agreements or negotiations relative to the leasing of the Leased Property are merged into and revoked by this Lease.

                45.11 Headings. All titles and headings to sections,subsections, paragraphs or other divisions of this Lease are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other contents of such sections, subsections, paragraphs or other divisions, such other content being controlling as to the agreement among the parties hereto.

                45.12 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.

                45.13J oint and Several. If more than one Person is the Lessee under this Lease, the liability of such Persons under this Lease shall be joint and several.

                45.14 Interpretation. Both Lessor and Lessee have been represented by counsel and this Lease and every provision hereof has been freely and fairly negotiated. Consequently, all provisions of this Lease shall be interpreted according to their fair meaning and shall not be strictly construed against any party.

                45.15 Time of Essence. Time is of the essence of this Lease and each provision hereof in which time of performance is established.

                45.16 Force Majeure. In the event that either Lessor or Lessee is delayed in performing its respective obligations pursuant to this Lease by any cause beyond the reasonable control of the party required to perform such obligation, the time period for performing such obligation shall be extended by a period of time equal to the period of the delay. For purposes of this Lease:

                     (a) A cause shall be beyond the reasonable control of a party to this Lease when such cause would affect any person similarly situated (such as power outage, labor strike, Act of God or trucker's strike) but shall not be beyond the reasonable control of such party when peculiar to such party (such as financial inability or failure to order long lead time material sufficiently in advance).

                     (b)  This  Section  shall  not  apply  to  any
obligation  to  pay  money  or  otherwise   perform  any  financial
obligation hereunder.

                     (c) In the event of any occurrence which a party believes constitutes a cause beyond the reasonable control of such party and which will delay any performance by such party, such party shall promptly in writing notify the other party of the occurrence and nature of such cause, the anticipated period of delay and the steps being taken by such party to mitigate the effects of such delay. Failure to give such notice promptly, shall deem such occurrence or event not to be a cause beyond the reasonable control of such party.

                45.17 Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

                                  ARTICLE XLVI.

           46. Delays in Delivery of Possession. Lessee acknowledges that (i) the Leased Property is currently occupied and operated as a long-term skilled nursing care facility by a subsidiary of either Vencor, Inc., Beverly Enterprises, Inc. or Hunter Care, Inc. (or a subsidiary of any of the foregoing) (the "Current Operator") pursuant to the terms of a written lease between Current Operator and Lessor (the "Old Lease") and (ii) Lessor's ability to tender delivery of possession of and/or Lessee's ability to obtain possession of the Leased Property is conditioned upon Current Operator's surrender of the Leased Property, which is expected to occur upon satisfaction of the last of the conditions to the continued effectiveness of this Lease pursuant to Article XLVII below. The target Commencement Date is August 1, 1998; provided, however, that if the Commencement Date shall not have occurred on or before the target Commencement Date, this Lease shall not be void or voidable, nor shall Lessor be liable for any loss or damage resulting therefrom. Instead this Lease shall continue in full force and effect to and until occurrence of the Commencement Date, unless earlier terminated as herein provided.

                                 ARTICLE XLVII.

           47. Additional Conditions to Continued Effectiveness of Lease. In addition to the provisions of Section 37.6 above, the continued effectiveness of this Lease and the obligations of Lessor and Lessee hereunder are expressly conditioned upon Lessee's ability to obtain all licenses, permits, accreditations, authorizations and certifications from all governmental or quasi-governmental authorities, agencies, departments or otherwise which are required for the operation of the Facility for its Primary Intended Use, including any certificate of need and any accreditations or certifications from Medicare and/or Medicaid (collectively, the "Required Approvals"). Promptly upon execution and delivery of this Lease, Lessee shall cooperate with Current Operator (to the extent applicable) and shall make application for and shall thereafter operate in good faith and use commercially reasonable efforts to diligently pursue and obtain all such Required Approvals. Lessor hereby agrees that it will also cooperate with Lessee in connection with the obtaining such Required Approvals as reasonably requested by Lessee, but without requirement that Lessor incur any out-of-pocket costs or assume and obligations (financial or otherwise). Notwithstanding the Current Operator's apparent willingness to cooperate with Lessee's efforts to obtain the Required Approvals and in effecting a smooth transition of the operations of the Facility to Lessee, there can be no assurances that the Current Operator will in fact cooperate and/or continue to cooperate, and no such non-cooperation or cessation of cooperation by the Current Operator shall relieve Lessee from its obligation to operate in good faith and use commercially reasonable efforts to obtain the same. Promptly upon satisfaction of the condition described in this paragraph (i.e., obtaining all such Required Approvals), Lessee shall notify Lessor of the same.

           In the event that (a) such condition is not satisfied on or before December 15, 1998 (the "Adios Date"), or (b) Lessor reasonably determines in good faith any time after the date of this Lease that Lessee is not operating in good faith and using its commercially reasonable efforts to obtain such Required Approvals on or before the Adios Date, then Lessor shall have the right and option to terminate this Lease. Such option shall be exercised by Lessor, if at all, at any time after the Adios Date or the date Lessor makes the determination set forth in clause (b) above, and prior to the date Lessee receives the Required Approvals. In addition, if after operating in good faith and using commercially reasonable efforts, Lessee has been unable to obtain the Required Approvals on or before the Adios Date and Lessor has not previously elected to terminate this Lease as provided above, then at any time after the Adios Date and prior to receipt of such Required Approvals, Lessee shall also have the option to terminate this Lease by written notice to Lessor. Upon any termination of this Lease pursuant to this Article XLVII, each party shall bear its own costs and fees incurred in the negotiation and preparation of this Lease and in performing its respective obligations hereunder through the date of such termination and neither party shall have any further obligation to the other hereunder except for those obligations which are intended to survive the earlier termination of this Lease prior to the Commencement Date, if any. Pending any such termination, each party shall perform its respective obligations pursuant to this Lease.

                                 ARTICLE XLVIII.

           48. Representations by the Parties. As of the date of hereof, Lessor and Lessee hereby represent and warrant to the other, as applicable, as follows:

                48.1 By Both Lessor and Lessee.

                     (a) Such party is duly organized, validly existing and, to the extent applicable, in good standing under the laws of its state of organization/formation, is qualified to do business and, to the extent applicable, in good standing in the State and has full power, authority and legal right to execute and deliver and to perform and observe the provisions of this Lease to be observed and/or performed by such party hereunder.

                     (b) This Lease has been duly authorized, executed and delivered by such party, and constitutes and will constitute the valid and binding obligations of such party enforceable against such party in accordance with their respective terms.

                     (c) Such party is solvent, has timely and accurately filed all tax returns required to be filed by such party, and is not in default in the payment of any taxes levied or assessed against such party or any of its assets, or subject to any judgment, order, decree, rule or regulation of any Governmental Authority which would, in each case or in the aggregate, adversely affect its condition, financial or otherwise, or its prospects or the Leased Property.

                     (d) Except for the Required Approvals to use and operate the Facility for its Primary Intended Use, no other consent, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority is required for the due execution and delivery of this Lease, or for the performance by or the validity or enforceability of this Lease against such party.

                     (e) The execution and delivery of this Lease and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal Requirement applicable to such party now in effect; (B) the organizational or charter documents of such party;
           (C) any judgment, order or decree of any Governmental Authority binding upon such party; or (D) any agreement or instrument to which such party is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of such party.

                48.2 By Lessor Only.

                     (a) To the best knowledge of Lessor, the Leased Property is free and clear of all liens and other encumbrances other than the Permitted Exceptions. There are no current Facility Mortgages encumbering the Leased Property.

                     (b) To the actual knowledge of Lessor, there are no actions, proceedings or investigations, including Condemnation proceedings pending or threatened, against or affecting the Leased Property.

                     (c) Lessor has furnished to Lessee true and correct copies of those financial and other operating statements relating to the Leased Property, including cost reports, which were supplied by the Current Operator to Lessor and which Lessor, in its reasonable judgment, has deemed to be relevant for Lessee's purposes.

                     (d) To the actual knowledge of Lessor, the Facility is not subject to any hold on admissions or other similar sanction imposed by any applicable Governmental Authority.

           As used herein, the term "actual knowledge of Lessor" shall mean the present actual knowledge of any senior officer of HCPI, without investigation and without the duty to conduct any investigation.

                                  ARTICLE XLIX.

           49. Renegotiation/Early Termination. In connection with Guarantor's initial due diligence and economic feasibility studies of the Facility and the other Facility Group Facilities, Lessor or its Affiliate(s) obtained and delivered to Guarantor and/or its Affiliate(s) certain financial information prepared by the Current Operator and/or its Affiliate(s) respecting the historical operating revenues and expenses of the Facility and the other Facility Group Facilities (collectively, the "Historical Operating Information"). Based upon such Historical Operating Information, Lessee and its Affiliate(s) prepared proforma financial projections and models concerning the Facility (the "Projected Facility Results") and the other Facility Group Facilities (collectively, the "Projected Group Results"). Accordingly, Lessor and Lessee agree that if, at anytime after the date hereof through June 30, 1999, it is discovered that either (a) the Historical Operating Information was materially inaccurate, that as a direct result thereof the Projected Group Results were materially overstated, and that, when taken as a whole, the results of operations from the Facility and the other Facility Group Facilities are materially less than that expected in the Projected Group Results or (b) the Historical Operating Information specifically relating to the Facility was materially inaccurate, that as a direct result thereof the Projected Facility Results and Projected Group Results were both materially overstated, and that the results of operation from the Facility in and of itself has had a material adverse effect on the results of operation from all of the Facility Group Facilities and has caused the same to be materially less than that expected in the Projected Group Results, then in either such event Lessee may so notify Lessor of the same along with Lessee's desire to renegotiate the Minimum Rent and Special Additional Rent payable under this Lease during the Term (but specifically excluding any right to renegotiate Additional Rent payable under this Lease or any component or variable thereof, including Base Gross Revenues or Incremental Revenues). It is specifically agreed, however, that Lessor shall be under no obligation whatsoever to renegotiate the Minimum Rent or Special Additional Rent to be so paid hereunder. In the event that Lessee shall be entitled to and so shall notify Lessor of its desire to renegotiate the same on or before June 30, 1999, and Lessor and Lessee are unable to mutually agree upon the Rent to be so paid under this Lease within thirty (30) days after Lessor's receipt of Lessee notice (the "Outside Renegotiation Date"), then Lessee may at anytime after the Outside Renegotiation Date and prior to the parties reaching agreement on the same, if at all, terminate this Lease by written notice to Lessor. In such event, this Lease shall terminate 180 days following Lessor's receipt of Lessee's notice of termination. Notwithstanding anything to the contrary in this Lease, in the event that any other Facility Group Lease shall be terminated pursuant to clause (a) of Section 49 thereof (but not clause (b)), then this Lease shall without further action of Lessor and Lessee hereunder also automatically terminate. In other words, the election or deemed election of any other "Lessee" to terminate another Facility Group Lease pursuant to clause (a) of Section 49 of such Facility Group Lease shall also be deemed to be Lessor's and Lessee's mutual election to terminate this Lease.

                                   ARTICLE L.

           50. Minimum Rent and Special Additional Rent Reallocation. Notwithstanding anything to the contrary in this Lease, if any one (1) or more Facility Group Lease(s) is/are terminated for any reason whatsoever prior to the expiration of the stated Term (including by reason of damage, destruction, Condemnation, failure of condition, default or any other reason) (each, a "Terminating Facility Group Lease") and this Lease is not also terminated concurrently therewith, then the monthly Minimum Rent and Special Additional Rent payable hereunder shall be adjusted in accordance with the following provisions:

                (a) First, Lessor shall determine the total monthly Minimum Rent ("Total Monthly Minimum Rent") under all remaining Facility Group Leases (i.e., excluding any Terminating Facility Group Leases) at the then current rate.

                (b) Second, Lessor shall determine the "Rent Reallocation Share" for each remaining Facility Group Lease (i.e., excluding any Terminating Facility Group Lease) by dividing the Total Monthly Minimum Rent (i.e., as the denominator) into the monthly Minimum Rent at the then current rate for each such Facility Group Lease (i.e., as the numerator).

                (c) Third, Lessor shall determine the "Minimum Rent Reallocation Amount" for each Terminating Facility Group Lease by multiplying (i) the monthly Minimum Rent at the rate in effect under such Terminating Facility Group Lease immediately prior to termination thereof, times (ii) the percentage (positive or negative) set forth as the "Rent Adjustment Percentage" on Exhibit F attached hereto. Similarly, Lessor shall determine the "Special Additional Rent Reallocation Amount(s)" for each payment of Special Additional Rent then unpaid under each Terminating Facility Group Lease by multiplying (A) each such payment of Special Additional Rent then unpaid, times (B) such "Rent Adjustment Percentage." If the Rent Adjustment Percentage is stated to be a negative (-) percentage, then the Minimum Rent Reallocation Amount and Special Additional Rent Reallocation Amount(s) resulting from the foregoing calculations shall also be stated as negative amount(s). If the Rent Adjustment Percentage is stated to be a positive (+) percentage, then the Minimum Rent Reallocation Amount and Special Additional Rent Reallocation Amount(s) resulting from the foregoing calculations shall also be stated as a positive amount(s).

                (e) Fourth, Lessor shall determine the "Minimum Rent Adjustment Amount" and the "Special Additional Rent Adjustment Amount(s)" for each remaining Facility Group Lease by multiplying the Minimum Rent Reallocation Amount and Special Additional Rent Reallocation Amount(s) (whether positive or negative), respectively, by the Rent Reallocation Share for each such remaining Facility Group Lease as determined pursuant to clause (a) above.

                (f) Finally, effective on the date of termination of any Terminating Facility Group Lease, the monthly Minimum Rent and Special Additional Rent(s) payable hereunder shall be adjusted by the Minimum Rent Adjustment Amount and the Special Additional Rent Adjustment Amount(s)
      applicable to this Lease (each, an "Adjustment Amount"). Provided, however, that if the applicable Adjustment Amounts shall not have been determined as of the termination date of any Terminating Facility Group Lease, then Lessee shall continue to pay monthly Minimum Rent and Special Additional Rent at the last applicable rate until Lessee receives Lessor's written notice as to the Adjustment Amounts. If such Adjustment Amounts are positive, then within ten (10) days after Lessee's receipt of Lessor's notice, Lessee shall pay to Lessor an amount equal to the new monthly Minimum Rent times the number of months from the date of termination of such Terminating Facility Group Lease(s) to the date of receipt of Lessor's notice and the total amount of any such Special Additional Rent then due, in each case less the aggregate amount paid by Lessee on account thereof for the same period. If such Adjustment Amounts are negative, the amount of excess Rent paid by Lessee on account of such monthly Minimum Rent and Special Additional Rent shall be credited against the next amounts coming due on account of monthly Minimum Rent hereunder. Thereafter, Lessee shall pay monthly Minimum Rent and any such Special Additional Rent at the new rate(s) set forth in Lessor's notice.

By way of illustration only, attached hereto as Exhibit H are two examples of the calculation of the Minimum Rent Adjustment Amounts pursuant to this Article L in the event of a termination of any other Facility Group Lease.

                                   ARTICLE LI.

           51.  Pre-Commencement Provisions.

                51.1 Pre-Commencement Term. The Term of this Lease consists of the aggregate of the Pre-Commencement Term, the Fixed Term and the Extended Terms, if any, unless sooner terminated pursuant to any provisions of this Lease. The "Pre-Commencement Term" shall be the period from the date of execution and delivery hereof to and until the Commencement Date. During the Pre-Commencement Term, the sole obligations of Lessor and Lessee pursuant to this Lease shall be as set forth in Section 37.6 above, Articles XLVI, XLVII and XLVIII above, and this Article LI; provided, however, that at all times from and after the execution and delivery of this Lease, the applicable provisions of Articles I, II, V, VI, XI, XVI, XVII, XVIII, XXIV, XXI, XXVII, XXVIII, XXXI, XXXIII, XXXV, XXXVI, XXXIX, XLI, XLII, XLIII, XLIV, XLV and Sections 7.1, 7.4 and 23(iii) of this Lease shall at all times be in full force and effect and shall apply to Lessor and Lessee.

                51.2  Pre-Commencement  Rent Date. Lessor and Lessee acknowledge and agree that prior to the Commencement Date Lessee may take possession and commence use and occupancy of the Leased Property prior to receipt of the Required Approvals either as manager, sublessee or otherwise pursuant to any agreement concerning such matters as may be agreed upon by the Current Operator and Lessee. In such event, the date that Lessee shall so take possession or commence the management or operation of the Leased Property for any reason by or through the Current Operator shall be referred to herein as the "Pre-Commencement Rent Date." From and after the Pre-Commencement Rent Date, if at all, through the Commencement Date, the following shall apply:

                     (a) Lessee shall pay to Lessor in lawful money of the United States of America, without offset or deduction, the Pre-Commencement Rent (as hereinafter defined). As used herein, the term "Pre-Commencement Rent" shall mean an amount equal the positive difference, if any, between the Rent which would have been payable by Lessee under this Lease assuming that the Commencement Date had occurred on the Pre-Commencement Rent Date and the total rent payable by the Current Operator to or for the benefit of Lessor during such period. Such Pre-Commencement Rent shall be prorated as to any partial calendar month at the beginning of the Term. If the total rent payable by the Current Operator to Lessor is more than the Rent which would have been payable by Lessee under this Lease assuming the Commencement Date had occurred on the Pre-Commencement Date, then such excess payment by such current operator shall be accrued and carried forward and provided by Lessor to Lessee as a credit towards Lessee's Minimum Rent obligations under this Lease on and as of the Commencement Date. Payments of Pre-Commencement Rent shall be paid in advance on or before the first day of each calendar month and shall be made via wire transfer to an account as Lessor may from time to time designate in writing.

                     (b)   Lessee  shall   maintain  the  insurance
specified in accordance with Sections 13.1.5 and 13.1.6.

                     (c) Article XXIII shall apply at all times during such period.






                            [Signature Page Follows]

           IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

           "Lessor"                            "Lessee"

HEALTH CARE PROPERTY INVESTORS,      CENTENNIAL HEALTHCARE INVESTMENT
INC., a Maryland corporation         CORPORATION, a Georgia
                                     corporation
By:/s/ Arthur G. Sundby

Its: Vice President                  By: /s/ Alan C. Dahl

                                     Its: Vice President

                                       A-1
                                    EXHIBIT A


                          LEGAL DESCRIPTION OF THE LAND




                       THIS EXHIBIT INTENTIONALLY OMITTED

                                       B-1
                                    EXHIBIT B


                           LESSOR'S PERSONAL PROPERTY

           All machinery, equipment, furniture, furnishings, moveable walls or partitions, computers or trade fixtures or other tangible personal property in, on or about the Facility on and as of the Commencement Date and owned by Lessor, excluding items, if any, included within the definition of Fixtures.

                                       C-2
                                    EXHIBIT C


                           FORM OF AMENDMENT TO LEASE


           This First Amendment to Lease ("Amendment") is dated as of _________________, 1998 by and between HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation "Lessor"), and CENTENNIAL HEALTHCARE INVESTMENT CORPORATION, a Georgia corporation ("Lessee").

                                    RECITALS

           A.  Lessor and Lessee  entered  into a Lease dated as of
June      15,      1998      (the       "Lease")       for      the
__________________________________________   facility   located  in
----------------------------------------.

           B. Lessor and Lessee desire to memorialize their understanding regarding certain provisions of the Lease.

                                    AGREEMENT

           Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

           1.   The Commencement Date of the Lease is_____________;

           2. The first Lease Year for the Lease commences on ____________, 199__ and ends on ____________, 199__;

           Except as amended above, the Lease between Lessor and Lessee shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.



                            [Signature Page Follows]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

           "Lessor"                            "Lessee"

HEALTH CARE PROPERTY INVESTORS,      CENTENNIAL HEALTHCARE INVESTMENT
INC., a Maryland corporation         CORPORATION, a Georgia
                                     corporation
By:

Its:                                 By:

                                     Its:


      The undersigned Guarantor hereby consents to this Amendment and reaffirms to Lessor that its obligations under the Guaranty dated as of June 15, 1998, remain in full force and effect with respect to the Lease as amended hereby.


                                     CENTENNIAL HEALTHCARE
                                     CORPORATION, a Delaware
                                     corporation


                                     By:

                                     Its:

                                       C-1
                                    EXHIBIT D

                                 EXISTING LEASES

      The following leases (as the same may be further amended, modified or supplemented from time to time in accordance with the respective terms thereof) shall be "Existing Leases" for purposes of this Lease:


1. Operating Lease dated as of March 28, 1991 between HCPI, as lessor, and Cardinal of Indiana, Inc., a Kentucky corporation ("Cardinal"), as the original lessee, as amended by that certain Amendment to Operating Lease made and effective November 1, 1993, that certain Second Amendment to Operating Lease made and effective as of April 1, 1994 and that certain Third Amendment to Operating Lease made and effective as of March 31, 1995. On November 1, 1993, Cardinal assigned its lessee/tenant interests under such Lease to Transitional Health Partners d/b/a Transitional Health Services, a Delaware general partnership ("THS") pursuant to a Lease Assignment, Consent and Release, which is recorded as Instrument No. 93-2187 in Misc. Book 94, Pages 326-333, with the Register of Deeds of Pike County, Indiana.

2. Operating Lease dated as of August 8, 1990 between HCPI, as lessor, and HRO Acquisition Corporation, a Kentucky corporation ("HRO"), as the original lessee, as amended by that certain Amendment to Operating Lease made and effective November 1, 1993, that certain Second Amendment to Operating Lease made and effective as of April 1, 1994 and that certain Third Amendment to Operating Lease made and effective as of March 31, 1995. On November 1, 1993, HRO assigned its lessee/tenant interests under such Lease to THS pursuant to a Lease Assignment, Consent and Release, which is recorded as Instrument No. 93-19199 with the Register of Deeds of La Porte County, Indiana.

3. Operating Lease dated as of March 28, 1991 between HCPI, as lessor, and Cardinal, as the original lessee, as amended by that certain Amendment to Operating Lease made and effective November 1, 1993, that certain Second Amendment to Operating Lease made and effective as of April 1, 1994 and that certain Third Amendment to Operating Lease made and effective as of March 31, 1995. On November 1, 1993, Cardinal assigned its lessee/tenant interests under such Lease to THS pursuant to a Lease Assignment, Consent and Release, which is recorded as Instrument No. 93-11-0923 with the Register of Deeds of Kosciusko County, Indiana.

4. Operating Lease dated as of August 8, 1990 between HCPI, as lessor, and HRO, as the original lessee, as amended by that certain Amendment to Operating Lease made and effective November 1, 1993, that certain Second Amendment to Operating Lease made and effective as of April 1, 1994, that certain Third Amendment to Operating Lease made and effective as of June 29, 1994, that certain Fourth Amendment to Operating Lease made and effective March 31, 1995 and that certain Fifth Amendment to Operating Lease made and effective July 10, 1995. On November 1, 1993, HRO assigned its lessee/tenant interests under such Lease to THS pursuant to a Lease Assignment, Consent and Release, which is recorded as Instrument No. 18089 in Misc. Drawer 25, with the Register of Deeds of Clark County, Indiana.

5. Operating Lease dated as of March 28, 1991 between HCPI, as lessor, and Cardinal, as the original lessee, as amended by that certain Amendment to Operating Lease made and effective November 1, 1993, that certain Second Amendment to Operating Lease made and effective as of April 1, 1994 and that certain Third Amendment to Operating Lease made and effective as of March 31, 1995. On November 1, 1993, Cardinal assigned its lessee/tenant interests under such Lease to the Lessee pursuant to a Lease Assignment, Consent and Release, which is recorded as Instrument No. 174875 in Book 92, Page 118, with the Register of Deeds of Dubois County, Indiana.

6. Operating Lease dated as of March 28, 1991 between HCPI, as lessor, and Cardinal, as the original lessee, as amended by that certain Amendment to Operating Lease made and effective November 1, 1993, that certain Second Amendment to Operating Lease made and effective as of April 1, 1994 and that certain Third Amendment to Operating Lease made and effective as of March 31, 1995. On November 1, 1993, Cardinal assigned its lessee/tenant interests under such Lease to THS pursuant to a Lease Assignment, Consent and Release, which is recorded as Instrument No. 93080020 with the Register of Deeds of Lake County, Indiana.

7. Operating Lease dated as of June 19, 1995 between HCPI Charlotte, Inc., a Delaware corporation and an affiliate of HCPI, as lessor, and THS, as lessee.

8. Operating Lease dated as of June 19, 1995 between HCPI Knightdale, Inc., a Delaware corporation and an affiliate of HCPI, as lessor, and THS, as lessee.

                                       D-1
                                    EXHIBIT E

                             FACILITIES GROUP LEASES

Those leases, each dated as of June 15, 1998, between Lessor or an Affiliate of Lessor and Lessee or an Affiliate of Lessee, for the following facilities shall be "Facility Group Leases" for purposes of this Lease:

1.    Walnut Cove, NC;

2.    Orlando, FL;

3.    Omro, WI;

4.    Port St. Lucie, FL;

5.    Green Bay, WI;

6.    Salina, KS;

7.    Junction City, AR;

8.    Dumas, AR;

9.    Piggott, AR; and

10.   Lake City, FL.

LESSOR'S

   INITIALS

   LESSOR'S

   INITIALS

LESSEE'S
-------------------------------------------------------------------
-------------------------------------------------------------------
    INITIALS
-------------------------------------------------------------------
   LESSEE'S
-------------------------------------------------------------------
    INITIALS

                                       F-1




                                       E-1
                                    EXHIBIT F

              FIXED TERM MONTHLY MINIMUM RENT SCHEDULE

           Subject to upward adjustment pursuant to Sections 3.1.1(b) and (c) and subject further to adjustment pursuant to either Articles XLIX or L of this Lease, during the Fixed Term Lessee shall pay to Lessor as monthly "Minimum Rent," the following amounts in accordance with the following schedule:

           (a) For the period from the Commencement Date through the expiration of the first (1st) Lease Year of the Fixed Term, the sum of $12,500.00;

           (b) For the second (2nd) Lease Year of the Fixed Term, the sum of $12,847.25;

           (c) For the third (3rd) Lease Year of the Fixed Term, the sum of $13,368.08; and

           (d) For the balance of the Fixed Term, the sum of $13,809.00.


                         INITIAL MINIMUM PURCHASE PRICE

           The initial Minimum Purchase Price for the Leased Property shall be the sum of $1,747,600.00.

                             SPECIAL ADDITIONAL RENT

           Subject to Article L of this Lease, Lessee shall pay one-time payments of "Special Additional Rent" during the Fixed Term and each Extended Term, if any, the following amounts in accordance with the following schedule:

           (a)  On October 1, 2001, the sum of $1,666.66.

           (b)  On October 1, 2013, the sum of $2,500.00.

           (c)  On October 1, 2023, the sum of $3,333.33.

           E-1

                           RENT ADJUSTMENT PERCENTAGE

           The Rent Adjustment Percentage for this Lease for purposes of Article L is 34.7133 %.

           E-1
                                    EXHIBIT G

                              PERMITTED EXCEPTIONS



                       THIS EXHIBIT INTENTIONALLY OMITTED

                                       G-1
                                    EXHIBIT H

                MINIMUM RENT REALLOCATION EXAMPLE(S)



                       THIS EXHIBIT INTENTIONALLY OMITTED

Centennial HealthCare Investment Corporation has entered into lease Lease Agreements substantially identical to Exhibit 10.1 as follows:


   1. Lease Agreement dated June 15, 1998 with Health Care Property Investors, Inc., for the Green Bay, Wisconsin facility.
      Material details in which this Lease Agreement differs from Exhibit 10.1 are that the base rent per year is YEAR
      1 $400,000, YEAR 2 $411,111, YEAR 3 $427,778,  and YEAR 4 $441,889.

   2. Lease Agreement dated June 15, 1998 with Health Care Property Investors, Inc., for the Salima, KS facility. Material details in which this Lease Agreement differs from
      Exhibit  10.1 are that the base rent per year is YEAR 1
      $290,000, YEAR 2 $298,056, YEAR 3 $310,139, and YEAR 4 $320,369.

   3. Lease Agreement dated June 15, 1998 with Health Care Property Investors, Inc., for the Junction City, AR facility.
      Material details in which this Lease Agreement differs from Exhibit 10.1 are that the base rent per year is YEAR 1 $150,000, YEAR 2 $154,167, YEAR 3 $160,417, Healthcare Property
      Investors,  INC.,  and YEAR 4 $165,708.

   4. Lease Agreement dated June 15, 1998 with Health Care Property Investors, Inc., for the Dumas, AR facility. Material details in which this Lease Agreement differs from
      Exhibit 10.1 are that the base rent per year is YEAR 1 $270,000, YEAR 2 $277,500 YEAR 3 $288,750, and YEAR 4 $298,275.

   5. Lease Agreement dated June 15, 1998 with Health Care Property Investors, Inc., for the Port St. Lucie, FL facility.
      Material details in which this Lease Agreement differs from Exhibit 10.1 are that the base rent per year is YEAR 1 $560,000, YEAR 2 $575,556, YEAR 3 $598,889, and YEAR 4 $618,644.

   6. Lease Agreement dated June 15, 1998 with Health Care Property Investors, Inc., Healthcare Property Investors, Inc., for the Piggot, AR facility. Material details in which this Lease Agreement differs from Exhibit 10.1 are that the base rent per year is YEAR 1 $290,000, YEAR 2 $298,056, YEAR 3 $310,139, and YEAR 4 $320,369.

   7. Lease Agreement dated June 15, 1998 with Health Care Property Investors, Inc., for the Lake City, FL facility. Material details in which this Lease Agreement differs from
      Exhibit  10.1 are that the base rent per year is YEAR 1
      $330,000,  YEAR 2 $339,157, YEAR 3 $352,917,  and YEAR 4 $364,558.

   8. Lease Agreement dated June 15, 1998 with Health Care Property Partners, for the Omro, Wisconsin facility. Material details in which this Lease Agreement differs from Exhibit 10.1 are that the base rent per year is YEAR 1 $400,000, YEAR 2 $411,111, YEAR 3 $427,778, and YEAR 4 $441,889.

   9. Lease Agreement dated June 15, 1998 with Health Care Propery Partners, for the Walnut Cove, NC facility. Material details in which this Lease Agreement differs from Exhibit 10.1 are that the base rent per year is YEAR 1 $350,000, YEAR 2 $359,722, YEAR 3 $374,306, and YEAR 4 $386,653.

  10. Lease Agreement dated June 15, 1998 with Health Care
      Property Partners, for the Orlando, FL facility. Material details in which this Lease Agreement differs from
      Exhibit  10.11 are that the base rent per year is YEAR 1
      $560,000, YEAR 2 $575,556,  YEAR 3 $598,889,  and YEAR 4 $618,644.